UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

BULLION MONARCH MINING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

BULLION MONARCH MINING, INC.

299 East 950 South

Orem, Utah 84058

(801) 426-8111

AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Bullion Monarch Mining, Inc.:

The 2008 Annual Meeting of the Shareholders (the “Annual Meeting”) of Bullion Monarch Mining, Inc., a Utah corporation (“Bullion Monarch” or the “Company,” and “we,” “our” or “us” and similar words of import)  will be held at Little America Hotel, 500 South Main Street, Salt Lake City, Utah 84101, on Friday, November 7, 2008, at 3:00 p.m. At this year’s Annual Meeting, we plan to conduct the following business items:

(1)

To re-elect the current members of our Board of Directors;

(2)

To ratify the appointment of Mantyla McReynolds, LLC (“Mantyla McReynolds”) as our independent registered public accounting firm for the fiscal year ended April 30, 2009; and

(3)

To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof, all in accordance with the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on September 19, 2008, as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.  Only holders of record of common stock of Bullion Monarch at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting in person.  However, whether you expect to attend the Annual Meeting in person, you are urged to complete, date and sign the accompanying Form of Proxy and return it to our offices as soon as possible.  If you send your proxy and then decide to attend the Annual Meeting to vote your shares in person, you may still do so.  Your proxy is revocable in accordance with the procedures set forth in this Proxy Statement.

Should any shareholder wish to submit a proposal for consideration at the next annual meeting of our shareholders, any such proposal must be received by us at our principal executive offices no later than June 17, 2009, which is one hundred twenty (120) days prior to the next annual meeting that is currently anticipated to be held on or about October 15, 2009.  Notice of a shareholder proposal submitted outside the processes of Rule 14a-8 of the Securities and Exchange Commission shall be considered untimely.

By the Order of the Board of Directors

/s/ James A. Morris

James A. Morris, Secretary

BULLION MONARCH MINING, INC.

299 East 950 South

Orem, Utah  84058

PROXY STATEMENT

Annual Meeting and Proxy Solicitation Information.

This Proxy Statement is being furnished by our Board of Directors for the solicitation of proxies from the holders of our common stock in connection with the annual meeting of our shareholders to be held at Little America Hotel, 500 South Main Street, Salt Lake City, Utah 84101, on Friday, November 7, 2008, at 3:00 p.m., and at any postponement or adjournment thereof (the “Annual Meeting”).  It is expected that the Notice of Annual Meeting of Shareholders, our Annual Report on Form 10-KSB of the Securities and Exchange Commission for fiscal year ended April 30, 2008, this Proxy Statement, the accompanying Form of Proxy and the President’s Letter will be mailed to our shareholders on or before October 27, 2008.

VOTING RIGHTS AND SOLICITATION

Voting

The Board of Directors has fixed the close of business on September 19, 2008, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.  As of the Record Date, there were 40,453,510 shares of our common stock outstanding.  Holders of record of our common stock on the Record Date are entitled to cast one vote per share of common stock owned with respect to each matter to be considered at the Annual Meeting.

Each share of common stock will be voted in accordance with the instructions indicated in a properly executed Form of Proxy.  If no instructions are indicated, such shares will be voted as recommended by the Board of Directors.  If any other matters are properly presented to the Annual Meeting for action, the persons named in the Form of Proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.  A shareholder who has given a proxy may revoke it by voting in person at the Annual Meeting, or by giving written notice of revocation or a later-dated proxy to our Secretary at any time before the closing of the polls at the Annual Meeting.  Any written notice revoking a proxy should be sent to Bullion Monarch Mining, Inc., 229 East 950 South, Orem, Utah 84058, Attention: Mr. James A. Morris, Secretary.  At the Annual Meeting, shareholders will act upon the matters outlined in the accompanying Notice of Annual Meeting of

Shareholders and described further in this Proxy Statement.

Vote Required

The presence, in person or by properly executed proxies, of the holders of a majority of our outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting.  Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

In the election of the directors, the nominees receiving the majority of the votes cast will be elected.  Accordingly, abstentions and broker non-votes will not affect the outcome of the election for directors.

Ratifying of the appointment of Mantyla McReynolds requires an affirmative vote of a majority of the common stock having voting power present in person or represented by proxy at the Annual Meeting and entitled to vote.  In determining whether the appointment of Mantyla McReynolds has received the requisite number of affirmative votes, abstentions will be counted as shares entitled to vote and will have the same effect as a vote against such approval of the appointment of Mantyla McReynolds.  Broker non-votes, however, will be treated as not entitled to vote for the purposes of this proposal and will not be counted as votes for or against the appointment of Mantyla McReynolds.

Proxy Solicitation Costs

We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the Form of Proxy and any additional solicitation material that we may provide to shareholders.  Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners or directly to these beneficial owners.  Proxies will be solicited through the mail and may be solicited by our officers, directors and employees in person or by telephone.  These persons will not receive additional compensation for this effort.  The cost for the solicitation of proxies for our Annual Meeting, including legal, printing and mailing costs, will be approximately $10,000.

Recommendation of the Board of Directors

The Board recommends that you vote FOR each of the nominees of the Board (Proposal 1), and FOR the approval of the appointment of Mantyla McReynolds (Proposal 2).

Effective Dates

The election of directors and appointment of Mantyla McReynolds as our auditors, if approved by our shareholders, will be effective immediately following the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The nominees for election as directors are the five members of our current Board of Directors: R. Don Morris, James A. Morris, Peter Passaro, Rex L. Franson and Larry L. Anderson, PhD.  Each director is to serve until the next annual meeting of our shareholders or the director’s prior death, resignation or termination and the appointment and qualification of a successor.  Wayne E. Pearce resigned as a director, effective June 24, 2008.  His resignation was announced in a Press Release dated September 10, 2008; and Dr. Anderson was elected to the Board of Directors to fill this vacancy, effective September 15, 2008.

Nominees for Director

Name	Age	Position	Held Position Since
R. Don Morris	64	President and Chairman of the Board of Directors	1969
Peter Passaro	62	Director	1991
James Andrew Morris	40	Secretary and Director	1992
Rex L. Franson	54	Director	2006
Larry L. Anderson, PhD	73	Director	2008

R. Don Morris. Mr. Morris has been a Director of Bullion Monarch since 1969.  He received a Bachelor of Science degree in Geology from Brigham Young University in 1966, and has worked for Bullion Monarch in various capacities since.  He has a lifetime of experience in mining.  He now serves as the President, CEO and Chairman of the Board of Directors of Bullion Monarch.

Peter Passaro. Mr. Passaro has served on the Board of Directors of Bullion Monarch since May 1, 1991.  He attended the University of Connecticut.  He was the President and CEO of E&P Foundry for 19 years.  He sold his foundry business and has been employed as a consultant and director of Bullion Monarch since 1991.

James Andrew Morris.  Mr. Morris is a graduate of Brigham Young University, receiving a Bachelor of Science degree in Business Management.  He is the manager for Eagle Home Mortgage located in Elko, Nevada, and has worked as a director and consultant for Bullion Monarch since 1992.  He now serves as Secretary/Treasurer for Bullion Monarch.

Rex L. Franson. Mr. Franson was added to the Board of Directors of Bullion Monarch in January, 2006.  He graduated from Brigham Young University with a B.A. in economics in 1978, and from the University of Michigan with an M.A. in 1980.  He spent 17 years in the automobile business, including four years as an officer of Chrysler Corporation, where he served as the President and COO of Chrysler Financial Corporation.

Larry L. Anderson, PhD.  Mr. Anderson was appointed to the Board of Directors of Bullion Monarch, effective September 15, 2008.  Dr. Anderson received a B.S in Mining Engineering from the University of Utah in 1957 and a PhD in Fuels Engineering, with a minor in Metallurgy from the University of Utah in 1963. Throughout his career, he advised the U.S. Department of Energy and served as a lecturer for NATO Advanced Studies Institute on Fuel Science and Conversion.  Dr. Anderson is a Professor Emeritus for the Department of Chemical Engineering, University of Utah. Since 2003, Dr. Anderson has been a real estate agent for Split Rock Fine Homes in St. George, Utah.

Director Qualification Guidelines

In evaluating potential directors, Mr. Morris and the Board will consider, among other matters, the following factors:

•

the appropriate size of our Board of Directors;

•

our needs with respect to the particular talents and experience of our directors;

•

the knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•

familiarity with the mining industry;

•

experience with accounting rules and practices; and

•

the desire to balance the benefit of continuity with the periodic injection of the fresh perspective that may be provided by new Board members.

Our goal is to assemble a Board of Directors that brings together a variety of perspectives and skills derived from high quality business and professional experience.  In doing so, Mr. Morris and the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although Mr. Morris and the Board of Directors may also consider such other factors as they may believe are in the best interests of Bullion Monarch and our shareholders.

Mr. Morris and the Board of Directors identify nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-election. If any member of the Board does not wish to continue in service or if we decide not to re-nominate a member for re-election, we then identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

Committees

We do not have an Audit Committee, and we are not required to have an Audit Committee. We do not believe that the lack of an Audit Committee will have any adverse effect on our financial statements, based upon current operations. Management will assess whether an Audit Committee may be necessary in the future.

Nominating or Governance Committee:  During the annual period ended April 30, 2008, there were no changes in the procedures by which security holders may recommend nominees to our Board of Directors; and we do not presently have a Nominating Committee for members of our Board of Directors.  Nominations are considered by the entire Board.

Our Bylaws do not contain any provision addressing the process by which a shareholder may nominate an individual to stand for election to the Board of Directors, and we do not have any formal policy concerning shareholder recommendations to the Board of Directors. To date, we have not received any recommendations from non-affiliate shareholders requesting that the Board consider a candidate for election to the Board. However, the absence of such a policy does not mean that the Board of Directors would not consider any such recommendation, if one is received. The Board would consider any candidate proposed in good faith by a shareholder. To do so, a shareholder should send the candidate’s name, credentials, contact information and his or her consent to be considered as a candidate to the Chairman of the Board, R. Don Morris, addressed to: Bullion Monarch Mining, Inc., 229 East 950 South, Orem, Utah 84058, Attention: R. Don Morris, Chairman of the Board. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership in the Company (how many shares owned and for how long).

Compensation Committee: We do not currently have a Compensation Committee.

Code of Ethics

We have adopted a Code of Ethics that was attached as Exhibit 14 to our 10-KSB Annual Report for the fiscal year ended April 30, 2006, which can be accessed in the Edgar archives of the Securities and Exchange Commission at www.sec.gov.  For any shareholder who does not have Internet access, a copy of the Code of Ethics will be provided on request at no cost.

Communications with the Board of Directors

Our Board of Directors does not have a formal process for security holders to send communications to the Board. However, our directors take great interests in the concerns of shareholders.  In addition, our directors review and give careful consideration to any and all shareholder communications. Security holder communications may be sent to: Board of Directors, Bullion Monarch Mining, Inc., 299 East 950 South, Orem, Utah  84058. Communications may also be sent to any individual director at our address.

Meetings of the Board of Directors

During fiscal 2008, there were five meetings of the Board of Directors at which all members were present in person or by telephone conference; and during fiscal 2009 to the date hereof, there were two meetings of the Board of Directors at which all members were also present in person or by telephone conference.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the election of each of the nominees listed herein.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

The following table outlines information provided to the Company as of the Record Date, regarding beneficial ownership of Bullion Monarch common stock by our directors, executive management and any 5% beneficial owners.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	R. Don Morris (1)	7,799,562	19.3%
Common Stock	James A. Morris (2)	2,884,188	7.1%
Common Stock	Peter Passaro	3,303,794	8.2%
Common Stock	Rex L. Franson	17,500	0.04%
Common Stock	Larry L. Anderson, PhD	0	0.0%
Total		14,005,044	34.6%

(1)

1,600 shares are owned indirectly in the name of his spouse.

(2)

100,000 shares are owned indirectly in the names of his minor children (75,000 shares) and 25,000 in the name of his spouse.

THIS SPACE INTENTIONALLY LEFT BLANK

EXECUTIVE COMPENSATION

Summary Compensation Table for the Fiscal Years ended April 30, 2007, 2006 and 2005

The following table provides information relative to compensation paid to our directors and executive officers for the fiscal years indicated.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation ($) (h)	All Other Compensation ($) (i)	Total Earnings ($) (j)
R. Don Morris, President & Chairman of the Board	2008 2007 2006	148,380 150,000 100,000	113,670					(1) (2)	262,500 150,000 100,000
James A. Morris, Secretary	2008 2007 2006	12,000 12,000 6,000						9,000 (1) (2)	21,000 12,000 6,000
Peter Passaro, Director	2008 2007 2006	30,000 12,000 6,000						9,000 (1) (2)	39,000 12,000 6,000
Rex L. Franson, Director	2008 2007 2006	114,000 68,700 21,161						(1) (2)	114,000 68,700 21,161
Larry L. Anderson, PhD, Director	2008	0	0	0	0	0	0	0	0

(1)

See the heading “EnShale Stock Ownership” in Part I, Item 1, specifically Note (2) to the Table “Stock Ownership of EnShale,” in our 10-KSB Annual Report for the fiscal year ended April 30, 2008, which accompanies this Proxy Statement, for information about compensation paid to directors, executive officers and others in the form of common stock of our majority owned subsidiary, EnShale, Inc. (“EnShale”).  R. Don Morris received shares of EnShale valued at an aggregate of $55,440; James A. Morris received shares of EnShale valued at an aggregate of $13,200; Peter Passaro received shares of EnShale valued at an aggregate of $13,200; and Rex L. Franson received shares of EnShale valued at an aggregate of $56,760.

(2)

The following shares of common stock that were classified as “restricted securities” of Bullion Monarch were issued to these directors and executive officers during fiscal 2007:

To whom	Date	Number of shares	Consideration*
R. Don Morris	12/13/2006	4,378,962	Issued as debt relief for accrued officers compensation
Peter Passaro	12/13/2006	860,153	Issued as debt relief for accrued officers compensation
James A. Morris	12/13/2006	860,153	Issued as debt relief for accrued officers compensation
Wayne E. Pearce	12/13/2006	651,632	Issued as debt relief for accrued officers compensation

*

At July 31, 2004, Bullion Monarch had accrued $777,000 in officer compensation for services rendered on or before July 31, 2004.  On December 31, 2006, we resolved to issue 6,750,900 shares of our common stock that were “restricted securities” valued at $0.006 per share to relieve $40,505 in accrued officer compensation, and the remaining officer accrued compensation in the amount of $539,245 was forgiven by the officers under an Amended Stipulation for Judgment entered on March 31, 2005, regarding the reorganization of the Company into a newly formed Utah corporation following its dissolution in the State of Utah.  In addition, we agreed to pay the officers $197,250 in cash.  As of April 30, 2006, we accrued $72,000 in officer compensation.

Certain Relationships and Related Transactions

Except as indicated below or in the Summary Compensation Table above, there were no material transactions, or series of similar transactions, during our last three fiscal years, or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years and in which any director, executive officer or any security holder who is known to us to own of record or beneficially more than five percent of any class of Bullion Monarch common stock, or any member of the immediate family of any of the foregoing persons, had an interest.

The only other transaction between related persons was a note payable to a shareholder for $21,567 for expenses which that shareholder paid on our behalf. The note was non-interest bearing and due on demand.  The note was paid during the fiscal year ended April 30, 2006.

Family Relationships

R. Don Morris and James A. Morris are father and son, respectively.

Involvement in certain legal proceedings

During the past five years, none of our present or former directors, executive officers, promoters, control persons or persons nominated to become directors or executive officers:

(1) was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

(2) was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4) was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers and directors and persons who own more than 10% of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) with the Securities and Exchange Commission. Executive officers, directors and greater than 10% owners are required by the Securities and Exchange Commission’s regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely on a review of the copies of such forms furnished to us, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors have been filed; however, all such reports were not timely filed until they were brought current when we recommenced the filing of reports with the Securities and Exchange Commission in September, 2007.  Since that time, all such reports are believed to have been timely filed.

PROPOSAL 2

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors appointed Mantyla McReynolds as our registered public accounting firm for the fiscal years ended April 30, 2008, 2007 and 2006.  The Board of Directors has again appointed Mantyla McReynolds as our registered public accounting firm for the fiscal year ending April 30, 2009.  In order to ratify this appointment, this proposal will be presented at the Annual Meeting.  A representative from Mantyla McReynolds will not be present at the Annual Meeting.

Fees Paid to Principal Accountants

Audit Fees

The total fees paid to Mantyla McReynolds for professional services performed in connection with the audit of our financial statements for the fiscal year ended April 30, 2008, and for review of our financial statements in connection with our Quarterly Reports on Form 10-QSB filed for that year, were approximately $46,234.  In comparison, we paid $29,894 in fees during the fiscal year ended April 30, 2007, which included a review of our financial statements for our Quarterly Reports and other reviews related to regulatory filings required by the Securities and Exchange Commission.

Audit-Related Fees

The Company has not paid any fees to Mantyla McReynolds for audit-related fees during the last two fiscal years.

Tax Fees

The Company has not paid any fees to Mantyla McReynolds for tax fees during the last two fiscal years.

All Other Fees

The Company has not paid any fees for products and services provided by Mantyla McReynolds not reported under “Audit fees,” “Audit-related fees” and “Tax fees” in the last two fiscal years.

Pre-approval and Policies

Bullion Monarch has not adopted an Audit Committee; therefore, there is no Audit Committee policy in this regard. However, we do require approval in advance of the performance of professional services to be provided to us by our principal accountant. Additionally, all services rendered by our principal accountant are performed pursuant to a written engagement letter between Bullion Monarch and the principal accountant.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the appointment of Mantyla McReynolds.

PROPOSAL 3

OTHER MATTERS

The Board of Directors is not aware of any business other than the aforementioned matters that will be presented for consideration at the Annual Meeting.  If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Form of Proxy to vote thereon in accordance with their best judgment.

A copy of our Annual Report filed on Form 10-KSB for the fiscal year ended April 30, 2008, accompanies this Proxy Statement.

We look forward to seeing many of our shareholders at our Annual Meeting.  If you are unable to attend, please do not forget to submit your proxy to have your shares voted according to your wishes.

Sincerely,

/s/ R. Don Morris

R. Don Morris

President & CEO

FORM OF PROXY

FOR THE ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD NOVEMBER 7, 2008

This Proxy Is Solicited by Management of the Company.

The undersigned shareholder of Bullion Monarch Mining, Inc. (the “Company”), hereby appoints R. Don Morris or __________________________ as proxy-holder for and on behalf of the undersigned to attend the Annual Meeting of Shareholders to be held November 7, 2008, at 3:00 p.m. and to vote said shareholder’s shares as follows:

I direct that my proxy vote as follows:

1.

On a Proposal 1 to elect R. Don Morris, Peter Passaro, James A. Morris, Rex L. Franson and Larry L. Anderson, PhD, to the Board of Directors to serve until the next Annual Meeting:

R. Don Morris:

_____ For      _____ Against       ____ Abstain

Peter Passaro:

_____ For      _____ Against       ____ Abstain

James A. Morris:

_____ For      _____ Against       ____ Abstain

Rex L. Franson:

_____ For      _____ Against       ____ Abstain

Larry L. Anderson, PhD

_____ For      _____ Against       ____ Abstain

2.

On a resolution ratifying the re-selection of Mantyla McReynolds as the Company’s independent registered public accounting firm.

_____ For         _____ Against            _____ Abstain

I authorize my proxy to vote as his discretion may dictate on the transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

In the event R. Don Morris is unable to attend this Annual Meeting, then Peter Passaro shall be authorized to vote these shares in his place in the above-prescribed manner with the same discretion granted to Mr. Morris.

Print Name of Shareholder

Number of Shares

Signature of Shareholder

Date

Address:

Street or P.O. Number

City

State

   Zip

The undersigned hereby revokes any Proxy previously given, and incorporates by reference the provisions of the instructions following this Proxy.

Print Name of Shareholder

Number of Shares

Signature of Shareholder

Date

Address:

Street or P.O. Number

City

State

   Zip

U. S. Securities and Exchange Commission

Washington, D. C. 20549

FORM 10-KSB

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

For the fiscal year ended April 30, 2008

[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

For the transition period from __________________ to __________________

Commission File No. - 001-03896

BULLION MONARCH MINING, INC.

 (Name of Small Business Issuer in its Charter)

Utah	20-1885668
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

299 East 950 South

Orem, Utah 84058

(Address of Principal Executive Offices)

Issuer’s Telephone Number: (801) 426-8111

N/A

(Former address, if changed since last report)

Securities registered under Section 12(b) of the Act: None

Name of Each Exchange on Which Registered: None

Securities registered under Section 12(g) of the Act:

$0.001 par value common stock

Title of Class

Check whether the Issuer is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act. [  ]

Check whether the Issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. (1) Yes [X] No [  ]  (2) Yes [X] No  [  ]

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of Issuer’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [  ]

Indicate by check mark whether the Issuer is a shell company (as defined in Rule 12b-2 of the Exchange Act).

Yes [  ] No [X]

State Issuer’s revenues for its most recent fiscal year: April 30, 2008 - $2,662,399.

State the aggregate market value of the voting and non-voting common stock held by non-affiliates computed by reference to the price at which the common stock was sold, or the average bid and asked prices of such common stock, as of a specified date within the past 60 days.

July 28, 2008 - $7,261,960. There are approximately 25,041,241 shares of common voting stock of the Issuer held by non-affiliates.  This computation was based upon the average of the bid and asked prices of the Company’s common stock on the OTCBB of $0.27 and $0.31, respectively, on July 28, 2008.

Issuers Involved in Bankruptcy Proceedings During the Past Five Years

Not applicable.

Check whether the Issuer has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court. Yes [X] No [  ]

Applicable Only to Corporate Issuers

State the number of shares outstanding of each of the Issuer’s classes of common equity, as of the latest practicable date:

July 28, 2008:  Common stock – 40,453,510 shares outstanding.

July 28, 2008:  Preferred stock – No shares outstanding.

Documents Incorporated by Reference

A description of “Documents Incorporated by Reference” is contained in the Exhibit Index, Part III, Item 13, of this Annual Report.

Transitional Small Business Issuer Format: Yes [  ] No [X]

TABLE OF CONTENTS

PART I

4

Item 1. Description of Business

4

Item 2. Description of Property

15

Item 3. Legal Proceedings

26

Item 4. Submission of Matters to a Vote of Security Holders

27

PART II

27

Item 5. Market for Common Equity and Related Stockholder Matters and Small Business Issuer Purchases of Equity Securities.                                                                                                     27

Item 6. Management’s Discussion and Analysis or Plan of Operation

30

Item 7. Financial Statements.

32

Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure  51

Item 8(A)T. Controls and Procedures

51

Item 8(B). Other Information

51

PART III

51

Item 9. Directors, Executive Officers, Promoters and Control Persons; Compliance with Section

16(a) of the Exchange Act                                                                                                            51

Item 10. Executive Compensation

53

Item 11. Security Ownership of Certain Beneficial Owners and Management

54

Item 12. Certain Relationships and Related Transactions

55

Item 13. Exhibits

56

Item 14. Principal Accounting Fees and Services

56

SIGNATURES

57

PART I

Item 1. Description of Business

Business Development

Introduction

Bullion Monarch Mining, Inc. (“Bullion” or the “Company” or “we,” “our,” “us” or words of similar import) was incorporated in the State of Utah on May 13, 1948, under the name of “Bullion Monarch Mining Company.”  All references herein include all of its predecessors or successors described under the heading “Corporate History” of this Item below.

In 1999, the Company was administratively dissolved by the State of Utah for failing to file its annual reports with the Department of Commerce for the State of Utah.  It subsequently organized “Bullion Monarch Mining, Inc.,” a Utah corporation, and effected a court approved reorganization whereby each shareholder of the dissolved Bullion exchanged rights in that company for a like number of shares in the newly organized Bullion Monarch Mining, Inc. that each such shareholder previously owned in the dissolved Bullion, following a fairness hearing (the “Fairness Hearing”) conducted by the Utah Division of Securities on September 27, 2006.  The reorganization was essentially a recapitalization of the dissolved Bullion that was accounted for as a “reverse” reorganization, and the historical financial statements of the Company are those of the former operating dissolved Bullion.

Bullion believes that its present interests in various mining properties in Northern Nevada and throughout the Western United States, as well as its oil shale leases in the State of Utah, have substantial value.  With the exception of the Leeville/East Ore Mine currently owned and operated by Newmont Mining Corporation (“Newmont”) and in which the Company has a royalty interest, none of the Company’s properties are currently in production and no estimate of reserves has been made.

Bullion continues to actively pursue its long-held corporate strategy of exploring and acquiring land positions in close proximity to major mining operations and/or properties with known mineral deposits for development with joint venture partners or sale to third parties; is seeking to acquire additional oil shale properties; and is continuing to develop its technology believed to be capable of commercially extracting oil from oil shale.

Business Developments

Subsequent to Fiscal 2008 Ended April 30, 2008

The Company announced on June 16, 2008, that it had acquired an additional 20 million shares of common stock of EnShale, Inc., its majority-owned subsidiary organized in the State of Wyoming on July 11, 2005 (“EnShale”).  The acquisition of the additional shares of common stock was in exchange for the transfer of rights that Bullion owned to its oil shale mineral leases on Utah State Institutional Trust Land in Eastern Utah’s Uintah County.  With this acquisition, the Company now owns 80% of EnShale, which was approved by the Board of Directors on April 30, 2008.

The Company announced on June 19, 2008, that it had begun construction on a pre-production demonstration plant to extract oil from oil shale using EnShale’s patent pending extraction process that uses coal gasification, a clean coal technology, as a heat source, and horizontal kilns.

Fiscal 2008 Ended April 30, 2008

On January 24, 2008, the Company announced that the Board of Directors had authorized the use of up to $1,000,000 for open market purchases of shares of the Company’s common stock, with the funds for this program to come from the Company’s cash flow.  The repurchase program was to extend through December 31, 2009.

The Company announced on March 19, 2008, that it had formed a business relationship with its technical advisors, Emery Energy Company, LLC (“Emery Energy”), and the Idaho National Laboratory, a Division of the U. S. Department of Energy.  The announcement indicated that the Idaho National Laboratory had finished its analysis and modeling of the patent pending process of extracting oil from oil shale owned by EnShale.

On April 30, 2008, the Company announced the commencement of a legal action against Newmont to collect additional royalties it believes are owed pursuant to a 1979 agreement covering the Leeville/East Ore Mine between predecessors of Bullion and Newmont (the “Leeville/East Ore Mine Agreement” [Exhibit 10.1 in the Exhibit Index, Part III, Item 13).  Pursuant to that agreement, the Company ceased mining and exploration activities in the Lynn Mining District located in Northern Eureka County, Nevada, and in an eight square mile area of interest surrounding that mining district.  In return, Newmont (through its predecessor), as claimed by Bullion, agreed to pay Bullion a one percent royalty on any production in the Lynn Mining District and the area of interest that was described in that agreement.

Fiscal 2007 Ended April 30, 2007

The Fairness Hearing to reorganize the dissolved Bullion with the newly organized Bullion Monarch Mining, Inc. was conducted by the Utah Division of Securities on September 27, 2006.  The Utah Division of Securities approved the reorganization and issued a Permit Authorizing Issuance of Securities on that date.  Additional information about this reorganization and applicable documentation are contained in the 10-KSB Annual Report of the Company for the fiscal year ended April 30, 2006, filed with the Securities and Exchange Commission on September 19, 2007 (the “2006 Annual Report”).

Fiscal 2006 Ended April 30, 2006

Information regarding the Company’s material business developments during the fiscal year ended April 30, 2006, is contained in the 2006 Annual Report.  See the Exhibit Index, Part III, Item 13.

Corporate History

•

Incorporated in the State of Utah on May 13, 1948, under the name “Bullion Monarch Mining Company.”

•

Changed its name to “Bullion Monarch Uranium Company” on September 20, 1954.

•

Changed its name to “Bullion Monarch Company” on November 28, 1966.

•

Acquired by merger MM&S, effective March 3, 1969.

•

Administratively dissolved by the State of Utah on August 1, 1999.

•

Organized Bullion Monarch Mining, Inc. under the laws of the State of Utah on November 16, 2004.

•

Third Judicial Court in and for Salt Lake County, Utah, approved a reorganization between the dissolved Bullion and the newly organized Bullion Monarch Mining, Inc., subject to a Fairness Hearing to be conducted by the Utah Division of Securities, on March 31, 2005.

•

The Utah Division of Securities conducted a Fairness Hearing on the reorganization and approved the reorganization on September 27, 2006.

•

The Utah Division of Securities issued a Permit Authorizing Issuance of Securities No. 001-6729-21 on September 27, 2006, to allow the newly organized Bullion Monarch Mining, Inc. to issue its securities in exchange for the rights of the shareholders in the dissolved Bullion.

Copies of the current Articles of Incorporation and Bylaws of Bullion were filed as Exhibits to the Company’s 2006 Annual Report and are incorporated herein by reference.  See the Exhibit Index, Exhibit Nos. 3.1 and 3.2, respectively, in Part III, Item 13.  Additional information and documentation regarding these corporate developments is also contained in the 2006 Annual Report.

Business

Forward-looking Statements

Statements made in this Annual Report which are not purely historical are forward-looking statements with respect to the goals, plan objectives, intentions, expectations, financial condition, results of operations, future performance and business of the Company, including, without limitation, (i) its ability to raise capital, and (ii) statements preceded by, followed by or that include the words “may,” “would,” “could,” “should,” “expects,” “projects,” “anticipates,” “believes,” “estimates,” “plans,” “intends,” “targets” or similar expressions.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond the Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, nationally and/or in the communities in which the Company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, the Company’s ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting Bullion’s operations, products, services and prices.

Accordingly, results actually achieved may differ materially from expected results in these statements. Forward-looking statements speak only as of the date they are made. Bullion does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Business

Bullion is a natural resource company primarily engaged in acquiring, exploring, leasing, joint venturing and selling mining properties.; and is developing a process through its 80% owned subsidiary, EnShale, which it believes can extract oil from oil shale on a commercially economical basis.  Substantially all of Bullion’s operations are located in the Western United States.  Bullion continues to actively pursue its long-held corporate strategy of exploring and acquiring land positions in close proximity to major mining operations and/or properties with known deposits for development with joint-venture partners or sale to third parties.  Bullion locates and explores potential properties, with the idea of developing them to the point of production, while turning over the day to day operations to independent third parties.  Bullion currently has no development operations on any of the properties that it owns.

Management believes, with current and anticipated royalty income, that Bullion is now in a position that will allow it to more aggressively explore and develop its current properties, while looking for new opportunities; and to further develop its oil shale extraction technology through EnShale.  Bullion’s royalty revenue from Newmont’s Leeville/East Ore Mine is currently in full production.  This production is expected to continue for the next six to eight years.

Bullion also has a royalty interest in its North Pipeline placer mine, operated by Nevada Rae Gold, Inc., which is in a start-up production phase, and is projected to produce 2,400 yards alluvial material per day.  Bullion will receive a minimum royalty of $0.50 per yard or a 4% net royalty, whichever is greater.

On January 10, 2006, EnShale acquired a non-exclusive right to technology covered by U.S. Patent #6,709,573 from The Anthon Leon Smith and Rosalie Smith Revocable Living Trust.  The technology covers a process for the extraction of oil from oil shale.  This patent was issued on March 23, 2004, and will be in effect until March 23, 2021.  The current patent was based upon prior work protected under U.S. Patent #4,725,350.  Patent protection on the older patent has expired and technology described in that patent is now available as public art.  Subsequent to acquiring the non-exclusive license, EnShale engaged chemical engineering consultants at

Combustion Resources, Inc. of Provo, Utah (“Combustion Resources”) to evaluate the process covered by the patent and plan for construction of a demonstration plant.  Analysis conducted under this contract concluded that the single independent claim of the current patent was the injection of liquid hydrocarbons into the process.  EnShale and its consultants have not determined what the exact benefits of this injection process will provide to the oil shale extraction process, so they have decided to proceed with a process that will build on the public art.  EnShale has engaged Emery Energy, an engineering firm, to further design, develop and construct a demonstration plant to test this technology for the commercial production of oil from oil shale; and EnShale is presently in the process of reviewing funding avenues for this purpose, including debt and equity financing.  Management believes that Bullion has accomplished major breakthroughs in the development of technology for the commercial processing and extraction of oil from oil shale rock that involves extracting oil from shale while using “clean coal” technology to provide the heat necessary for the process in a design that captures all of the greenhouse gases that contaminate the atmosphere.  Coal gasification is currently the leading candidate to be used as an external source of heat in the extracting of oil from oil shale; prior extraction processes did not use an external source of heat, but ignited the oil shale with a significant reduction in yield and quality of the final product.  The vertical integration in the process will also eliminate the requirement to build an associated refinery.  According to the United States Geological survey, there are approximately 2.1 trillion barrels of oil contained in the oil shale in the three states of Utah, Colorado and Wyoming, which is about two times the known world reserve of oil.

According to an article published in the Deseret Morning News, Sunday, June 10, 2007, “Oil shale – Colorado, Utah deposits rival OPEC reserve,” Bloomberg News, the two states of Colorado and Utah alone are believed to have as much oil in oil shale rock as all of the countries in the Middle East, combined.  U. S. oil shale deposits hold an estimated 1.5 trillion barrels of oil, while all 12 OPEC countries have a combined proved crude oil reserves of approximately 911 million barrels.  Exxon Mobil Corp., Chevron Corp. and Royal Dutch Shell are spending upwards of $100 million a year testing new methods to extract oil from oil shale, with a growing number of executives and analysts saying the new technologies being utilized and the persistently high prices of oil make these processes feasible.

Combined with its interest in oil shale extraction technology, Bullion has leased mineral rights from the State of Utah on 4,650 acres of state owned land in Eastern Utah.  Current U. S. legislation prohibits the sale of leases on federal land to extract oil from oil shale, though there are pending bills in the United States Congress to eliminate this prohibition.  No assurance can be given that this prohibition will be changed.  The Company does not believe that this prohibition will have any effect on its current oil shale leases, which are on lands of the State of Utah.

Management believes that oil shale development is a mining project, where oil shale has to be mined and processed as is typical in mining projects.  Management sees a great need to exploit this resource to make the United States far less dependent on foreign oil.

Bullion is also attempting to acquire a larger interest in the Sumpter Oregon (now known as the “Gold Mountain” property) in which it currently owns a non-controlling interest.  Management is also currently entertaining offers from Kennecott Copper and others to explore its Ophir lead, silver and copper property located in Ophir, Utah; and it has had numerous inquiries into the possibility of further exploration and drilling of the hard rock potential of Bullion’s North Pipeline gold property.  Management is also contemplating Bullion’s own exploration program for this very promising project.

Bullion’s management believes that the environment for development of natural resources is strong as prices for metals and oil are at near all time highs.  Management looks forward to future growth and profitability.

EnShale Pre-Production Plant Status

Description

EnShale has completed drawings for the construction of a pre-production plant to process oil shale in Uintah County, Utah.  Emery Energy of Salt Lake City and Utah Fabrication of Tooele, Utah, have joined the effort as engineering and fabrication partners.  The scope of the pre-production test will include ore handling through oil vapor cooling.  Other aspects of EnShale’s proprietary process will not be tested at this stage as all are applications of known technologies.

EnShale expects to produce approximately 50 barrels per day at peak operation of its pre-production plant during a 100-day operation plan over a six month period.  A variety of operating parameters will be evaluated during the test operation to provide details for the Company’s design of a commercial facility.   Current plans are targeted at a commercial plant capable of producing 15,000 barrels per day at a target cost of less than $30 per barrel.

The Company has applied for a surface rights lease with the State of Utah for land that the Company has already been granted oil shale mineral rights leases for in the vicinity of Bonanza, Utah (Section 25 of Township 9 South Range 24 East).  The Company has also requested access to approximately 5,000 tons of oil shale ore currently being stored at the BLM’s White River Mine Site.

Cost

EnShale has estimated costs for the pre-production plant project as follows:

Engineering and Equipment    $1.8 million

Surface Restoration                   0.1 million

Other                                          0.1 million

Total                                         $2.0 million

No revenues are expected from the operation of the pre-production plant.  Funding is anticipated to be provided from internal sources from EnShale and Bullion.

Timing

Equipment fabrication is underway at Utah Fabrication, with the largest items being constructed on skids to allow transfer to Uintah County.  Other equipment is being assembled for eventual construction on the lease site.  The Company expects to have the plant completed in the fourth Quarter of calendar 2008 and will commence test operations immediately.

Current Status of Properties

The following is a brief summary of current or planned operations on the properties in which Bullion presently has an interest:

Ophir:  No operations have been commenced on this property; the Company has no present plans to develop this mining property; and no estimates have been made or are planned regarding determining the reserves on this property.  However, management is currently entertaining offers from Kennecott Copper and others to explore this property.

Maggie Creek: This property is not currently in operation, but adjacent to this property is Newmont’s Gold Quarry mine, which is a producing gold mine.  Since the Company has only a minor royalty interest in this property, it does not have the right to conduct mining operations.  No estimates have been made or are planned regarding determining the reserves on this property.

North Pipeline Mine:  Currently, an unaffiliated mining company, Nevada Rae Gold, Inc. has been given rights to mine gold from the placer deposits (the top gravel layer) on this property.  The Company has a guaranteed royalty on this production on a sliding scale of $12,500 minimum annual royalty per year or $0.50 a yard production royalty or a production royalty of 4% net, whichever is greater.  No estimates have been made on the mineral deposits on the land; however, it has had numerous inquiries into the possibility of further exploration and drilling of the hard rock potential of this gold property, and management is also contemplating Bullion’s own exploration program for this very promising project.

Leeville/East Ore Mine:  This property is currently being mined by Newmont, and the Company is receiving a continuing one-percent (1%) gross smelter return royalty.  This mine is estimated to have a mine life of six to eight (6-8) years at full production.  Newmont has estimated that full production was reached by the end of 2007.

Gold Mountain Property:  No operations have commenced on this property; and the Company only has an interest in the company that owns this property and not in the property itself.

ML50142:  No operations have commenced within the area covered by this lease; and no reserves have been estimated.

ML50145:  No operations have commenced within the area covered by this lease; and no reserves have been estimated.

ML50146:  No operations have commenced within the area covered by this lease; and no reserves have been estimated.

ML50147:  No operations have commenced within the area covered by this lease; and no reserves have been estimated.

ML50148:  No operations have commenced within the area covered by this lease; and no reserves have been estimated.

EnShale Stock Ownership

The following table indicates the current ownership of EnShale:

Stock Ownership of EnShale, Inc.

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock Common Stock	Bullion(1) R. Don Morris(2)	32,000,000 1,680,000	80.0% 4.2%
Common Stock Common Stock	James A. Morris(2) Robert D. Morris(2)	400,000 1,200,000	1.0% 3.0%
Common Stock	Peter Passaro(2)	400,000	1.0%
Common Stock	Wayne E. Pearce(2)	1,400,000	3.5%
Common Stock Common Stock	Rex L. Franson(2) Merrill C. Fisher(2)	1,720,000 1,200,000	4.3% 3.0%
Total		40,000,000	100%

(1)

12,000,000 shares acquired in exchange for License Agreement acquired for $400,000 on January 10, 2006, or approximately $0.033 per share; and 20,000,000 shares acquired for the transfer of rights that Bullion owned to its oil shale mineral leases on Utah State Institutional Trust Land in Eastern Utah’s Uintah County.  The Company acquired the five oil shale mineral leases exchanged for these shares from the State of Utah.  Each lease required an initial bid on the lease.  These initial bids totaled $9,669.  Each lease has a 10 year life, with a minimum yearly lease payment of $1 per acre due on the anniversary of the lease date.  A minimum lease payment of $500 is expected irrespective of actual acreage.  During the year ended April 30, 2008, lease payments totaled $5,231

(2)

Acquired March 10, 2006, for services rendered of an aggregate value of $264,000 or approximately $0.033 per share.  R. Don Morris is the Chairman of the Board of EnShale; Rex L. Franson is the CEO; Wayne E. Pearce is the Vice President and Corporate Secretary; Merrill C. Fisher is a Vice President and Director; Robert D. Morris is Controller and a director; Peter

Passaro is a founder; and James A. Morris is a founder.  All, with the exception of Merrill C. Fisher and Robert D. Morris are directors and executive officers of Bullion.

Risk Factors

The ownership of shares of common stock of Bullion is highly speculative and involves a high degree of risk. Therefore, you should consider all of the risk factors discussed below, as well as the other information contained in this Annual Report, prior to considering any investment in Bullion.

Risks Related To Bullion

Limited operations and continued losses.    Bullion has operated at a loss for much of its existence, with very limited operations in recent years. There can be no assurance that Bullion will continue to operate at a profit.

Future financial results may fluctuate significantly.  As a result of its limited operations, Bullion cannot predict future revenues or operating results.  Management, however, does expect future revenues and operating results to fluctuate due to a combination of factors, including the costs of production, world prices for minerals and oil and other factors.  If Bullion has a shortfall in revenues in relation to its expenses, or if its expenses increase before its revenues do, then Bullion’s business for a particular period would be materially adversely affected.  Because of all of these factors and the other risks discussed in this section, management believes that Bullion’s quarterly and annual revenues, expenses and operating results likely will vary significantly in the future.

Additional financing requirements.  Bullion may be required to seek additional financing to fund its operations and carry out its business plan.  There can be no assurance that such financing will be available on acceptable terms, or at all.  Bullion does not have any arrangements with any bank or financial institution to secure additional financing, and there can be no assurance that any such arrangement, if required or otherwise sought, would be available on terms deemed to be commercially acceptable and in its best interests.

Bullion will not be successful unless it recovers precious metals  or oil from oil shale and sells them in U.S. or world markets.  Bullion’s success and possible growth will depend on its ability, or the ability of those companies in which it is in contract with, to recover precious metals or oil, process them and successfully sell them on U.S. and world markets. The success of this process is dependent on the spot market prices paid in relation to the costs of production. Bullion may not always be able to produce at a profit because it can maintain a level of control only over its costs and has no ability to control the world spot market prices.

The cost of acquisition, exploration, and development activities are substantial and there is no assurance that the returns from mining activities or oil shale development will justify commercial operations.  Bullion cannot be certain that its acquisition, exploration and development activities will be commercially successful. Substantial expenditures are required to acquire existing mineral and oil shale properties, to establish reserves through drilling and analysis, to develop metallurgical processes to extract metal from the ore or oil from the shale in the case of new properties and to develop the mining and processing facilities and infrastructure at any site chosen for mining or oil shale production. There can be no assurance that any mineral reserves, mineralized material or oil from oil shale acquired or discovered will be in sufficient quantities or adequate grade to justify commercial operations or that the funds required for development can be obtained on a timely basis.

The price of gold, other minerals and oil is known to fluctuate on a regular basis and the downturn in price could negatively impact our operations and cash flow. The price of gold, other minerals and oil is subject to fluctuations, which could adversely affect the realizable value of Bullion’s assets and potential future results of operations and cash flow.

Mining and oil shale activities are inherently hazardous and any exposure may exceed Bullion’s insurance limits or may not be insurable.  Mining and oil shale exploration, development and operating activities are inherently hazardous. Mineral exploration involves many risks that even a combination of experience, knowledge, and careful evaluation may not be able to overcome. Operations in which Bullion has direct or indirect interests will be subject to all the hazards and risks normally incidental to exploration, development and production of gold and other metals, any of which could result in work stoppages, damage to property and possible environmental damage. The nature of these risks is such that liabilities might exceed any liability insurance policy limits. It is also possible that the liabilities and hazards might not be insurable, or Bullion could elect not to insure itself against such liabilities due to high premium costs or other reasons, in which event, Bullion could incur significant costs that could have a material adverse effect on its financial condition.

Since reserve calculations are only estimates, any material change may negatively affect the economic viability of our properties.  Reserve calculations are estimates only, subject to uncertainty due to factors including metal and oil prices and recoverability of metal and oil in the mining and mineral recovery process. There is a degree of uncertainty attributable to the calculation of reserves and corresponding grades dedicated to future production. Until reserves are actually mined and processed, the quantity of ore or oil and grades must be considered as an estimate only. In addition, the quantity of reserves and ore or oil may vary depending on metal or oil prices. Any material change in the quantity of reserves, mineralization, grade or stripping ratio may negatively affect the economic viability of our properties. In addition, there can be no assurance that gold recoveries, other metal or oil  recoveries in small-scale laboratory tests will be duplicated in larger scale tests under on-site conditions or during production.

Bullion’s operations are subject to strict environmental regulations that may result in added costs of operations and operational delays.  Exploration and development operations are subject to environmental regulations, which could result in additional costs and operational delays. All phases of Bullion’s planned operations are subject to environmental regulation. Environmental legislation is evolving in some countries or jurisdictions in a manner that may require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects, and a heightened degree of responsibility for companies and their officers, directors and employees. There is no assurance that future changes in environmental regulation, if any, will not negatively affect Bullion’s projects. Bullion is currently subject to environmental regulations with respect to all of its properties.

Bullion is subject to federal laws that require environmental assessments and bond/surety postings that add significant costs to our operations and delays in our projects.  The Bureau of Land Management requires that mining operations on lands subject to its regulation obtain an approved plan of operations subject to environmental impact evaluation under the National Environmental Policy Act. Any significant modifications to the plan of operations may require the completion of an environmental assessment or Environmental Impact Statement prior to approval. Mining companies must post a bond or other surety to guarantee the cost of post-mining reclamation. These requirements could add significant additional cost and delays to any mining project undertaken by Bullion.

Changes in state laws, which are already strict and costly, can negatively effect our operations by becoming stricter and costlier.  At the state level, mining operations are also regulated by various regulatory bodies including environmental, safety, and various permitting agencies.  Nevada state law requires projects to hold Nevada Water Pollution Control Permits, which dictate operating controls and closure and post-closure requirements directed at protecting surface and ground water. In addition, Bullion is required to hold Nevada Reclamation Permits required under NRS 519A.010 through 519A.170. These permits mandate concurrent and post-mining reclamation of mines and require the posting of reclamation bonds sufficient to guarantee the cost of mine reclamation. Other Nevada regulations govern operating and design standards for the construction and operation of any source of air contamination and landfill operations. Any changes to these laws and regulations could have a negative impact on our financial performance and results of operations by, for example, required changes to operating constraints, technical criteria, fees or surety requirements.

Title claims against Bullion’s mining properties could require it to compensate parties, if successful, and divert management’s time from operations.  There may be challenges to Bullion’s title in the mineral properties in which it holds a material interest. If there are title defects with respect to any of its properties, Bullion might be required to compensate other persons or perhaps reduce its interest in the affected property.  Also, in any such case, the investigation and resolution of title issues would divert management’s time from ongoing exploration and development programs.

The requirements of being a public company may strain our resources and distract management.  As a public company, Bullion is subject to the reporting requirements of the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). These requirements may place a strain on Bullion’s systems and resources. The Exchange Act requires that Bullion file annual, quarterly and current reports with respect to its business and financial condition. The Sarbanes-Oxley Act requires that Bullion maintain effective disclosure controls and procedures and internal controls for financial reporting. Bullion currently does not have an internal audit group. To maintain and improve the effectiveness of its disclosure controls and procedures and internal control over financial reporting, significant resources and management oversight will be required. This may divert management’s attention from other business concerns, which could have a material adverse effect on Bullion’s business, financial condition, results of operations and cash flows. In addition, Bullion will need to hire additional accounting and financial staff with appropriate public company experience and technical accounting knowledge, and management cannot assure you that Bullion will be able to do so in a timely or cost effective fashion.

Bullion does not intend to pay cash dividends on its common stock in the near term and, consequently, your only opportunity to achieve a return on your investment is if the price of our stock appreciates.  Bullion does not plan to declare cash dividends on shares of its common stock in the foreseeable future. Consequently, your only opportunity to achieve a return on your investment in Bullion will be if the market price of Bullion common stock appreciates and you sell your shares at a profit. There is no guarantee that the price of Bullion common stock that will prevail in the market after this offering will ever exceed the price that you pay.

Bullion’s business depends on a limited number of key personnel, and the loss of any of these personnel could negatively affect us.  Bullion’s officers are important to its success. If they become unable or unwilling to continue in their present positions, Bullion’s business and financial results could be materially negatively affected.

No established market for common stock; no market for shares.  Although our common stock is quoted on the OTC Bulletin Board of FINRA under the trading symbol “BULM,” there is currently no established trading market for our shares, and there can be no assurance that such a market will ever develop or be maintained.  Any market price for shares of our common stock is likely to be very volatile, and numerous factors beyond our control may have a significant adverse effect.  In addition, the stock markets generally have experienced, and continue to experience, extreme price and volume fluctuations which have affected the market price of many small capital companies and which have often been unrelated to the operating performance of these companies.  These broad market fluctuations, as well as general economic and political conditions, may adversely affect the market price of our common stock in any market that may develop.  Sales of “restricted securities” under Rule 144 may also have an adverse effect on any market that may develop.

Shares eligible for public sale in the future could decrease the price of Bullion’s common shares and reduce our future ability to raise capital.   All shares issued in the Fairness Hearing will be freely transferable and will not be “restricted securities.” If there is ever an established trading market in our common stock, of which there can be no assurance, sales of substantial amounts of Bullion common stock in the public market could decrease the prevailing market price of Bullion common stock and its ability to raise equity capital in the future.

“Penny stock” rules may make buying or selling Bullion common stock difficult.  Bullion anticipates that if a market is eventually created in its common stock, the trading price will be at $5.00 or less per share. Securities that trade for $5.00 or less are subject to the “penny stock” rules. The Securities and Exchange Commission has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. These rules require that any broker-dealer who recommends Bullion’s securities to persons other than prior customers and accredited investors, must, prior to the sale, make a special written suitability determination for the purchaser and receive the purchaser’s written agreement to execute the transaction. Unless an exception is available, the regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated with trading in the penny stock market. In addition, broker-dealers must disclose commissions payable to both the broker-dealer and the registered representative and the current quotations for the securities they offer.  The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in Bullion’s securities, which could severely limit the market price and liquidity of its securities. Broker-dealers who sell penny stocks to certain types of investors are required to comply with the Securities and Exchange Commission’s regulations concerning the transfer of penny stocks.  These requirements may restrict the ability of broker-dealers to sell Bullion common stock and may affect your ability to resell Bullion common stock.

Principal Products or Services and their Markets

Bullion presently provides no services and owns no products; however, it has acquired and is in the process of developing certain technology for the commercial extraction of oil from oil shale.  This technology is currently in the research and development stage, and substantial additional funding will be required to complete this research and development and to construct a demonstration plant to test this process.

Bullion is a natural resource company engaged in acquiring, exploring, leasing, joint venturing and selling mining properties.  Bullion continues to actively pursue its long-held corporate strategy of exploring and acquiring land positions in close proximity to major mining operations and/or properties with known deposits, for development with joint-venture partners or sale to third parties.  Bullion locates and explores potential properties, with the idea of developing them to the point of production, while turning over the day to day operation to independent third parties

Competitive Business Conditions and Competitive Position in the Mining and Oil Shale Industries Competition

Bullion competes with every major mining company for the acquisition of new mining properties. Bullion has limited resources and most companies with which Bullion competes have substantially greater resources, personnel and expertise.  Bullion’s competitive position in this industry is not considered to be significant.  However, the demand for precious metals is such that once a metal is produced it can be sold at an established market price which has made the exploration and production of such mineral resources, while highly speculative, highly lucrative.

Exxon Mobil Corp., Chevron Corp. and Royal Dutch Shell are among Bullion’s competitors in the extraction of oil from oil shale, among others.  Bullion’s competitive position in this industry is also not presently considered to be significant; however, that could change if the oil shale extraction process currently being developed by Bullion proves to be economically and commercially viable.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements or Labor Contracts, including Duration

EnShale, Bullion’s majority-owned subsidiary, acquired a non-exclusive right to technology covered by U.S. Patent #6,709,573 from The Anthon Leon Smith and Rosalie Smith Revocable Living Trust for $500,000 on January 10, 2006.  The technology covers a process for the extraction of oil from oil shale.  This patent was issued on March 23, 2004, and will be in effect until March 23, 2021.  The current patent was based upon prior work protected under U.S. Patent #4,725,350.  This license is subject to a 6% gross royalty payment paid to the owners of the patented process, on all oil produced from the use of the patented process.  There are also gross margin royalty payments that could increase the total royalty to as much as 12%.  Current technology processes being developed by Bullion for the extraction of oil from oil shale rely only on the prior public art of the former patent that is in the public domain; any development of a process based upon that prior public art will not be subject to these royalty payments.  A copy of this License Agreement is filed as an Exhibit to our 2006 10-KSB Annual Report and is incorporated herein by reference.  See Exhibit No. 10.2 in the Exhibit Index, Part III, Item 13.

Bullion has multiple royalty agreements with Newmont.  Bullion has a 3% net smelter return royalty dated April, 1990, on its Maggie Creek property.  This property is not currently in operation, but is adjacent to the property in Newmont’s Gold Quarry Mine, which is a producing gold mine.  Bullion also has a royalty interest in its Leeville/East Ore mine property, which encompasses two of Newmont’s mines, the East Ore and the Leeville mine.  This royalty is a 1% gross smelter return as set forth in the agreement dated May 10, 1979, between Bullion and Newmont.

Bullion also has a royalty agreement with Nevada Rae Gold, Inc. on its North Pipeline mine property, pursuant to a contract entered into in September of 2003 for the mining rights of the surface gravel.   The contract calls for a guaranteed annual royalty on a sliding scale of $12,500 minimum annual royalty per year or $0.50 a yard production or a production royalty of 4% net, whichever is greater.  Bullion has retained all rights to the hard rock minerals in the 440 Acres.

See the description of Bullion’s properties in Part I, Item 2, and the heading “Current Status of Properties,” of this Item, above.

Effect of Existing or Probable Governmental Regulations on the Business

General Mining and Oil Shale Requirements

Any Bullion United States mining and exploration or oil shale extraction activities will be subject to various federal and state laws and regulations governing the protection of the environment, including the Clean Air Act; the Clean Water Act; the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Endangered Species Act; the Federal Land Policy and Management Act; the National Environmental Policy Act; the Resource Conservation and Recovery Act; and related state laws. These laws and regulations are continually changing and are generally becoming more restrictive.

General Mining and Oil Share Environmental Requirements

Exploration and development operations in mining or oil shale extraction are subject to environmental regulations, which could result in additional costs and operational delays. All phases of Bullion’s planned operations are subject to environmental regulation. Environmental legislation is evolving in some countries or jurisdictions in a manner that may require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects, and a heightened degree of responsibility for companies and their officers, directors and employees. There is no assurance that future changes in environmental regulation, if any, will not negatively affect Bullion’s projects. Bullion is currently subject to environmental regulations with respect to its properties.

The Bureau of Land Management requires that mining operations on lands subject to its regulation obtain an approved plan of operations subject to environmental impact evaluation under the National Environmental Policy Act. Any significant modifications to the plan of operations may require the completion of an environmental assessment or Environmental Impact Statement prior to approval. Mining companies must post a bond or other surety to guarantee the cost of post-mining reclamation. These requirements could add significant additional cost and delays to any mining project undertaken by Bullion.

At the state level, mining operations are also regulated by various regulatory bodies including environmental, safety and various permitting agencies.  Bullion is required to hold Nevada Reclamation Permits required under NRS 519A.010 through 519A.170. These permits mandate concurrent and post-mining reclamation of mines and require the posting of reclamation bonds sufficient to guarantee the cost of mine reclamation. Other Nevada regulations govern operating and design standards for the construction and operation of any source of air contamination and landfill operations. Any changes to these laws and regulations could have a negative impact on our financial performance and results of operations by, for example, required changes to operating constraints, technical criteria, fees or surety requirements.

Securities and Exchange Commission and Sarbanes/Oxley Act

Smaller Reporting Company

We are subject to the reporting requirements of Section 13 of the Exchange Act, subject to the disclosure requirements of Regulation S-K of the Securities and Exchange Commission, as a “smaller reporting company.”  That designation will relieve us of some of the informational requirements of Regulation S-K.

Sarbanes/Oxley Act

We are subject to the Sarbanes-Oxley Act of 2002.  The Sarbanes/Oxley Act created a strong and independent accounting oversight board to oversee the conduct of auditors of public companies and strengthens auditor independence.  It also requires steps to enhance the direct responsibility of senior members of management for financial reporting and for the quality of financial disclosures made by public companies; establishes clear statutory rules to limit, and to expose to public view, possible conflicts of interest affecting securities analysts; creates guidelines for audit committee members’ appointment, compensation and oversight of the work of public companies’ auditors; management assessment of our internal controls; auditor attestation to management’s conclusions about internal controls (anticipated to commence with the December 31, 2009, year end); prohibits certain insider trading during pension fund blackout periods; requires companies and auditors to evaluate internal controls and procedures; and establishes a federal crime of securities fraud, among other provisions. Compliance with the requirements of the Sarbanes/Oxley Act will substantially increase our legal and accounting costs.

Exchange Act Reporting Requirements

Section 14(a) of the Exchange Act requires all companies with securities registered pursuant to Section 12(g) of the Exchange Act to comply with the rules and regulations of the Securities and Exchange Commission regarding proxy solicitations, as outlined in Regulation 14A. Matters submitted to stockholders of Bullion at a special or annual meeting thereof or pursuant to a written consent will require Bullion to provide its stockholders with the information outlined in Schedules 14A or 14C of Regulation 14; preliminary copies of this information must be submitted to the Securities and Exchange Commission at least 10 days prior to the date that definitive copies of this information are forwarded to stockholders.

Bullion is also required to file annual reports on Form 10-KSB and quarterly reports on Form 10-QSB with the Securities and Exchange Commission on a regular basis, and will be required to timely disclose certain material events (e.g., changes in corporate control; acquisitions or dispositions of a significant amount of assets other than in the ordinary course of business; and bankruptcy) in a Current Report on Form 8-K.

Cost and Effects of Compliance with Environmental Laws

Bullion is not currently engaged in any principal mining or exploration operations nor in any operations involving the extraction of oil from oil shale; accordingly, until any such operations are planned, it is not possible to estimate the cost or assess the effects of environmental compliance on any such operations.

Number of Total Employees and Number of Full Time Employees

Bullion presently has seven full time employees, including two officers.

Additional Information

You may read and copy any materials that we file with the Securities and Exchange Commission at its Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may also find all of the reports or registration statements that we have filed electronically with the Securities and Exchange Commission at its Internet site at www.sec.gov.  Please call them at 1-202-551-8090 for further information on this or other Public Reference Rooms.  The Company’s Exchange Act reports are also available from commercial document retrieval services, such as Corporation Service Company, whose telephone number is 1-800-222-2122.

Item 2. Description of Property

Bullion has the following interests in mineral properties and oil and gas leases.  Access is year round, except the Sumpter, Oregon property is only accessible by four-wheel drive during the winter months.

Ophir:  This property is located in Tooele County, Utah, Township 5 South, Range 4 West, and is accessed via improved unpaved roads.  This property was purchased in two transactions during the 1970’s, and consists of a 100% interest in five patented claims located in Tooele County, Utah, the Commodore, Prince of Wales, Prince of Wales #2, Prince of Wales #4 and Prince of Wales #5 claims.  No operations have commenced on this property, and no estimates of the mineral deposits have been made.  The Company has no present plans to develop this mining property.  No estimates have been made or are planned regarding determining the reserves on this property.

Location of Ophir claim from Salt Lake City, Utah

13
14
WEBER
MORGAN
DAVIS
GREAT SALT LAKE
SUMMIT
SALT LAKE
TOOELE
UTAH
WASATCH
JUAB
CARBON
South Ogden
Roy
Clinton
Clearfield
West Pt
Syracuse
Layton
Kaysville
Fruit Heights
Morgan
Farmington
Centerville
Bountiful
North Salt Lake
SALT LAKE CITY
See Page 26
Coalville
Henefer
Echo
Mountain Green
Croydon
Peterson
Enterprise
Milton
Stoddard
Littleton
Taggarts
Richville
Porterville
Upton
Pineview
Oakley
Marion
Kamas
Francis
Woodland
Park City
Heber City
Midway
Charleston
Daniel
Wallsburg
WEST VALLEY CITY
Magna
West Jordan
South Jordan
SANDY
Draper
Riverton
Bluffdale
Alpine
Highland
Cedar Hills
Lehi
American Fork
Pleasant Grove
Lindon
Orem
PROVO
Springville
Mapleton
Spanish Fork
Salem
Payson
Woodland Hills
Elk Ridge
Santaquin
Genola
Goshen
Elberta
Eureka
Mammoth
Silver City
Tooele
Grantsville
Erda
Stansbury Park
Lake Point
Stockton
Rush Valley
Ophir
Mercur
Cedar Fort
Fairfield
Eagle Mountain
Saratoga Springs
Vineyard
Vernon
Clover
Saint John
Mona
Nephi
Levan
Mount Pleasant
Fairview
Fountain Green
Moroni
Wales
Spring City
Indianola
Milburn
Scofield
Helper
Colton
Lynndyl
Leamington
Oak Creek
Birdseye
Uinta National Forest
Wasatch-Cache National Forest
Manti-La Sal National Forest
Strawberry Reservoir
Utah Lake
Mormon Pioneer National Historic Trail
Hill AFB
Bonneville Seabase
Dugway
Jordanelle State Park
Rockport State Park
Deer Creek State Park
Utah Lake State Park
Timpanogos Cave NM
Camp Floyd Stage Coach Inn State Park
Fielding Garr Ranch
Antelope Island State Park
Eagle Mountain
Tintic
Wasatch Mountain State Park
Sunset
Hooper
Sky View
Soldier Summit
Diamond
Thistle
Starvation WMA
Gooseberry
Clear Creek
Jericho
White Sands
Little Sahara Recreation Area
Sand Mountain
Rockwell Natural Area
San Pitch Mountains

1

Location of Ophir claim from Tooele, Utah

2

Ophir claims map

This is the grid map of Township 5 South Range 4 West of the Salt Lake Meridian, Utah.  Please see the attached pdf for the actual map.

Maggie Creek:  This property is located in Eureka County, Nevada, seven miles north of Carlin, unpatented claims located in sections 12 and 14, township 33 North, Range 51 East, Mount Diablo Meridian, Lynn Mining District and is accessed via improved paved roads.  Bullion’s interest in this property is limited to future three-percent (3%) royalty income from operations performed by others mining this property.  No operations have commenced on this property.  This property is just south of Newmont’s Gold Quarry deposit. This property is not currently in operation but adjacent to this property is Newmont’s Gold Quarry mine, which is a producing gold mine.  Since the Company has only a minor royalty interest in this property, it does not have the right to conduct mining operations.  No estimates have been made or are planned regarding determining the reserves on this property.

3

Nevada map with the Maggie Creek, North Pipeline Mine and Leeville/East Ore Mine locations

Leeville Maggie Claims
N. Pipeline
GREAT BASIN
NEVADA
Denio
McDermitt
Upper Lake
Middle Alkali Lake
Black Rock Desert
Santa Rosa Range
Independence Mts
Humboldt R
Winnemucca
Battle Mountain
Carlin
Elko
Wells
Wendover
80
Pyramid Lake
Trinity Range
Lovelock
Stillwater Range
Carson Sink
Fernley
Reno
Sparks
Virginia City
Carson City
Fallon
Shoshone Mts
Austin
Toiyabe Range
Eureka
Ruth
Ely
Egan Range
Schell Creek Range
Snake Ra
Wheeler Pk 13063
Yerington
Schurz
Gardnerville
Walker Lake
Mt Grant 11239
Hawthorne
Round Mountain
Monitor Range
Hot Creek Range
Grant Range
Mono Lake
Boundary Pk 13140
Tonopah
Pioche
Panaca
Caliente
Yosemite Village
Mariposa
Bishop
White Mts
Owens R
Pahute Mesa
Madera
Clovis
Independence
Beatty
St George
15
Indian Springs
Sheep Range
Overton
Lake Mead
Lone Pine
Mt Whitney 14494
Owens Lake
Death Valley
Panamint Range
Amargosa Range
Charleston Pk 11918
North Las Vegas
Las Vegas
Henderson
Boulder City
CALIFORNIA
SIERRA NEVADA
Visalia
Tulare
Porterville
Kern River
Delano
Trona
Ridgecrest
5
Wasco
Oildale
Bakersfield
Lake Mohave
Bullhead City
Taft
Tehachapi
Mojave
MOJAVE DESERT
Barstow

4

Locations of the Maggie Creek, North Pipeline Mine and Leeville/East Ore Mines in Central Nevada

North Pipeline Mine:  This property is located in Lander County, Nevada, Township 29 North, Range 47 East, Mount Diablo Meridian, Section 9, more particularly described as the E ½;  E ½ of the NW ¼ of Section 9, Twp 29, Range 47, and is accessed via improved paved roads.  This property was purchased on June 6, 1979.  Currently, an unaffiliated mining company (Nevada Rae Gold) has been given rights to mine gold from the placer deposits (top gravel layer).  Bullion has a guaranteed royalty on a sliding scale of $12,500 minimum annual royalty per year or $0.50 a yard production royalty or a production royalty of 4% net, whichever is greater.  No estimates have been made on the mineral deposits on the land.

5

Location of North Pipeline Mine from I-80

N. Pipeline 2

Nevada
0
10mi
USGS

6\17\2008

No warranty is made by the BLM for the use of the data for purposes not intended by the BLM.

6

Leeville/East Ore Mine:  This property is located in Eureka County, Nevada, Sections 1, 2, 10, 11, and 12 of Township 35 North, Range 50 East, Mount Diablo Meridian, Lynn Mining District and is accessed via improved paved roads.  The property is currently being mined by Newmont, and Bullion is receiving a continuing one-percent (1%) gross smelter return royalty.

Location of Leeville/East Ore Mine

East ore body and Leeville

Eastern Nevada/North Area
1 Mile
2 Kilometers
NORTH
Numbers indicate land sections
Bootstrap Pit
Saddle Pit
Tara Pit
Barrick Miekle Mine
Barrick Post/Betze Pit
NMC Deep Post Underground
North Star Pit
Deep Star Underground
Bobcat Pit
Blue Star Genesis Pit
Sold Pit
Beast Pit
Leeville Underground
Lantern Pit
North of West Pit
Carlin UG
Carlin Pit
Pete Pit
Bullion Monarch Mining Sections:
1
2
10
11
12

7

Leeville/East Ore Mine BLM map

Leeville East Orebody

36N 49E
36N 50E
36N 51E
35N 51E
35N 49E
35N 50E
34N 51E
34N 49E
34N 50E
N
0
2mi
33N 51E

6\17\2008

No warranty is made by the BLM for the use of the data for purposes not intended by the BLM.

8

Gold Mountain Property.  Bullion owns approximately 1% of Gold Mountain Exploration and Development Company for a $28,000 investment in a gold mine with a 750,000 ounce drilled gold resource.  The property is located approximately seven miles north of Sumpter, Oregon, or 40 miles southwest of Baker City, Oregon.  No operations have commenced on this property; and the Company only has an interest in the company that owns this property.

ML50142:  The property covered under this mineral lease is located in Uinta County, Utah, T8S, R25E, SLB&M and is 1,278.04 acres.  Access to this location is via a dirt road.  The lease was purchase on December 1, 2005, and has an initial period of ten (10) years and may be renewed.  No operations have commenced within the area covered by this lease.  The lease requires a production royalty on the basis of 5% of the market price of the products produced from the leased properties.  In no event will the production royalty be less than $1.00 per barrel of produced oil.  On December 1, 2010, the royalty may, at the option of the lessor, be increased at the rate of up to 1% per annum.  The maximum royalty rate shall not exceed 12.5% per annum.  No operations have commenced within the area covered by this lease.

ML50145:  The property covered under this mineral lease is located in Uinta County, Utah, T9S, R24E, SLB&M and is 866.47 acres.  Access to this location is via a dirt road.  The lease was purchase on December 1, 2005, and has an initial period of ten (10) years and may be renewed.  No operations have commenced within the area covered by this lease.  The lease also requires a production royalty on the basis of 5% of the market price of the products produced from the leased properties.  In no event will the production royalty be less than $1.00 per barrel of produced oil.  On December 1, 2010, the royalty may, at the option of the lessor, be increased at the rate of up to 1% per annum.  The maximum royalty rate shall not exceed 12.5% per annum.  No operations have commenced within the area covered by this lease.

ML50146:  The property covered under this mineral lease is located in Uinta County, Utah, T9S, R24E, SLB&M and is 1442.01 acres.  Access to this location is via a dirt road.  The lease was purchase on December 1, 2005, and has an initial period of ten (10) years and may be renewed.  No operations have commenced within the area covered by this lease.  The lease also requires a production royalty on the basis of 5% of the market price of the products produced from the leased properties.  In no event will the production royalty be less than $1.00 per barrel of produced oil.  On December 1, 2010, the royalty may, at the option of the lessor, be increased at the rate of up to 1% per annum.  The maximum royalty rate shall not exceed 12.5% per annum.  No operations have commenced within the area covered by this lease.

ML50147:  The property covered under this mineral lease is located in Uinta County, Utah, T9S, R25E, SLB&M and is 200.9 acres.  Access to this location is via a dirt road.  The lease was purchase on December 1, 2005, and has an initial period of ten (10) years and may be renewed.  No operations have commenced within the area covered by this lease.  The lease also requires a production royalty on the basis of 5% of the market price of the products produced from the leased properties.  In no event will the production royalty be less than $1.00 per barrel of produced oil.  On December 1, 2010, the royalty may, at the option of the lessor, be increased at the rate of up to 1% per annum.  The maximum royalty rate shall not exceed 12.5% per annum.  No operations have commenced within the area covered by this lease.

ML50148:  The property covered under this mineral lease is located in Uinta County, Utah, T11S, R25E, SLB&M and is 863.4 acres.  Access to this location is via a dirt road.  The lease was purchase on December 1, 2005, and has an initial period of ten (10) years and may be renewed.  No operations have commenced within the area covered by this lease.  The lease also requires a production royalty on the basis of 5% of the market price of the products produced from the leased properties.  In no event will the production royalty be less than $1.00 per barrel of produced oil.  On December 1, 2010, the royalty may, at the option of the lessor, be increased at the rate of up to 1% per annum.  The maximum royalty rate shall not exceed 12.5% per annum.  No operations have commenced within the area covered by this lease.

9

Location map of EnShale leases on the Utah - Colorado border

Green River
Green River Ranger Station
Daniels Ranch
Petroglyphs
Daniels
Canyon
Snow Cabin
Escalante Ranch Rd
Jesse Morris Ranch Rd
Dominguez y Escalante Trail Marker
Utah Welcome Center
Blue Mtn Rd
Wilkins Cabin
Cliff Ridge Hang Glider Launch Site
Points of Pines
Radio Tower
Bourdette
Draw
CLIFF RIDGE
STUNTZ RIDGE
Mud Springs
Jensen Cabin
Miner's Draw Rd
Kane
Hollow
Musket Shot Springs Historical Site and Overlook
Old Victory Hwy
RIM ROCK
Cliff Creek
Cottonwood
Snake John
K Ranch
Bull Cyn
Snake John Reef
Left Fork
Cow Wash
RAVEN RIDGE
SQUAW RIDGE
Snake John Reef Cutoff Rd
Wash
UINTAH
COLORADO
Dinosaur
Colorado Welcome Ctr
Walker Hollow Oil and Gas Field
Red Wash
el 5700
Camp Rd
Red Wash Oil and Gas Field
Power Springs Gas Field
Old Bonanza Hwy
See lease m
North
Coyote Basin Gas Field
DG&T RR
COYOTE BASIN
Kennedy Station Interpretive Site
Kennedy
Devils Playground
Hacking Reservoir
Bonanza Air Strip
Bonanza Power Plant (Deseret Generation and Transmission Cooperative)
Walsh Knolls
5846
Coyote
Dripping Rock

10

Location of the EnShale leases in Uintah County, Utah

R20E
R21E
R22E
R23E
R24E
R25E
T8S
T9S
T10S
T11S
T12S
T13S
T14S
Uintah and Ouray
Indian Reservation
White River
Sand Wash
Block
Magic Circle
Block
Bonanza
Block
Federal Oil Shale
Tract UA
Tract UB
Holliday
Block
Seep Ridge
Block
Geokinetics, Inc.
Seep Ridge Project

UTAH TRUST LANDS

Oil Shale Resources
Uintah County, Utah

LEGEND

Trust Lands Oil Shale Leases

- ConocoPhillips
- Bullion Monarch Mining, Inc.
- Millenium Synfuels, Inc
- Retamco Operating, Inc.
- Cliffs Synfuels, Inc
- Red Leaf Resources
- Other Oil Shale Leases

Trust Lands Minerals

- All mineral ownership
- Partial mineral ownership

Other Land Ownership

- Other Trust Lands
- BLM Administered Lands
- Tribal Land
- Private
- State Wildlife Lands
- U.S. Fish & Wildlife Lands
- Intermittent Water

- 1,000's Barrels Oil Per Acre In The 25 GPT Mahogany Zone
- Mahogany Oil Shale Zone Thickness in Feet
- Overburden Thickness In Feet Above The Mahogany Zone
- Surface Erosion of The Mahogany Zone

January, 2008

Prepared by John T. Blake

Utah School and Institutional Trust Lands Administration

Data represented on this map is for REFERENCE USE ONLY and is NOT to be used in place of a legal land survey! The Utah School and Institutional Trust Lands Administration (SITLA) IT/GIS Department assumes no responsibility for errors or omissions in these materials. While SITLA seeks to verify data for accuracy and content, discrepancies may exist within the data. SITLA hereby disclaims any and all liability due to the use or misuse of this map and the data represented on this map. The user assumes total responsibility for verification and use.

Lakes, rivers, streams, highways, roads, county and state boundaries were USGS DLG 1:100,000 source files, and contour lines (if present) were generated from USGS DEM 3-arc-second files, collected and distributed by the Utah Automated Geographic Reference Center. The ownership information was originally digitized by Utah State University from BLM 1:100,000 source maps and has been edited by Utah Trust Lands Administration (TLA) to reflect current state ownership. TLA surface and mineral ownership is frequently being updated and verified by TLA. Official and detailed information is available from the responsible agencies.

The oil shale resource and related isopachs here shown were adapted from USGS OFR 91-285, based upon geostatistical analysis of well logs and other data. The map therefore represents only a generalized snapshot of oil shale resources within the region and may or may not represent the actual oil shale resource at any given location.

0 1 2 4 6 mi

0 5,000 10,000 20,000 30,000 ft

0 1 2 4 6 k

State of Utah
School & Institutional
Trust Lands Administration

Office Building:  In August, 2005, Bullion purchased an 1,850 square foot office building for $175,000.  This building is used by Bullion for its executive offices.  The building is located at 299 East 950 South, Orem, Utah..

Business Building: On May 22, 2008, Bullion’s management voted by a majority to purchase a property for the use of business in the Vernal, Utah, area. Bullion’s majority-owned subsidiary, EnShale, is expected to commence operations of its oil shale demonstration plant, and subsequently, its full production facility, in that same area. The property was purchased for $317,900 and sits at approximately 2,000 square feet of finished interior with an additional 1,500 available to be finished.

Item 3. Legal Proceedings

Except as indicated below, Bullion is not a party to any pending material legal proceeding. To the knowledge of management, no federal, state or local governmental agency is presently contemplating any proceeding against Bullion. No director, executive officer or affiliate of Bullion or owner of record or beneficially of more than five percent of Bullion’s common stock is a party adverse to Bullion or has a material interest adverse to Bullion in any proceeding.

On April 30, 2008, the Company announced the commencement of a legal action against Newmont to collect additional royalties it believes are owed pursuant to a 1979 agreement covering the Leeville/East Ore Mine between predecessors of Bullion and Newmont (the “Leeville/East Ore Mine Agreement” [Exhibit 10.1 in the Exhibit Index, Part III, Item 13).  Pursuant to that agreement, the Company ceased mining and exploration activities in the Lynn Mining District located in Northern Eureka County, Nevada, and in an eight square mile area of interest

11

surrounding that mining district.  In return, Newmont (through its predecessor), as claimed by Bullion, agreed to pay Bullion a one percent royalty on any production in the Lynn Mining District and the area of interest that was described in that agreement.  The case in pending in the United States District Court for the District of Nevada, styled as “Bullion Monarch Mining, Inc. versus Newmont USA Limited, a Delaware corporation, d/b/a Newmont Mining Corporation, and Does I-X, inclusive.”  The action was brought under a contingency agreement with the Company’s attorneys under which the Company is responsible for all costs, regardless of recovery.  No assurance can be given that the Company will be successful in this legal action.

Item 4. Submission of Matters to a Vote of Security Holders

 The Company held its 2007 Annual Meeting of stockholders on January 28, 2008, and two matters were submitted to a vote of our stockholders, the re-election of the current members of the Board of Directors and the ratification of the appointment of Mantyla McReynolds, LLC as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2008.  There were 24,529,844 shares voted in favor of re-electing R. Don Morris, 11,000 against and 6, 100 abstaining; there were 24,528,844 shares voted in favor of re-electing Peter Passaro, 11,000 against and 7, 100 abstaining; there were 24,529,844 shares voted in favor of re-electing James A. Morris, 11,000 against and 6, 100 abstaining; there were 24,529,844 shares voted in favor of re-electing Wayne Pearce, 11,000 against and 6, 100 abstaining.  24,486,944 shares voted to ratify the appointment of Mantyla McReynolds, LLC as our independent registered public accounting firm for the fiscal year ending April 30, 2008, with 60,000 abstaining.

PART II

Item 5. Market for Common Equity and Related Stockholder Matters and Small Business Issuer Purchases of Equity Securities.

Market Information

Historically, there was an established public market for shares of common stock of Bullion in the Pink Sheet through November of 2002. Commencing in December, 2007, the Company’s common stock began being quoted on the OTCBB of the Financial Industry Regulatory Authority, Inc. (“FINRA”) under the trading symbol “BULM.”

For any market that develops for Bullion’s common stock, the sale of “restricted securities” (common stock) pursuant to Rule 144 of the Securities and Exchange Commission by members of management or any other person to whom any such securities may be issued in the future may have a substantial adverse impact on any such public market. Present members of management have satisfied the one year holding period of Rule 144 for public sales of their respective holdings in our Bullion in accordance with Rule 144.   See the headings “Rule 144” and “Recent Sales of Unregistered Securities” of this Item below.

The following table sets forth, for the periods indicated, the high and low bid information for the Company’s common stock on the OTCBB since December, 2007, and for the quarterly periods ending April 30, 2008. These quotations do not reflect actual transactions or retail mark-ups, mark-downs or commissions.

Quarter Ended	High Bid	Low Bid
January 31, 2008	$0.70	$0.17
April 30, 2008	$0.68	$.28

12

Rule 144

The following is a summary of the current requirements of Rule 144:

	Affiliate or Person Selling on Behalf of an Affiliate	Non-Affiliate (and has not been an Affiliate During the Prior Three Months)
Restricted Securities of Reporting Issuers

During six-month holding period – no resales under Rule 144 Permitted.

After Six-month holding period – may resell in accordance with all Rule 144 requirements including:

•

Current public information,

•

Volume limitations,

•

Manner of sale requirements for equity securities, and

•

Filing of Form 144.

During six- month holding period – no resales under Rule 144 permitted.

After six-month holding period but before one year – unlimited public resales under Rule 144 except that the current public information requirement still applies.

After one-year holding period – unlimited public resales under Rule 144; need not comply with any other Rule 144 requirements.

Restricted Securities of Non-Reporting Issuers

During one-year holding period – no resales under Rule 144 permitted.

After one-year holding period – may resell in accordance with all Rule 144 requirements including:

•

Current public information,

•

Volume limitations,

•

Manner of sale requirements for equity securities, and

•

Filing of Form 144.

During one-year holding period – no resales under Rule 144 permitted. After one-year holding period – unlimited public resales under Rule 144; need not comply with any other Rule 144 requirements.

Holders

The number of record holders of Bullion’s common stock as of the date of this Annual Report is approximately 3,550, not including an indeterminate number who may hold shares in “street name.”

Dividends

Bullion has not declared any cash dividends with respect to its common stock and does not intend to declare dividends in the foreseeable future. The future dividend policy of Bullion cannot be ascertained with any certainty. There are no material restrictions limiting, or that are likely to limit, Bullion’s ability to pay dividends on its securities.

13

Securities Authorized for Issuance under Equity Compensation Plans

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	None	None	None
Equity compensation plans not approved by security holders	None	None	None
Total	None	None	None

Recent Sales of Unregistered Securities

During the last three years, Bullion has issued the following unregistered securities:

To whom	Date	Number of shares	Consideration*
R. Don Morris	12/13/2006	4,378,962	Issued as debt relief for accrued officers compensation
Peter Passaro	12/13/2006	860,153	Issued as debt relief for accrued officers compensation
James A. Morris	12/13/2006	860,153	Issued as debt relief for accrued officers compensation
Wayne Pearce	12/13/2006	651,632	Issued as debt relief for accrued officers compensation
Robert Morris III	01/31/2008	100,000	Services valued at $0.05 per share
George Harris	01/31/2008	75,000	Services valued at $0.05 per share
Leonard W. Burningham	01/31/2008	50,000	Services valued at $0.05 per share

*

At July 31, 2004, Bullion had accrued $777,000 in officer compensation for services rendered on or before July 31, 2004.  On December 31, 2006, Bullion resolved to issue 6,750,900 shares of its common stock that were “restricted securities” valued at $0.006 per share to relieve $40,505 in accrued officer compensation, and the remaining officer accrued compensation in the amount of $539,245 was forgiven by the officers.  In addition, Bullion agreed to pay the officers $197,250 in cash. As of April 30, 2006, Bullion had accrued $72,000 in officer compensation.  See Exhibit No. 2.1, and specifically Section 11 of Exhibit A thereof, with references to this arrangement in the Reorganization and Exchange Offer Agreement considered at the Fairness Hearing conducted by the Utah Division of Securities as outlined under the heading “Fairness Hearing” of Part I, Item 1.

Bullion issued all of these securities to persons who were “accredited investors” as that term is defined in Regulation D of the Securities and Exchange Commission; and each such investor had prior access to all material information about Bullion as each is and was then a director or executive officer.  Bullion believes that the offer and sale of these securities were exempt from the registration requirements of the Securities Act, pursuant to Sections 4(2) and 4(6) thereof, and Rule 506 of Regulation D of the Securities and Exchange Commission.  Sales to “accredited investors” are preempted from state regulation.

Use of Proceeds of Registered Securities

Bullion had no proceeds from the sale of registered securities during the periods covered by this Annual Report or the fiscal periods reported in its consolidated financial statements that accompany this Annual Report.

14

Purchases of Equity Securities by Us and Affiliated Purchasers

As of April 30, 2008, the Company had a total of 49,000 shares of common stock held as treasury stock.  During the year ended April 30, 2008, the Company acquired 41,500 shares valued at cost, for $26,799. The original 7,500 shares were purchased on April 12, 1986, for $5,507.

We purchased 9,000 shares on January 28, 2008, for $0.65 per share and 9,000 shares on January 31, 2008, for $0.68 per share for an aggregate gross purchase price of $12,232.

Item 6. Management’s Discussion and Analysis or Plan of Operation

Plan of Operation

Forward-looking Statements

Statements made in this Annual Report which are not purely historical are forward-looking statements with respect to the goals, plan objectives, intentions, expectations, financial condition, results of operations, future performance and business of Bullion, including, without limitation, (i) Bullion’s ability to raise capital, and (ii) statements preceded by, followed by or that include the words “may,” “would,” “could,” “should,” “expects,” “projects,” “anticipates,” “believes,” “estimates,” “plans,” “intends,” “targets” or similar expressions.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond Bullion’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, nationally and/or in the communities in which Bullion conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting Bullion’s operations, products, services and prices.

Accordingly, results actually achieved may differ materially from expected results in these statements. Forward-looking statements speak only as of the date they are made. Bullion does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

General

Management believes there are adequate funds to continue current operations for the next six to eight years, if the Company did not fully develop the EnShale technology and related mining operations.  Revenues from Newmont’s Leeville/East Ore mine are anticipated to be between $$3 and $3.5 million per year.

During fiscal 2009, Bullion plans to attempt to acquire a larger interest in the Sumpter Oregon (now known as the “Gold Mountain” property) in which it currently owns a non-controlling interest; and is also currently entertaining offers from Kennecott Copper and others to explore its Ophir lead, silver and copper property located in Ophir, Utah,

The Company also has had numerous inquiries into the possibility of further exploration and drilling of the hard rock potential of its North Pipeline gold property, and is contemplating its own exploration program for this very promising project during fiscal 2009.

Bullion had expected Nevada Rae Gold, Inc. to commence production on the North Pipeline property in late 2007. However, it is behind schedule due to an engineering design flaw.

Bullion’s management believes that the environment for development of natural resources is strong as prices for metals and oil are at near all time highs.  Management looks forward to future growth and profitability in this area.

15

EnShale has completed drawings for the construction of a pre-production plant to process oil shale in Uintah County, Utah.  Emery Energy of Salt Lake City and Utah Fabrication of Tooele, Utah, have joined the effort as engineering and fabrication partners.  The scope of the pre-production test will include ore handling through oil vapor cooling.  Other aspects of EnShale’s proprietary process will not be tested at this stage as all are applications of known technologies.

During the completion of EnShale’s demonstration plant, Bullion will be evaluating various possibilities to raise the funding necessary to construct the expected full production plant and underground mining operation in the Vernal, Utah, area. The funding may take the form of equity, debt or a combination thereof.  It will, as is normal for such a financing process, require a proper due diligence period followed by a contractual negotiation period – all common to the financial industry for such a secondary public and private offering.

Bullion does not expect to sell or dispose of any of its assets during the next 12 months. The Company does, however, expect to experience some changes in its employee roster, as well as that of the Board of Directors and it outside advisory board.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Year Ended April 30, 2008 compared to the Year Ended April 30, 2007

Royalty revenues increased substantially during fiscal 2008 compared to 2007.  Bullion received $2,662,399 in 2008 compared to $1,352,801 in fiscal 2007.  Bullion’s largest revenue source is coming from the 1% royalty on Newmont’s Leeville/East Ore mine.  Newmont has increased production on its Leeville/East Ore mine and is therefore increasing their royalty payment to Bullion.  According to Newmont, full capacity was reached during 2007.

Bullion’s liabilities increased in fiscal 2008 from $178,705 to $393,335.  The main reason for this increase in 2008 was due to taxes payable of $250,059.  We had no taxes payable in 2007, due to a tax-loss carryforward.  Bullion was able to pay accrued compensation in fiscal 2007 in the form of cash and securities, which decreased its other liabilities from $72,000 to $27,000.  The leases that Bullion was able to secure in Uinta County, Utah, in 2006, were booked as long term liabilities.  These leases are renewable each year, and if market conditions change, Bullion could easily fail to renew the leases.

Expenses in the fiscal year ended 2008 increased by $789,912 as compared to the fiscal year ended 2007.  The increased expense was due to additional $549,341 in research and development expenses and an increase of $240,571 in general and administrative expenses.  These expenses increased primarily due to the employment of two new employees during that period.

For the fiscal year ended April 30, 2008, Bullion had royalty revenues of $2,662,399 compared to the fiscal year ended April 30, 2007, in the amount of $1,352,801.  General and administrative expenses for the fiscal year ended April 30, 2007, were $864,300 compared to $1,104,871 for the fiscal year ended April 30, 2008.  Bullion also had research and development expenses in the fiscal year ended 2008 of $573,987 compared to $24,646 in 2007.  These revenues resulted in an operating income of $983,541 for the fiscal year ended April 30, 2008, compared to operating income of $463,855 for the fiscal year ended April 30, 2007.  In the fiscal year ended April 30, 2008, Bullion had other income of $0, interest income of $20,686, interest expense of $1,044 and a net loss to a non-controlling interest of $37,565, compared to the fiscal year ended April 30, 2007, in which Bullion had other income of $37,500 and interest income of $4,016 and a net loss allocated to the non-controlling interest of $86,712.  During the fiscal year ended April 30, 2008, we had an unrealized gain on marketable securities of $8,103, with no comprehensive income in the fiscal year ended April 30, 2007.  Bullion had a net income in the fiscal year ended April 30, 2008, of $537,291, compared to net income for the fiscal year ended April 30, 2007, of $640,167.

Liquidity

Bullion had cash and cash equivalents of $1,356,679 as of April 30, 2008, and total current assets of $1,632,102; total current liabilities of $366,461; and a total stockholders’ equity of $2,482,279.

16

Off-Balance Sheet Arrangements

Bullion had no off-balance sheet arrangements during any of the period covered by this Annual Report or the consolidated financial statements that accompany this Annual Report.

17

Item 7. Financial Statements.

Bullion Monarch Mining, Inc.

Report of Independent Registered Public Accounting Firm & Financial Statements

April 30, 2008

Bullion Monarch Mining, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Bullion Monarch Mining, Inc

Orem, Utah

We have audited the accompanying balance sheet of Bullion Monarch Mining, Inc. as of April 30, 2008, and the related statements of operations, stockholders’ equity, and cash flows for the years ended April 30, 2008 and 2007.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal controls over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bullion Monarch Mining, Inc. as of April 30, 2008, and the results of operations and cash flows for the years ended April 30, 2008 and 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/Mantyla McReynolds, LLC

Mantyla McReynolds, LLC

Salt Lake City, Utah

July 23, 2008

BULLION MONARCH MINING, INC.

CONSOLIDATED BALANCE SHEET

April 30, 2008

ASSETS
Current assets
Cash and cash equivalents	$1,356,679
Royalty receivables - Note 1	261,085
Prepaid expense	6,632
Employee advances - Note 1	3,500
Taxes receivable	4,206
Total current assets	1,632,102

Property, plant and equipment:
Property, plant and equipment, net - Note 1 & 9	337,343

Other assets:
Mining properties - Note 1 & 8	273,071
Oil shale leases - Note 1 & 8	53,160
Investments - Note 1 & 13	130,084
Patent - Note 10	429,687
Other asset	20,167
Total other assets	906,169
Total assets	$2,875,614
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$23,603
Accrued liabilities	83,595
Taxes payable - Note 2	250,059
Deferred tax liability - Note 2	5,181
Current portion of long-term lease obligation - Note 8	4,023
Total current liabilities	366,461

LONG-TERM LIABILITIES
Long-term lease obligation - Note 8	26,874
Total long-term liabilities	26,874
Total liabilities	393,335

Non-controlling interest - Note 7	-

STOCKHOLDERS’ EQUITY
Preferred stock - par value $0.001,10,000,000 shares authorized No issued or outstanding	-
Common stock - par value $0.001, 100,000,000 shares authorized 40,453,510 issued and outstanding	40,453
Additional paid-in capital	4,322,991
Less treasury stock - Note 3	(32,306)
Accumulated other comprehensive income	8,103
Accumulated deficit	(1,856,962)
Total stockholders’ equity	2,482,279
Total liabilities and stockholders’ equity	$2,875,614

See accompanying notes to financial statements.

BULLION MONARCH MINING, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Years Ended April 30, 2008 and 2007

	Consolidated Year Ended April 30, 2008	Consolidated Year Ended April 30, 2007
Royalty revenues	$2,662,399	$1,352,801

Research & development expenses	573,987	24,646
General & administrative expense	1,104,871	864,300
Operating income	983,541	463,855
Other income (expense)
Other income	-	37,500
Interest income	20,686	4,016
Interest expense	(1,044)	(1,161)
Total other income	19,642	40,355

Net income before non-controlling interest	1,003,183	504,210
Non-controlling interest	37,565	86,712
Net income before income taxes	1,040,748	590,922
Provision/(benefit) for income taxes	503,457	(49,245)
Net income	$537,291	$640,167

Other comprehensive income
Change in unrealized gain on marketable securities	8,103	-
Net comprehensive income	$545,394	$640,167

Earnings per share - basic and diluted	$0.01	$0.02
Weighted average shares outstanding	40,337,321	40,228,510

See accompanying notes to financial statements.

BULLION MONARCH MINING, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

For the years ended April 30, 2008 and 2007

	Preferred Shares	Preferred Stock	Common Shares	Common Stock	Treasury Shares	Additional Paid in Capital	Accumulated Other Comprehensive Income	Accumulated Deficit	Net Stockholders’ Equity
Balance, April 30, 2006	-	$-	40,228,510	$40,229	$(5,507)	$4,311,966	$-	$(3,034,420)	$1,312,268

Net income for the year ended April 30, 2007	-	-	-	-	-	-	-	640,167	640,167
Balance, April 30, 2007	-	-	40,228,510	40,229	(5,507)	4,311,966	-	(2,394,253)	1,952,435

Purchase of treasury stock	-	-	-	-	(26,799)	-	-	-	(26,799)

Stock issued for compensation at $.05 a share	-	-	225,000	224	-	11,025	-	-	11,249

Unrealized gain on investment, net of tax	-	-	-	-	-	-	8,103		8,103
Net income for the year ended April 30, 2008	-	-	-	-	-	-	-	537,291	537,291
Balance, April 30, 2008	-	$-	40,453,510	$40,453	$(32,306)	$4,322,991	$8,103	$(1,856,962)	$2,482,279

See accompanying notes to financial statements.

BULLION MONARCH MINING, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ended April 30, 2008 and 2007

	For the Year ended April 30, 2008	For the Year ended April 30, 2007
Cash flows from operating activities:
Net income	$537,291	$640,167

Adjustments to reconcile net (loss) to net cash provided by operating activities:
Non-controlling interest	(37,565)	(86,712)
Depreciation	17,667	16,125
Amortization	32,083	31,250
Issuance of stock for compensation	11,249	-
Bad debt expense	5,659	2,153
(Increase)/decrease in royalty receivable	(117,031)	(101,808)
(Increase)/decrease in prepaid expenses	(2,375)	(4,257)
(Increase)/d ecrease in employee advances	(3,500)	11,500
(Increase)/decrease in tax receivable	(4,206)	-
Increase/(decrease) in accounts payable	9,892	(66,280)
Increase/(decrease) in taxes payable	250,059	-
Increase/(decrease) in deferred tax asset	263,745	(49,245)
Increase/(decrease) in accrued liabilities	(19,592)	85,455
Increase/(decrease) in accrued officer compensation	(27,000)	(45,000)
Net cash from operating activities	916,376	433,348

Cash flows from investing activities:
Purchase of froperty, plant & equipment	(131,530)	(15,500)
Payment from short-term loans	-	10,000
Purchase of available for sale securities	(26,300)	(62,500)
Purchase of other asset	(21,000)	-
Net cash from investing activities	(178,830)	(68,000)

Cash flows from financing activities:
Payment of related party notes	-	(2,674)
Payment of note payable	(3,909)	(3,792)
Payments for treasury stock	(26,799)	-
Net cash from financing activities	(30,708)	(6,466)

Net increase in cash	706,838	358,882
Beginning cash balance	649,841	290,959
Ending cash balance	$1,356,679	$649,841
Supplemental disclosure of cash flow information:
Cash paid for taxes	$-	$-
Cash paid during the year for interest	$1,044	$1,161

See accompanying notes to financial statements.

BULLION MONARCH MINING, INC.

Notes to the Consolidated Financial Statements

For the years ended April 30, 2008 and 2007

NOTE 1

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Organization

Bullion Monarch Mining, Inc. (Bullion) was organized under the laws of the State of Utah on November 16, 2004.  The Company was organized to engage in any lawful activity.  On March 31, 2005, the Third District Court in the State of Utah approved a plan by which Bullion Monarch Mining, Inc. shares would be exchanged with the shares of Bullion Monarch Company, a previously dissolved corporation, for which Bullion Monarch Mining, Inc. obtained the rights and obligations of Bullion Monarch Company.  Accordingly, these financial statements contain operations of Bullion Monarch Company.

Bullion derives its revenues from exploring, acquiring and developing mining properties in the Western United States, Although we are willing to look everywhere, the Company currently has interests in properties in Utah, Oregon and primarily in the State of Nevada.  The Company has been involved in mining in Nevada and more particularly in the Carlin Trend, for over 60 years.   The Company currently has two mines producing royalties in the Carlin Trend.

EnShale, Inc., a majority-owned subsidiary of Bullion Monarch Mining, Inc., is a Wyoming Corporation and was organized under the laws of that state on July 11, 2005 as International Energy Resource Development, Inc.  The name of that company was later changed to EnShale, Inc.  This subsidiary is engaged in several activities associated with the extraction of oil from oil shale deposits in Eastern Utah.  There are three primary directions being pursued:  (1) acquisition of mineral rights, (2) technology development, and (3) fund-raising to support continuing operations.

(b)

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

 (c)

Cash

For purposes of the statements of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents. The Company had $1,356,679 in cash as of April 30, 2008. Of that amount, $1,078,033 exceeds the Federal Deposit Insurance Corporation (FDIC) insured limit of $100,000.

BULLION MONARCH MINING, INC.

Notes to the Consolidated Financial Statements

For the years ended April 30, 2008 and 2007

NOTE 1

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(d)

Consolidation

For the purposes of financial disclosure, Bullion Monarch Mining, Inc. and EnShale, Inc. have been consolidated.  All intercompany transactions have been eliminated and a non-controlling interest was recognized. The non-controlling interest was allocated its reportable share, thus reducing it to zero, at which point the Company determined that Bullion would more likely than not be responsible for maintaining the subsidiary’s operations. (See Notes 6 & 7)

(e)

Royalty Revenue

The Company recognizes revenues in accordance with the Securities and Exchange Commission, Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition” SAB 104 clarifies application of U. S. generally accepted accounting principles to revenue transactions.  Revenue is recognized as earned; persuasive evidence of an agreement exists, as precious metals are mined and the risks and rewards have been transferred (and sold on the market), prices are fixed or determinable, and cash collections are reasonably assured.

Revenue recognized under the Leeville, East Carlin and Barrick royalty agreement is based upon 1 percent of revenue received by the operator of the mine, Newmont, for the sale of minerals from the mines, reduced by certain costs incurred by Newmont.  In general, initial payment is based upon provisional royalties calculated using ounces of gold and silver shipped during the period.  Final royalties are paid when final settlement is made by buyers.  The Company recognizes final royalties when payment has been received.

(f)

Royalty Receivables

Royalty receivables include certain amounts due from mining lessees.  The Company books the receivable once ore deposits have been mined and sold on the market.  The Company believes all amounts are fully collectible and therefore has not booked an allowance for doubtful accounts.  The Company charges off and expenses uncollectible accounts when management estimates no possibility of collecting the related receivable.  The Company considers royalty receivables to be past due or delinquent based on contractual payment terms.

(g)

Impairment of Patents

The Company reviews long-lived assets, at least annually, to determine if impairment has occurred and whether the economic benefit of the asset (fair value for assets to be used and fair value less disposal costs for assets to be disposed) is expected to be less than the carrying value. Triggering events, which signal further analysis, consist of a significant decrease in the asset’s market value, a substantial change in the use of an asset, a significant physical change in the asset, a significant change in the legal or business climate that could affect the asset, an accumulation of costs significantly in excess of the amount originally expected to acquire or construct the asset, or a history of losses that imply continued losses associated with assets used to generate revenue.  No such adjustments were required for the fiscal year ended April 30, 2008.

BULLION MONARCH MINING, INC.

Notes to the Consolidated Financial Statements

For the years ended April 30, 2008 and 2007

NOTE 1

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(h)

Investments

The Company owns 100,000 common shares of Gold Mountain Exploration and Development Company (Gold Mountain) which approximates a one-percent (1%) interest.  The Company also owns 1,476,000 common shares of Sydney Resource Corporation Company which is approximately a ten-percent (10%) interest. The Company accounts for these investments as “available-for-sale” and records each of the investments at fair market value with an associated adjustment, if necessary, as an unrealized gain or loss.  The unrealized gain or loss is based on the original cost of the security verses the current fair market value.  As of April 30, 2008, the Company recorded an unrealized gain of $8,103 and a deferred tax liability of $5,181.  The investments’ fair market value was $130,084 (See Note 13).

 (i)

Property and Equipment, Mining Properties, Mineral Leases

Property and equipment is recorded at cost less accumulated depreciation. Assets are depreciated using the straight-line method over their estimated useful lives ranging from three to five years and not to exceed 40 years for buildings.

Mining Properties

Royalty interests in mineral properties include acquired royalty interests in production stage, and development stage properties. The fair value of acquired royalty interests in mineral properties are capitalized as tangible assets when such interests do not meet the definition of a financial asset under SFAS 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, or a derivative instrument under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Also, in accordance with EITF, 04-02, “Working Group Report No.1, Whether Mineral Rights are Tangible or Intangible Assets and Related Issues,” we recognize our royalty interests as tangible assets as of April 30, 2008 and 2007. We based our conclusion on the following factors:

1. Our royalty interests in mineral properties do not meet the definition of financial assets under FASB Statement No. 140 and

2. Our royalty interests in mineral properties do not meet the definition of derivative instruments under FASB Statement No. 133

Acquisition costs of production stage royalty interests are depleted using the units of production method over the life of the mineral property, which is estimated using proven and probable reserves. Acquisition costs of royalty interests on exploration stage mineral properties, where there are no proven and probable reserves, are not amortized. At such time as the associated exploration stage mineral interests are converted to proven and probable reserves, the cost basis is amortized over the remaining life of the mineral property, using proven and probable reserves. The carrying values of exploration stage mineral interests are evaluated for impairment at such time as information becomes available indicating that the production will not occur in the future. Exploration costs are charged to operations when incurred.

Impairment of Long-Lived Assets

The Company reviews long-lived assets, at least annually, to determine if impairment has occurred and whether the economic benefit of the asset (fair value for assets to be used and fair value less disposal costs for assets to be disposed of) is expected to be less than the carrying value. Triggering events, which signal further analysis, consist of a significant decrease in the asset’s market value, a substantial change in the use of an asset, a significant physical change in the asset, a significant change in the legal or business climate that could affect the asset, an accumulation of costs significantly in excess of the amount originally expected to acquire or construct the asset, or a history of losses that imply continued losses associated with assets used to generate revenue.  No such adjustments were required for the fiscal year ended April 30, 2008.

BULLION MONARCH MINING, INC.

Notes to the Consolidated Financial Statements

For the years ended April 30, 2008 and 2007

NOTE 1

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(i)

Property and Equipment, Mining Properties, Mineral Leases (continued)

Exploration and Development Costs

Costs of acquiring mining properties and any exploration and development costs are expensed as incurred.  Mine development costs incurred either to develop new ore deposits, expand the capacity of operating mines, or to develop mine areas substantially in advance of current production are expensed. Costs incurred to maintain current production or to maintain assets on a standby basis are charged to operations.  Costs of abandoned projects are charged to operations upon abandonment. The Company evaluates, at least quarterly, the carrying value of capitalized mining costs and related property, plant and equipment costs, if any, to determine if these costs are in excess of their net realizable value and if a permanent impairment needs to be recorded. The periodic evaluation of carrying value of capitalized costs and any related property, plant and equipment costs are based upon expected future cash flows and/or estimated salvage value in accordance with Statement of Financial accounting Standards (SFAS) No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets.” For the year ended April 30, 2008, the Company has not recognized any exploration and development costs.

(j)

Fair Values of Financial Instruments

The fair value of the Company’s cash and cash equivalents, accounts receivable, and accounts payable approximates the carrying amount due to the short duration of these accounts.

(k)

Income Taxes

The Company applies the provisions of Statement of Financial Accounting Standards No. 109 [the Statement], Accounting for Income Taxes.  The Statement requires an asset and liability approach for financial accounting and reporting for income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting basis and tax basis of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.  See Note 2.

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (FIN 48), which clarifies the accounting and disclosure for uncertainty in tax positions, as defined. FIN 48 seeks to reduce the diversity in practice associated with certain aspects of the recognition and measurement related to accounting for income taxes. The Company is subject to the provisions of FIN 48 as of May 1, 2007, and has analyzed filing positions in all of the federal and state jurisdictions where it is required to file income tax returns, as well as all open tax years in these jurisdictions. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will result in a material adverse effect on the Company’s financial condition, results of operations, or cash flow. Therefore, no reserves for uncertain income tax positions have been recorded pursuant to FIN 48. In addition, the Company did not record a cumulative effect adjustment related to the adoption of FIN 48.

The Company pays a minerals tax to the State of Nevada. During the year ended April 30, 2008, the Company included $135,665 of this mineral tax in general and administrative expenses.

BULLION MONARCH MINING, INC.

Notes to the Consolidated Financial Statements

For the years ended April 30, 2008 and 2007

NOTE 1

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 (l)

Net Income (Loss) Per Share

In accordance with Statement of Financial Accounting Standards No. 128, Earnings per Share (SFAS 128), the Company computes basic income (loss) per share by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted net income per share reflects the dilution of potential common shares outstanding such as stock options and unvested restricted stock during the period using the treasury stock method.  Basic and diluted earnings per share are equal because the Company does not have stock options or other common share equivalents.

(m)

Impact of New Accounting Standards

SFAS 157 Fair Value Measurements (September 2006)

This standard defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements.  This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007.  Early adoption is encouraged.  The Company is continuing to evaluate SFAS 157 and to assess the impact on its results of operations and financial condition.

SFAS 158 Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans (September 2006)

This statement is an amendment of FASB Statements 87, 88, 106 and 132(R)” (“SFAS 158”). SFAS 158 requires an employer to recognize the over-funded or under-funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its  statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. SFAS 158 also requires the measurement of defined benefit plan assets and obligations as of the date of the employer’s fiscal year-end statement of financial position (with limited exceptions).  Management does not expect adoption of SFAS 158 to have a material impact on the Company’s financial statements.

SFAS 159 The Fair Value Option for Financial Assets and Financial Liabilities (February 2007)

SFAS 159 creates a fair value option allowing an entity to irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and financial liabilities, with changes in fair value recognized in earnings as they occur. SFAS 159 also requires an entity to report those financial assets and financial liabilities measured at fair value in a manner that separates those reported fair values from the carrying amounts of assets and liabilities measured using another measurement attribute on the face of the statement of financial position. Lastly, SFAS 159 requires an entity to provide information that would allow users to understand the effect on earnings of changes in the fair value on those instruments selected for the fair value election. SFAS 159 is effective for fiscal years beginning after November 15, 2007 (May 1, 2008 for the Company), with early adoption permitted. The Company is continuing to evaluate SFAS 159 and to assess the impact on its results of operations and financial condition if an election is made to adopt this standard.

SFAS No. 141 (revised 2007), “Business Combinations” (“FAS 141R”) and SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51” (“FAS 160”) (December 2007)

These new standards are the U.S. GAAP outcome of a joint project with the International Accounting Standards Board (“IASB”). FAS 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008 and will significantly change the accounting for business combinations in a number of areas, including the treatment of contingent consideration, acquisition costs, intellectual property, research and development, and restructuring costs. SFAS 160 establishes reporting requirements that clearly identify and distinguish between the interests of the parent and the interests of the non-controlling owners. The Company is currently evaluating the impact of adopting FAS 141R and FAS 160 on its Consolidated Financial Statements which are effective for the Company at the beginning of its fiscal year 2010.

BULLION MONARCH MINING, INC.

Notes to the Consolidated Financial Statements

For the years ended April 30, 2008 and 2007

NOTE 1

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(m)

Impact of New Accounting Standards (continued)

SFAS 161 Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (March 2008)

This standard requires enhanced disclosures about a company’s derivative and hedging activities. Management does not expect adoption of SFAS 161, which is effective for the Company at the beginning of its fiscal year 2010, to have a material impact on the Company’s financial statements.

SFAS 162 The Hierarchy of Generally Accepted Accounting Principles (May 2008)

The new standard is intended to improve financial reporting by identifying a consistent framework, or hierarchy, for selecting accounting principles to be used in preparing financial statements that are presented in conformity with generally accepted accounting principles (“GAAP”) for nongovernmental entities in the United States. SFAS 162 is effective 60 days following SEC approval of the Public Company Accounting Oversight Board Auditing amendments to AU Section 411, “The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles.” The Company is currently evaluating the impact, if any, of adopting FAS 162, on its Consolidated Financial Statements

SFAS 163 Accounting for Financial Guarantee Insurance Contracts - an interpretation of FASB Statement No. 60 (May 2008)

SFAS 163 clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement of premium revenue and claim liabilities. This Statement also requires expanded disclosures about financial guarantee insurance contracts.  SFAS 163 is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those fiscal years. The Company does not expect that the adoption of SFAS 163 will have a material impact on its consolidated financial statements.

NOTE 2

INCOME TAXES

Below is a summary of deferred tax asset calculations.  A valuation allowance is provided when it is more likely than not that some portion of the deferred tax asset will not be realized ..   The tax provision differs from amounts that would be calculated by applying federal statutory rates to income before income taxes primarily because the valuation allowance for deferred tax assets increased by $ 355,280 from a balance of $ 133,802 as of April 30, 2007.  Deferred tax assets recognized for deductible temporary difference and loss carry forwards total $489,082, net of a valuation allowance of $489,082, as detailed below.

	2008	2007
Deferred Tax Assets
Net Operating Losses	$489,082	$397,547
Valuation Allowance	(489,082)	(133,802)
Net Deferred Tax Asset	-	263,745
Deferred Tax Liabilities
Available for Sale Securities	(5,181)	-
Net Deferred Tax Liability	(5,181)	-
Net Deferred Taxes	(5,181)	263,745

BULLION MONARCH MINING, INC.

Notes to the Consolidated Financial Statements

For the years ended April 30, 2008 and 2007

NOTE 2

INCOME TAXES (Continued)

The provision for income taxes consists of the following:

	2007	2006
Current Taxes
Federal	$206,626	$-
State	33,086	-
Deferred Taxes
Federal	229,932	(42,932)
State	33,813	(6,313)
Provision for Income Taxes	$503,457	$(49,245)

Reconciliation between income taxes at the statutory tax rate (39%) and the actual income tax provision for continuing operations follows:

	2008	2007
Expected Provision/(Benefit) (based on statutory rate)	$405,892	$230,459
Effect of:
Non-controlling interest	(14,650)	-
Federal benefit of state taxes	(12,475)	-
Net Operating Losses	(77,994)	-
Non-deductible permanent difference	(152,596)	(79,139)
Increase/(Decrease) in valuation allowances	355,280	(200,565)
Total actual provision/(benefit)	$503,457	$(49,245)

The Company’s subsidiary has the following operating loss carryforwards available at April 30, 2008:

Date of Operating Loss	Year of Expiration	Balance of Loss
4/30/2006	4/30/2026	$351,426
4/30/2007	4/30/2027	217,449
4/30/2008	4/30/2028	685,184

Total NOL Carryforward		$1,254,059

The Company adopted the provisions of FIN 48 on May 1, 2007. As a result of this adoption, we have not made any adjustments to deferred tax assets or liabilities.  We did not identify any material uncertain tax positions of the Company on returns that have been filed or that will be filed.  A reconciliation of our unrecognized tax benefits for 2008 is presented in the table below:

Balance as of May 1, 2007

                Additions based on tax positions related to the current year

            $    -

                Additions based on tax positions related to prior year

  -

                Reductions for tax positions of prior years

  -

                Reductions due to expiration of statute of limitations

  -

                Settlements with taxing authorities

  -

                Balance as of April 30, 2008

$ -

BULLION MONARCH MINING, INC.

Notes to the Consolidated Financial Statements

For the years ended April 30, 2008 and 2007

NOTE 2

INCOME TAXES (Continued)

The Company has filed income tax returns in the US. All years prior to1997 are closed by expiration of the statute of limitations.  The years ended April 30, 1997 through 2007, will close by expiration of the statute of limitations September 2010. The year ended April 30, 2008 is open for examination.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.  During the year ended April 30, 2008 and 2007, the Company recognized no interest and penalties.  The Company had no payments of interest and penalties accrued at April 30, 2008 and 2007, respectively.

NOTE 3

TREASURY STOCK

As of April 30, 2008, the Company had a total of 49,000 shares of common stock held as treasury stock.  During the year ended April 30, 2008, the Company acquired 41,500 shares valued at cost, for $26,799. The original 7,500 shares were purchased on April 12, 1986, for $5,507. The Company accounts for treasury stock within the cost method.

NOTE 4

CONCENTRATIONS

During the year ended April 30, 2008, the Company received 99% of its royalty revenues from a single entity.  As of April 30, 2008, the total royalty receivable balance of $261,085 was due from this entity. Should this entity experience any difficulties, the Company could be severely impacted including a loss of all material income.

NOTE 5

PREFERRED AND COMMON STOCK

The Company has authorized 10,000,000 shares of preferred stock at a par value of $0.001.  The preferred shares have rights and preferences as the Board of Directors shall determine.  To date, the Board of Directors has not established any rights or preferences.  There are no preferred shares issued or outstanding.  The Company has authorized 100,000,000 shares of common stock at a par value of $.001. As of April 30, 2008, 40,453,510 common shares were issued and outstanding.  The Company has treasury shares of 49,000 valued at $32,306.

NOTE 6

INTERCOMPANY TRANSACTIONS

As of April 30, 2008, EnShale Inc, a subsidiary of the Company, owed the Company $1,131,370. In addition, EnShale Inc. also owed the Company $38,114 in accrued interest. The Company loaned EnShale Inc. the cash so EnShale Inc. could cover some of its operating expenses. Both the short-term loan and accrued interest were eliminated in these consolidated financial statements.

NOTE 7

NON-CONTROLLING INTEREST

EnShale, Inc., a Wyoming Corporation, was organized under the laws of that state on July 11, 2005.  Bullion originally owned 100% of the subsidiary’s stock. On March 10, 2006, however, the Company agreed to issue shares to the officers of EnShale in lieu of compensation. The Company issued 8,000,000 shares of EnShale common stock (equivalent to $264,000 or $0.033 per share) to the officers for compensation. On April 30, 2008, EnShale issued 20,000,000 shares of its common stock to the Company for the purchase of oil shale leases. As of April 30, 2008, the Company’s owned 80% of EnShale.

BULLION MONARCH MINING, INC.

Notes to the Consolidated Financial Statements

For the years ended April 30, 2008 and 2007

NOTE 8

MINING PROPERTIES AND MINERAL LEASES

Ophir:  This property is located in Tooele County, Utah, Township 5 North, Range 4 and is accessed via improved unpaved roads.  This property was purchased in two transactions during the 1970s.  No operations have commenced on this property and no estimates of the mineral deposits have been made.

Maggie Creek:  This property is located in Eureka County, Nevada, seven (7) miles north of Carlin and is accessed via improved paved roads.  Bullion’s interest in this property is limited to future three-percent (3%) royalty income from operations performed by others mining this property.  No operations have commenced on this property.  The value of this property was derived from the exploration and development costs as described in Note 1(i) as well as the par value of stock issued to another company in exchange for their assets, of which the Maggie Creek property (jointly owned by Bullion and the other company) was the primary asset.

North Pipeline Mine:  This property is located in Lander County, Nevada, Township 29 North, Range 47 East and is accessed via improved paved roads.  This property was purchased on June 6, 1979.  Currently, a mining company has been given rights to mine gold from the placer deposits (top gravel layer).  Bullion has a guaranteed royalty on a sliding scale of $12,500 or $.50 a yard production royalty, whichever is greater.  No estimates have been made on the mineral deposits on the land.

Leeville/East Ore Mine:  This property is located in Eureka County, Nevada, sections 1, 2, 10, 11, and 12 of Township 35 North, Range 50 East and is accessed via improved paved roads.  The property is currently being mined and Bullion is receiving a continuing one-percent (1%) gross smelter return royalty.  This mine is estimated to have a mine life of six to eight (6-8) years at full production.

ML50142:  The property covered under this mineral lease is located in Uinta County, Utah, T8S, R25E, SLB&M and is 1,278.04 acres.  Access to this location is via a dirt road.  The lease was purchase on December 1, 2005, and has an initial period of ten (10) years and may be renewed.  No operations have commenced within the area covered by this lease.

ML50145:  The property covered under this mineral lease is located in Uinta County, Utah, T9S, R24E, SLB&M and is 866.47 acres.  Access to this location is via a dirt road.  The lease was purchase on December 1, 2005, and has an initial period of ten (10) years and may be renewed.  No operations have commenced within the area covered by this lease.

ML50146:  The property covered under this mineral lease is located in Uinta County, Utah, T9S, R24E, SLB&M and is 1442.01 acres.  Access to this location is via a dirt road.  The lease was purchase on December 1, 2005, and has an initial period of ten (10) years and may be renewed.  No operations have commenced within the area covered by this lease.

ML50147:  The property covered under this mineral lease is located in Uinta County, Utah, T9S, R25E, SLB&M and is 200.9 acres.  Access to this location is via a dirt road.  The lease was purchase on December 1, 2005, and has an initial period of ten (10) years and may be renewed.  No operations have commenced within the area covered by this lease.

ML50148:  The property covered under this mineral lease is located in Uinta County, Utah, T11S, R25E, SLB&M and is 863.4 acres.  Access to this location is via a dirt road.  The lease was purchase on December 1, 2005, and has an initial period of ten (10) years and may be renewed.  No operations have commenced within the area covered by this lease.

BULLION MONARCH MINING, INC.

Notes to the Consolidated Financial Statements

For the years ended April 30, 2008 and 2007

NOTE 8

MINING PROPERTIES AND MINERAL LEASES (CONTINUED)

Acquisition costs of production stage royalty interests are depleted using the units of production method over the life of the mineral property, which is estimated using proven and probable reserves. Acquisition costs of royalty interests on exploration stage mineral properties, where there are no proven and probable reserves, are not amortized. At such time as the associated exploration stage mineral interests are converted to proven and probable reserves, the cost basis is amortized over the remaining life of the mineral property, using proven and probable reserves.   As of April 30, 2008 and 2007, no depletion was reflected in the accompanying financial statements since the amount was determined to be insignificant. The following table presents each property and its carrying value:

Property Name	Carrying Value
Maggie Creek	$22,211
440 Acre-Long	500
Commonwealth/Ophir	250,000
Leeville	360

Total Mining Properties, at cost	$273,071

Mineral Leases

During 2006, the Company acquired five (5) oil shale mineral leases from the State of Utah.  Each lease required an initial bid on the lease.  These initial bids totaled $9,669.  Each lease has a ten (10)-year life with a minimum yearly lease payment of $1 per acre due on the anniversary of the lease date.  A minimum lease payment of $500 is expected irrespective of actual acreage.  During the year ended April 30, 2008, lease payments totaled $5,231.  The leases may be extended if the State chooses to grant an extension.  If the lease is extended, the following advanced annual minimum royalty payments are due on or before the anniversary date of the lease:

Year	Minimum Annual Royalty
11 thru 15	$10 per acre or part of acre
16 thru 20	$15 per acre or part of acre
21 and beyond	$20 per acre of part of acre

A production royalty is also owed to the State of five-percent (5%) of the market price of the minerals sold with a minimum royalty of one dollar ($1.00).  The production royalty may be increased at one-percent (1%) per annum until a maximum of twelve- and-one half-percent (12½%) is reached. In 2008 and 2007, no production royalties were accrued or paid because production on these properties had not commenced.

These leases, as they appear on the balance sheet, have been capitalized over ten (10) years, the expected life of the leases, presently valued using an assumed interest rate of three-percent (3%).  At the time of payment, an amount will be allocated between the principle of the lease and interest expense.

BULLION MONARCH MINING, INC.

Notes to the Consolidated Financial Statements

For the years ended April 30, 2008 and 2007

NOTE 8

MINING PROPERTIES AND MINERAL LEASES (CONTINUED)

The following is a schedule by years of future minimum lease payments extending beyond April 30, 2008:

Year ending April 30	Amount
2009	4,023
2010	4,144
2011	4,268
2012	4,396
Thereafter	14,066
Total	$30,897

NOTE 9

PROPERTY, PLANT, & EQUIPMENT

Equipment is stated at cost less accumulated depreciation and is summarized as follows:

	Cost	Accumulated Depreciation	Net
Automobiles	$47,621	$26,185	$21,436
Building	276,985	9,573	267,412
Furniture & Fixtures	22,957	9,462	13,495
Land	35,000	-	35,000
Total Property & Equipment	$382,563	$45,220	$337,343

Depreciation expense was $17,667 and $16,125 for the years ended April 30, 2008 and 2007, respectively.  The cost of repairs and maintenance is charged to operations as incurred.

NOTE 10

PATENT

During 2006, EnShale, Inc. entered into an agreement to purchase non-exclusive rights to a patent for $500,000.  The patent is amortized using the straight-line method over its estimated useful life of 16 years. Amortization expense was $31,250 and $31,250 for 2008 and 2007, respectively.

The following is a listing of the estimated amortization expense for the next five years:

For the year ended 4/30/2009	$31,500
For the year ended 4/30/2010	31,500
For the year ended 4/30/2011	31,500
For the year ended 4/30/2012	31,500
For the year ended 4/30/2013	31,500

BULLION MONARCH MINING, INC.

Notes to the Consolidated Financial Statements

For the years ended April 30, 2008 and 2007

NOTE 11

ENVIRONMENTAL REMEDIATION OBLIGATIONS AND CONTINGENCIES

Because of the nature of the Company’s operations, there is the potential that the Company may be held liable for environmental remediation particularly in regards to the mineral leases acquired during the year ended April 30, 2006.  In those lease arrangements, the Company is required to remove all improvements, equipment, etc. within six (6) months following the termination of the lease.  The property must also be restored and reclaimed according to applicable laws.  Because operations have not commenced on these and other properties where such an obligation exists, no accrual has been made for these contingencies; such an estimate for accrual cannot be made.  The Company will continue to evaluate the status of their operations and appropriately accrue liabilities.

NOTE 12

COMPREHENSIVE INCOME (LOSS)

Statement of Financial Accounting Standards No. 130, “Reporting Comprehensive Income” (SFAS 130) established standards for reporting and display of comprehensive income (loss) and its components in a full set of general-purpose financial statements. Comprehensive income consists of net income and unrealized gain (losses) on available-for-sale securities. The Statement requires only additional disclosures in the consolidated financial statements and does not affect the Company’s financial position or results of operations. (See Note 13)

NOTE 13

INVESTMENTS

The Company’s investments at April 30, 2008 and 2007 are summarized as follows:

Common Stock Holdings	2008	2007
Gold Mountain Exploration and Development Company
Fair Value	$43,000	$28,000
Cost	43,000	28,000
Unrealized holding gain	-	-

Sidney Resources Corporation
Fair Value	87,084	62,500
Cost	73,800	62,500
Unrealized holding gain	$13,284	$-

Total Fair Value	130,084	62,500
Total Cost	116,800	62,500
Total Unrealized holding gain	13,284	-
Deferred tax liability	(5,181)	-
Total unrealized holding gain, net of tax	$8,103	$-

NOTE 14

EMPLOYEE ADVANCES

Employee advances consist of amounts due from an employee of the Company. Payments of $500 per month will be deducted from the employee’s payroll until the advance is paid in full.

BULLION MONARCH MINING, INC.

Notes to the Consolidated Financial Statements

For the years ended April 30, 2008 and 2007

NOTE 15

SUBSEQUENT EVENT

On May 22, 2008, Bullion’s management voted by a majority to purchase a property for the use of business in the Vernal, Utah, area. Bullion’s majority-owned subsidiary, EnShale, is expected to commence operations of its oil shale demonstration plant, and subsequently, its full production facility, in that same area. The property was purchased for $317,900 and sits at approximately 2,000 square feet of finished interior with an additional 1,500 available to be finished.

Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None; not applicable.

Item 8(A)T. Controls and Procedures

Evaluation of Disclosure Controls and Procedures.

Our management, with the participation of our Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of our disclosure controls and procedures as of the end of the period covered by this report.  Based on that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures, as of the end of the period covered by this report were effective such that the information required to be disclosed by us in reports filed under the Exchange Act is (i) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and (ii) accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding disclosure.  A controls system cannot provide absolute assurance, however, that the objectives of the controls system are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected.

Management’s Annual Report on Internal Control over Financial Reporting.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act). Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes of accounting principles generally accepted in the United States.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance of achieving their control objectives.

Our management, with the participation of our Chief Executive Officer and Chief Financial Officer evaluated the effectiveness of our internal control over financial reporting as of April 30, 2008.  In making this assessment, our management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) in Internal Control - Integrated Framework.  Based on this evaluation, our management, with the participation of the President and Secretary, concluded that, as of April 30 2008, our internal control over financial reporting was effective.

This Annual Report does not include an attestation report of our registered public accounting firm regarding internal controls over financial reporting. Management’s report was not subject to attestation by our registered public accounting firm pursuant to the temporary rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

Changes in Internal Control over Financial Reporting

There have been no changes in internal control over financial reporting.

Item 8(B). Other Information

None.

PART III

Item 9. Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act

Identification of Directors and Executive Officers

The following table sets forth the names of all current directors and executive officers of Bullion. These persons will serve until the next annual meeting of the stockholders or until their successors are elected or appointed and qualified, or their prior resignation or termination.

Name	Positions Held	Date of Election or Designation	Date of Termination or Resignation
R. Don Morris	President &	1969	*
	Director	1969	*
Peter Passaro	Chairman of the Board	1991	*
James A. Morris	Secretary/Treasurer	1992	*
	Director	1992	*
Wayne E. Pearce	Director	1997	6/24/2008
Rex L. Franson	Director	2005	*

*

These persons presently serve in the capacities indicated.

Business Experience

R. Don Morris, 64, President and Chief Executive Officer, has been a Director for Bullion since 1969. Don is best known for his discovery of the Carlin Gold Trend in the mid-1960s, opening the first two mills in the area for Bullion.  In 1966, Don has worked for Bullion in various capacities, from administrative to desert and even jungle explorative travels..  He has a lifetime of experience in mining. Mr. Morris received a Bachelor of Science in Geology from Brigham Young University.

Peter Passaro, 62 has served on the Board of Directors since 1991.  He was the President and CEO of E&P Foundry in Connecticut for 19 years before selling the business and joining Bullion. Mr. Passaro attended the University of Connecticut.

Wayne E. Pearce, 72, is has served on the Board of Directors of Bullion since 1997.  He recently retired from Brigham Young University where he was a professor of Business Management, specializing in debt and equity investments and corporate finance. Mr. Pearce has enjoyed a lengthy practice in the mining industry for over 40 years. He joined Bullion in the early 1960’s.  Mr. Pearce received a degree from the University of Utah in Economics and Finance in 1961, and his Master’s of Business Administration in 1963.

James Andrew Morris, 41, is the Secretary and Treasurer to the Board of Directors.  He has served the Board since 1992. Mr. Morris is the manager for Eagle Home Mortgage located in Elko, Nevada He graduated from Brigham Young University, receiving a Bachelor of Science degree in Business Management.

Rex L. Franson, 55, has served as a director since January 2006 Mr. Franson spent 17 years in the automobile business, including four years as an officer of Chrysler Corporation, where he served as President and COO of Chrysler Financial Corporation.  After leaving Chrysler, Mr. Franson held the position of Managing Director in the I.T. Support organization of Brigham Young University. ..  In 1978, Mr. Franson graduated from Brigham Young University with a Bachelor of Arts in economics in 1978 and from the University of Michigan with an M.A. in 1980.

Significant Employees

Bullion has no employees who are not executive officers, but who are expected to make a significant contribution to its business.

Family Relationships

R. Don Morris and James A. Morris are father and son, respectively.

Involvement in Certain Legal Proceedings

During the past five years, no director, person nominated to become a director, executive officer, promoter or control person of Bullion:

(1) was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

(2) was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4) was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Compliance with Section 16(a) of the Exchange Act

All directors and executive officers of Bullion filed Form 3’s reporting their beneficial ownership in Bullion as outlined in this Annual Report, along with Form 4’s respecting any dispositions of those shares.

Code of Ethics

Bullion adopted a Code of Ethics that is filed as Exhibit 14 to our 2006 10-KSB Annual Report and is incorporated herein by reference.  See the Exhibit Index in Part III, Item 13.

Nominating Committee

During the Annual period ended April 30, 2008, there were no changes in the procedures by which security holders may recommend nominees to Bullion’s Board of Directors; and Bullion does not presently have a Nominating Committee for members of its Board of Directors.  Nominations are considered by the entire Board.

Audit Committee

Bullion does not have an Audit Committee, and it is not required to have an Audit Committee; Bullion does not believe that the lack of an Audit Committee will have any adverse effect on its financial statements, based upon current operations. Management will assess whether an Audit Committee may be necessary in the future.

Item 10. Executive Compensation

The following table sets forth the aggregate compensation paid by Bullion for services rendered during the periods indicated:

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation ($) (h)	All Other Compensation ($) (i)	Total Earnings ($) (j)
R. Don Morris President	2008 2007 2006	148,380 150,000 100,000	113,670					(3) (2) (1)	262,050 150,000 100,000
James A. Morris Secretary	2008 2007 2006	12,000 12,000 6,000						9,000 (2) (1)	21,000 12,000 6,000
Peter Passaro Chairman of the Board	2008 2007 2006	30,000 12,000 6,000						9,000 (2) (1)	39,000 12,000 6,000

Wayne Pearce Director	2008 2007 2006	53,778 58,470 10,746	12,385 (2) (1)	66,163 58,470 10,746
Rex Franson Director	2008 2007 2006	114,000 68,700 21,161	(2) (1)	114,000 68,700 21,161

(2)

See the heading “EnShale Stock Ownership” in Part I, Item 1, specifically Note (2) to the Table “Stock Ownership of EnShale,” for information about compensation paid to directors, officers and others in the form of common stock of EnShale.  R. Don Morris received shares of EnShale valued at an aggregate of $55,440; James A. Morris received shares of EnShale valued at an aggregate of $13,200; Peter Passaro received shares of EnShale valued at an aggregate of $13,200; Wayne Pearce received shares of EnShale valued at an aggregate of $46,200; and Rex Franson received shares of EnShale valued at an aggregate of $56,760.

(2)

The following “restricted securities” of Bullion were issued to these directors and officers during fiscal 2007:

To whom	Date	Number of shares	Consideration*
R. Don Morris	12/13/2006	4,378,962	Issued as debt relief for accrued officers compensation
Peter Passaro	12/13/2006	860,153	Issued as debt relief for accrued officers compensation
James A. Morris	12/13/2006	860,153	Issued as debt relief for accrued officers compensation
Wayne E. Pearce	12/13/2006	651,632	Issued as debt relief for accrued officers compensation
(3) The following “restricted securities” of Bullion were issued to these directors and officers during fiscal 2008.
To whom	Date	Number of shares	Consideration*
Robert Morris III	01/31/2008	100,000	Services rendered at $0.05 per share

*

At July 31, 2004, Bullion had accrued $777,000 in officer compensation for services rendered on or before July 31, 2004.  On December 31, 2006, Bullion resolved to issue 6,750,900 shares of its common stock that were “restricted securities” valued at $0.006 per share to relieve $40,505 in accrued officer compensation, and the remaining officer accrued compensation in the amount of $539,245 was forgiven by the officers under the Amended Stipulation for Judgment entered on March 31, 2005.  In addition, Bullion agreed to pay the officers $197,250 in cash. As of April 30, 2006, Bullion had accrued $72,000 in officer compensation.  See Exhibit No. 2.1 that was attached to our 2006 10-KSB Annual Report, and specifically Section 11 of Exhibit A thereof, with references to this arrangement in the Reorganization and Exchange Offer Agreement considered at the Fairness Hearing conducted by the Utah Division of Securities as outlined under the heading “Fairness Hearing” of Part I, Item 1.

Outstanding Equity Awards

None; not applicable.

Compensation of Directors

See the Summary Compensation Table of this Item, above.

Item 11. Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners

The following table sets forth the share holdings of those persons who were principal shareholders of Bullion’s common stock as of July 28, 2008.

Ownership of Principal Shareholders

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	R. Don Morris	7,799,562	19.3%
Common Stock	James A. Morris	2,884,188	7.1%
Common Stock	Peter Passaro	3,303,794	8.2%
Total		13,987,544	34.6%

Security Ownership of Management

The following table sets forth the share holdings of Bullion’s directors and executive officers as of July 31, 2007:

Ownership of Officers and Directors

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	R. Don Morris (1)	7,799,562	19.3%
Common Stock	James A. Morris (2)	2,884,188	7.1%
Common Stock	Peter Passaro	3,303,794	8.2%
Common Stock	Wayne E. Pearce	1,407,225	3.5%
Common Stock	Rex L. Franson	17,500	Less than 1%
Total		15,412,269	38.1%

(3)

1,600 shares are owned in the name of R. Don Morris and his spouse as JTTEN.

(4)

100,000 shares are owned indirectly in the names of his minor children (75,000 shares) and 25,000 in the name of his spouse.

All Directors and Officers in a Group

Five persons, who collectively own 15,596,374 shares or approximately 38.8% of the outstanding voting securities of Bullion, comprise the directors and executive officers.

Changes in Control

There are no agreements or arrangements which would result in a change in control of Bullion.

Securities Authorized for Issuance under Equity Compensation Plans

None; not applicable.

Item 12. Certain Relationships and Related Transactions

Transactions with Related Persons

Except as indicated below or under the headings “EnShale Stock Ownership,” in Part I, Item I, and “Recent Sales of Unregistered Securities,” in Part II, Item 5, and under Part II, Item 10 regarding compensation, there were no material transactions, or series of similar transactions, during Bullion’s last three fiscal years, or any currently proposed transactions, or series of similar transactions, to which Bullion or any of our subsidiaries was or is to be a party, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of Bullion’s total assets at year-end for the last three completed fiscal years and in which any director, executive officer or any security holder who is known to Bullion to own of record or beneficially more than five percent of any class of Bullion common stock, or any member of the immediate family of any of the foregoing persons, had an interest.

Employee advances consist of amounts due from an employee of the Company. Payments of $500 per month will be deducted from the employee’s payroll until the advance is paid in full.

Parents of the Issuer

Bullion has no parents.

Transactions with Promoters and Control Persons

Except as indicated under the heading “Transactions with Related Persons” of this Item above, there were no material transactions, or series of similar transactions, during Bullion’s last three fiscal years, or any currently proposed transactions, or series of similar transactions, to which Bullion or any of our subsidiaries was or is to be a party, in which the amount involved exceeded $120,000 and in which any promoter or founder of Bullion or any member of the immediate family of any of the foregoing persons, had an interest.

Item 13. Exhibits

Exhibit Index

Exhibit No.	Title of Document	Location if other than attached hereto
3.1	Articles of Incorporation
3.2	By-Laws
10.1	Leeville/East Ore Mine Agreement
14	Code of Ethics
21	Subsidiaries
31.1	302 Certification of R. Don Morris
31.2	302 Certification of James A. Morris
32	906 Certification
99.1	Grid map of Township 5 South Range 4 West of the Salt Lake Meridian, Utah.
99.2	10-KSB Annual Report for the fiscal year ended April 30, 1996*

*          Incorporated herein by reference.

Item 14. Principal Accounting Fees and Services

The following is a summary of the fees billed to Bullion by its principal accountants during the fiscal years ended April 30, 2008 and 2007:

Fee Category	2008	2007
Audit Fees	$46,234	$29,853
Audit-related Fees	0	0
Tax Fees	0	0
All Other Fees	0	41
Total Fees	$46,234	$29,894

Audit Fees:  Consists of fees for professional services rendered by our principal accountants for the audit of Bullion’s annual financial statements and review of the financial statements included in Bullion’s Forms 10-QSB or services that are normally provided by our principal accountants in connection with statutory and regulatory filings or engagements.

Audit-related Fees:  Consists of fees for assurance and related services by our principal accountants that are reasonably related to the performance of the audit or review of Bullion’s financial statements and are not reported under “Audit fees.”

Tax Fees: Consists of fees for professional services rendered by our principal accountants for tax compliance, tax advice and tax planning.

All Other Fees:  Consists of fees for products and services provided by our principal accountants, other than the services reported under “Audit fees,” “Audit-related fees,” and “Tax fees” above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Bullion has not adopted an Audit Committee; therefore, there is no Audit Committee policy in this regard. However, Bullion does require approval in advance of the performance of professional services to be provided to Bullion by its principal accountant. Additionally, all services rendered by Bullion’s principal accountant are performed pursuant to a written engagement letter between Bullion and the principal accountant.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act, the Company caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BULLION MONARCH MINING, INC.

Date:	8/11/2008	By:	/s/R. Don Morris
R. Don Morris, President and Director

In accordance with the Securities Exchange Act, this Report has been signed below by the following persons on behalf of the Company and in the capacities and on the dates indicated:

BULLION MONARCH MINING, INC.

Date:	8/11/2008	By:	/s/R. Don Morris
R. Don Morris
President and Director

Date:	8/11/2008	By:	/s/James A. Morris
James A. Morris
Secretary and Director
Date:	8/11/2008	By:	/s/Wayne E. Pearce
Wayne E. Pearce
Director

Exhibit 3.1

ARTICLES OF INCORPORATION

OF

BULLION MONARCH MINING, INC.

The undersigned natural person of the age of eighteen years or more, acting as the incorporator of a corporation under the Utah Revised Business Corporation Act, hereby adopts the following Articles of Incorporation for such corporation:

ARTICLE I

Name

The name of this corporation is "Bullion Monarch Mining, Inc."

ARTICLE II

Duration

The duration of this corporation is perpetual.

ARTICLE III

Purposes

The purpose or purposes for which this corporation is organized are:

To engage in any lawful act or activity for which a corporation may be organized under the Utah Revised Business Corporation Act.

ARTICLE IV

Stock

The aggregate number of shares which this corporation shall have authority to issue is 110,000,000 shares, divided into two classes: (i) 100,000,000 shares of common voting stock of a par value of one mill ($0.001) per share; and (ii) 10,000,000 shares of preferred stock of a par value of one mill ($0.001) per share, which shall have such rights and preferences as the Board of Directors shall determine.  Fully paid stock of this corporation shall not be liable to any further call or assessment.

ARTICLE V

Amendment

These Articles of Incorporation may be amended by the affirmative vote of a majority of the shares entitled to vote on each such amendment.

ARTICLE VI

Shareholder Rights

The authorized and treasury stock of this corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall determine.  Shareholders shall not have pre-emptive rights to acquire unissued shares of stock of this corporation.  Nor shall shareholders be entitled to vote cumulatively for directors of the corporation.

ARTICLE VII

Initial Office and Agent

The name of the corporation's original registered agent and the address of its initial registered office are:

Leonard W. Burningham, Esq.

455 East 500 South, Suite 205

Salt Lake City, Utah  84111

ARTICLE VIII

Directors

The number of directors constituting the initial Board of Directors of this corporation is four.  The names and addresses of persons who are to serve as directors until the first annual meeting of shareholders, or until their successors are elected and qualify, are:

R. Don Morris

3967 Foothill Drive

Provo, Utah 84604

Peter Passaro

P. O. Box 546

Dorset, Vermont 05251

James A. Morris

878 Silver Oak Drive

Spring Creek, Nevada 89815

Wayne E. Pearce

2735 Country Club Drive

Provo, Utah 84604

ARTICLE IX

Incorporator

The name and address of the Incorporator is:

Leonard W. Burningham, Esq.

455 East 500 South, Suite 205

Salt Lake City, Utah 84111

ARTICLE X

Common Directors - Transactions Between Corporation

No contract or other transaction between this corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of its directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest, or because such director or directors are present at the meeting of the Board of Directors, or a committee thereof which authorizes, approves, or ratifies such contract or transaction, or because his, her or their votes are counted for such purposes if:  (a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by vote or consent sufficient for the purpose without counting the votes or consents of such interested director; (b) the fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or (c) the contract or transaction is fair and reasonable to the corporation.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee thereof which authorizes, approves, or ratifies such contract or transaction.

IN WITNESS WHEREOF, the undersigned, having been thereunto duly authorized, has executed the foregoing Articles of Incorporation for the corporation under the penalties of perjury this 16th day of November, 2004.

                                                                         /s/Leonard W. Burningham

                                                                         Leonard W. Burningham, Esq., Incorporator

Exhibit 3.2

BYLAWS

OF

BULLION MONARCH MINING, INC.

ARTICLE I

OFFICES

Section 1.01  Location of Offices.  The corporation may maintain such offices within or without the State of Utah as the Board of Directors may from time to time designate or require.

Section 1.02  Principal Office.  The address of the principal office of the corporation shall be at the address of the registered office of the corporation as so designated in the office of the Lieutenant Governor/Secretary of State of the state of incorporation, or at such other address as the Board of Directors shall from time to time determine.

ARTICLE II

SHAREHOLDERS

Section 2.01  Annual Meeting.  The annual meeting of the shareholders shall be held in May of each year or at such other time designated by the Board of Directors and as is provided for in the notice of the meeting, for the purpose of electing directors and for the transaction of such other business as may come before the meeting.  If the election of directors shall not be held on the day designated for the annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient.

Section 2.02  Special Meetings.  Special meetings of the shareholders may be called at any time by the chairman of the board, the president, or by the Board of Directors, or in their absence or disability, by any vice president, and shall be called by the president or, in his or her absence or disability, by a vice president or by the secretary on the written request of the holders of not less than one-tenth of all the shares entitled to vote at the meeting, such written request to state the purpose or purposes of the meeting and to be delivered to the president, each vice-president, or secretary.  In case of failure to call such meeting within 60 days after such request, such shareholder or shareholders may call the same.

Section 2.03  Place of Meetings.  The Board of Directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors.  A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting.  If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be at the principal office of the corporation.

Section 2.04  Notice of Meetings.  The secretary or assistant secretary, if any, shall cause notice of the time, place, and purpose or purposes of all meetings of the shareholders (whether annual or special), to be mailed at least ten days, but not more than 50 days, prior to the meeting, to each shareholder of record entitled to vote.

Section 2.05  Waiver of Notice.  Any shareholder may waive notice of any meeting of shareholders (however called or noticed, whether or not called or noticed and whether before, during, or after the meeting), by signing a written waiver of notice or a consent to the holding of such meeting, or an approval of the minutes thereof.  Attendance at a meeting, in person or by proxy, shall constitute waiver of all defects of call or notice regardless of whether waiver, consent, or approval is signed or any objections are made.  All such waivers, consents, or approvals shall be made a part of the minutes of the meeting.

Section 2.06  Fixing Record Date.  For the purpose of determining shareholders entitled to notice of or to vote at any annual meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the corporation may provide that the share transfer books shall be closed, for the purpose of determining shareholders entitled to notice of or to vote at such meeting, but not for a period exceeding fifty (50) days.  If the share transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at such meeting, such books shall be closed for at least ten (10) days immediately preceding such meeting.

In lieu of closing the share transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty (50) and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken.  If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting or to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.  When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.  Failure to comply with this Section shall not affect the validity of any action taken at a meeting of shareholders.

Section 2.07  Voting Lists.  The officer or agent of the corporation having charge of the share transfer books for shares of the corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of, and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder during the whole time of the meeting.  The original share transfer book shall be prima facia evidence as to the shareholders who are entitled to examine such list or transfer books, or to vote at any meeting of shareholders.

Section 2.08  Quorum.  One-half of the total voting power of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders.  If a quorum is present, the affirmative vote of the majority of the voting power represented by shares at the meeting and entitled to vote on the subject shall constitute action by the shareholders, unless the vote of a greater number or voting by classes is required by the laws of the state of incorporation of the corporation or the Articles of Incorporation.  If less than one-half of the outstanding voting power is represented at a meeting, a majority of the voting power represented by shares so present may adjourn the meeting from time to time without further notice.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

Section 2.09  Voting of Shares.  Each outstanding share of the corporation entitled to vote shall be entitled to one vote on each matter submitted to vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or series of stock are determined and specified as greater or lesser than one vote per share in the manner provided by the Articles of Incorporation.

Section 2.10  Proxies.  At each meeting of the shareholders, each shareholder entitled to vote shall be entitled to vote in person or by proxy; provided, however, that the right to vote by proxy shall exist only in case the instrument authorizing such proxy to act shall have been executed in writing by the registered holder or holders of such shares, as the case may be, as shown on the share transfer of the corporation or by his or her or her attorney thereunto duly authorized in writing.  Such instrument authorizing a proxy to act shall be delivered at the beginning of such meeting to the secretary of the corporation or to such other officer or person who may, in the absence of the secretary, be acting as secretary of the meeting.  In the event that any such instrument shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or if only one be present, that one shall (unless the instrument shall otherwise provide) have all of the powers conferred by the instrument on all persons so designated.  Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held and the persons whose shares are pledged shall be entitled to vote, unless in the transfer by the pledge or on the books of the corporation he or she shall have expressly empowered the pledgee to vote thereon, in which case the pledgee, or his or her or her proxy, may represent such shares and vote thereon.

Section 2.11  Written Consent to Action by Shareholders.  Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by a majority of the shareholders entitled to vote with respect to the subject matter thereof.

ARTICLE III

DIRECTORS

Section 3.01  General Powers.  The property, affairs, and business of the corporation shall be managed by its Board of Directors.  The Board of Directors may exercise all the powers of the corporation whether derived from law or the Articles of Incorporation, except such powers as are by statute, by the Articles of Incorporation or by these Bylaws, vested solely in the shareholders of the corporation.

Section 3.02  Number, Term, and Qualifications.  The Board of Directors shall consist of three to nine persons.  Increases or decreases to said number may be made, within the numbers authorized by the Articles of Incorporation, as the Board of Directors shall from time to time determine by amendment to these Bylaws.  An increase or a decrease in the number of the members of the Board of Directors may also be had upon amendment to these Bylaws by a majority vote of all of the shareholders, and the number of directors to be so increased or decreased shall be fixed upon a majority vote of all of the shareholders of the corporation.  Each director shall hold office until the next annual meeting of shareholders of the corporation and until his or her successor shall have been elected and shall have qualified.  Directors need not be residents of the state of incorporation or shareholders of the corporation.

Section 3.03  Regular Meetings.  A regular meeting of the Board of Directors shall be held without other notice than this bylaw immediately following, and at the same place as, the annual meeting of shareholders.  The Board of Directors may provide by resolution the time and place, either within or without the state of incorporation, for the holding of additional regular meetings without other notice than such resolution.

Section 3.04  Special Meetings.  Special meetings of the Board of Directors may be called by or at the request of the president, vice president, or any two directors.  The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the state of incorporation, as the place for holding any special meeting of the Board of Directors called by them.

Section 3.05  Meetings by Telephone Conference Call.  Members of the Board of Directors may participate in a meeting of the Board of Directors or a committee of the Board of Directors by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

Section 3.06  Notice.  Notice of any special meeting shall be given at least ten (10) days prior thereto by written notice delivered personally or mailed to each director at his or her regular business address or residence, or by telegram.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid.  If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company.  Any director may waive notice of any meeting.  Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting solely for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

Section 3.07  Quorum.  A majority of the number of directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

Section 3.08  Manner of Acting.  The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, and the individual directors shall have no power as such.

Section 3.09  Vacancies and Newly Created Directorship.  If any vacancies shall occur in the Board of Directors by reason of death, resignation or otherwise, or if the number of directors shall be increased, the directors then in office shall continue to act and such vacancies or newly created directorships shall be filled by a vote of the directors then in office, though less than a quorum, in any way approved by the meeting.  Any directorship to be filled by reason of removal of one or more directors by the shareholders may be filled by election by the shareholders at the meeting at which the director or directors are removed.

Section 3.10  Compensation.  By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director.  No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 3.11  Presumption of Assent.  A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her or her dissent shall be entered in the minutes of the meeting, unless he or she shall file his or her or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered or certified mail to the secretary of the corporation immediately after the adjournment of the meeting.  Such right to dissent shall not apply to a director who voted in favor of such action.

Section 3.12  Resignations.  A director may resign at any time by delivering a written resignation to either the president, a vice president, the secretary, or assistant secretary, if any.  The resignation shall become effective on its acceptance by the Board of Directors; provided, that if the board has not acted thereon within ten days from the date presented, the resignation shall be deemed accepted.

Section 3.13  Written Consent to Action by Directors.  Any action required to be taken at a meeting of the directors of the corporation or any other action which may be taken at a meeting of the directors or of a committee, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be.  Such consent shall have the same legal effect as a unanimous vote of all the directors or members of the committee.

Section 3.14  Removal.  At a meeting expressly called for that purpose, one or more directors may be removed by a vote of a majority of the shares of outstanding stock of the corporation entitled to vote at an election of directors.

ARTICLE IV

OFFICERS

Section 4.01  Number.  The officers of the corporation shall be a president, one or more vice-presidents, as shall be determined by resolution of the Board of Directors, a secretary, a treasurer, and such other officers as may be appointed by the Board of Directors.  The Board of Directors may elect, but shall not be required to elect, a chairman of the board and the Board of Directors may appoint a general manager.

Section 4.02  Election, Term of Office, and Qualifications.  The officers shall be chosen by the Board of Directors annually at its annual meeting.  In the event of failure to choose officers at an annual meeting of the Board of Directors, officers may be chosen at any regular or special meeting of the Board of Directors.  Each such officer (whether chosen at an annual meeting of the Board of Directors to fill a vacancy or otherwise) shall hold his or her office until the next ensuing annual meeting of the Board of Directors and until his or her successor shall have been chosen and qualified, or until his or her death, or until his or her resignation or removal in the manner provided in these Bylaws.  Any one person may hold any two or more of such offices, except that the president shall not also be the secretary.  No person holding two or more offices shall act in or execute any instrument in the capacity of more than one office.  The chairman of the board, if any, shall be and remain a director of the corporation during the term of his or her office.  No other officer need be a director.

Section 4.03  Subordinate Officers, Etc.  The Board of Directors from time to time may appoint such other officers or agents as it may deem advisable, each of whom shall have such title, hold office for such period, have such authority, and perform such duties as the Board of Directors from time to time may determine.  The Board of Directors from time to time may delegate to any officer or agent the power to appoint any such subordinate officer or agents and to prescribe their respective titles, terms of office, authorities, and duties.  Subordinate officers need not be shareholders or directors.

Section 4.04  Resignations.  Any officer may resign at any time by delivering a written resignation to the Board of Directors, the president, or the secretary.  Unless otherwise specified therein, such resignation shall take effect on delivery.

Section 4.05  Removal.  Any officer may be removed from office at any special meeting of the Board of Directors called for that purpose or at a regular meeting, by vote of a majority of the directors, with or without cause.  Any officer or agent appointed in accordance with the provisions of Section 4.03 hereof may also be removed, either with or without cause, by any officer on whom such power of removal shall have been conferred by the Board of Directors.

Section 4.06  Vacancies and Newly Created Offices.  If any vacancy shall occur in any office by reason of death, resignation, removal, disqualification, or any other cause, or if a new office shall be created, then such vacancies or new created offices may be filled by the Board of Directors at any regular or special meeting.

Section 4.07  The Chairman of the Board.  The Chairman of the Board, if there be such an officer, shall have the following powers and duties.

(a)  He or she shall preside at all shareholders' meetings;

(b)  He or she shall preside at all meetings of the Board of Directors; and

(c)  He or she shall be a member of the executive committee, if any.

Section 4.08  The President.  The president shall have the following powers and duties:

(a)  If no general manager has been appointed, he or she shall be the chief executive officer of the corporation, and, subject to the direction of the Board of Directors, shall have general charge of the business, affairs, and property of the corporation and general supervision over its officers, employees, and agents;

(b)  If no chairman of the board has been chosen, or if such officer is absent or disabled, he or she shall preside at meetings of the shareholders and Board of Directors;

(c)  He or she shall be a member of the executive committee, if any;

(d)  He or she shall be empowered to sign certificates representing shares of the corporation, the issuance of which shall have been authorized by the Board of Directors; and

(e)  He or she shall have all power and shall perform all duties normally incident to the office of a president of a corporation, and shall exercise such other powers and perform such other duties as from time to time may be assigned to him or her by the Board of Directors.

Section 4.09  The Vice Presidents.  The Board of Directors may, from time to time, designate and elect one or more vice presidents, one of whom may be designated to serve as executive vice president.  Each vice president shall have such powers and perform such duties as from time to time may be assigned to him or her by the Board of Directors or the president.  At the request or in the absence or disability of the president, the executive vice president or, in the absence or disability of the executive vice president, the vice president designated by the Board of Directors or (in the absence of such designation by the Board of Directors) by the president, the senior vice president, may perform all the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the president.

Section 4.10  The Secretary.  The secretary shall have the following powers and duties:

(a)  He or she shall keep or cause to be kept a record of all of the proceedings of the meetings of the shareholders and of the board or directors in books provided for that purpose;

(b)  He or she shall cause all notices to be duly given in accordance with the provisions of these Bylaws and as required by statute;

(c)  He or she shall be the custodian of the records and of the seal of the corporation, and shall cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the corporation prior to the issuance thereof and to all instruments, the execution of which on behalf of the corporation under its seal shall have been duly authorized in accordance with these Bylaws, and when so affixed, he or she may attest the same;

(d)  He or she shall assume that the books, reports, statements, certificates, and other documents and records required by statute are properly kept and filed;

(e)  He or she shall have charge of the share books of the corporation and cause the share transfer books to be kept in such manner as to show at any time the amount of the shares of the corporation of each class issued and outstanding, the manner in which and the time when such stock was paid for, the names alphabetically arranged and the addresses of the holders of record thereof, the number of shares held by each holder and time when each became such holder or record; and he or she shall exhibit at all reasonable times to any director, upon application, the original or duplicate share register.  He or she shall cause the share book referred to in Section 6.04 hereof to be kept and exhibited at the principal office of the corporation, or at such other place as the Board of Directors shall determine, in the manner and for the purposes provided in such Section;

(f)  He or she shall be empowered to sign certificates representing shares of the corporation, the issuance of which shall have been authorized by the Board of Directors; and

(g)  He or she shall perform in general all duties incident to the office of secretary and such other duties as are given to him or her by these Bylaws or as from time to time may be assigned to him or her by the Board of Directors or the president.

Section 4.11  The Treasurer.  The treasurer shall have the following powers and duties:

(a)  He or she shall have charge and supervision over and be responsible for the monies, securities, receipts, and disbursements of the corporation;

(b)  He or she shall cause the monies and other valuable effects of the corporation to be deposited in the name and to the credit of the corporation in such banks or trust companies or with such banks or other depositories as shall be selected in accordance with Section 5.03 hereof;

(c)  He or she shall cause the monies of the corporation to be disbursed by checks or drafts (signed as provided in Section 5.04 hereof) drawn on the authorized depositories of the corporation, and cause to be taken and preserved property vouchers for all monies disbursed;

(d)  He or she shall render to the Board of Directors or the president, whenever requested, a statement of the financial condition of the corporation and of all of this transactions as treasurer, and render a full financial report at the annual meeting of the shareholders, if called upon to do so;

(e)  He or she shall cause to be kept correct books of account of all the business and transactions of the corporation and exhibit such books to any director on request during business hours;

(f)  He or she shall be empowered from time to time to require from all officers or agents of the corporation reports or statements given such information as he or she may desire with respect to any and all financial transactions of the corporation; and

(g)  He or she shall perform in general all duties incident to the office of treasurer and such other duties as are given to him or her by these Bylaws or as from time to time may be assigned to him or her by the Board of Directors or the president.

Section 4.12  General Manager.  The Board of Directors may employ and appoint a general manager who may, or may not, be one of the officers or directors of the corporation.  The general manager, if any shall have the following powers and duties:

(a)  He or she shall be the chief executive officer of the corporation and, subject to the directions of the Board of Directors, shall have general charge of the business affairs and property of the corporation and general supervision over its officers, employees, and agents:

(b)  He or she shall be charged with the exclusive management of the business of the corporation and of all of its dealings, but at all times subject to the control of the Board of Directors;

(c)  Subject to the approval of the Board of Directors or the executive committee, if any, he or she shall employ all employees of the corporation, or delegate such employment to subordinate officers, and shall have authority to discharge any person so employed; and

(d)  He or she shall make a report to the president and directors as often as required, setting forth the results of the operations under his or her charge, together with suggestions looking toward improvement and betterment of the condition of the corporation, and shall perform such other duties as the Board of Directors may require.

Section 4.13  Salaries.  The salaries and other compensation of the officers of the corporation shall be fixed from time to time by the Board of Directors, except that the Board of Directors may delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents appointed in accordance with the provisions of Section 4.03 hereof.  No officer shall be prevented from receiving any such salary or compensation by reason of the fact that he or she is also a director of the corporation.

Section 4.14  Surety Bonds.  In case the Board of Directors shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sums and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his or her duties to the corporation, including responsibility for negligence and for the accounting of all property, monies, or securities of the corporation which may come into his or her hands.

ARTICLE V

EXECUTION OF INSTRUMENTS, BORROWING OF MONEY,

AND DEPOSIT OF CORPORATE FUNDS

Section 5.01  Execution of Instruments.  Subject to any limitation contained in the Articles of Incorporation or these Bylaws, the president or any vice president or the general manager, if any, may, in the name and on behalf of the corporation, execute and deliver any contract or other instrument authorized in writing by the Board of Directors.  The Board of Directors may, subject to any limitation contained in the Articles of Incorporation or in these Bylaws, authorize in writing any officer or agent to execute and delivery any contract or other instrument in the name and on behalf of the corporation; any such authorization may be general or confined to specific instances.

Section 5.02  Loans.  No loans or advances shall be contracted on behalf of the corporation, no negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the corporation shall be mortgaged, pledged, hypothecated, transferred, or conveyed as security for the payment of any loan, advance, indebtedness, or liability of the corporation, unless and except as authorized by the Board of Directors.  Any such authorization may be general or confined to specific instances.

Section 5.03  Deposits.  All monies of the corporation not otherwise employed shall be deposited from time to time to its credit in such banks and or trust companies or with such bankers or other depositories as the Board of Directors may select, or as from time to time may be selected by any officer or agent authorized to do so by the Board of Directors.

Section 5.04  Checks, Drafts, Etc.  All notes, drafts, acceptances, checks, endorsements, and, subject to the provisions of these Bylaws, evidences of indebtedness of the corporation, shall be signed by such officer or officers or such agent or agents of the corporation and in such manner as the Board of Directors from time to time may determine.  Endorsements for deposit to the credit of the corporation in any of its duly authorized depositories shall be in such manner as the Board of Directors from time to time may determine.

Section 5.05  Bonds and Debentures.  Every bond or debenture issued by the corporation shall be evidenced by an appropriate instrument which shall be signed by the president or a vice president and by the secretary and sealed with the seal of the corporation.  The seal may be a facsimile, engraved or printed.  Where such bond or debenture is authenticated with the manual signature of an authorized officer of the corporation or other trustee designated by the indenture of trust or other agreement under which such security is issued, the signature of any of the corporation's officers named thereon may be a facsimile.  In case any officer who signed, or whose facsimile signature has been used on any such bond or debenture, should cease to be an officer of the corporation for any reason before the same has been delivered by the corporation, such bond or debenture may nevertheless be adopted by the corporation and issued and delivered as through the person who signed it or whose facsimile signature has been used thereon had not ceased to be such officer.

Section 5.06  Sale, Transfer, Etc. of Securities.  Sales, transfers, endorsements, and assignments of stocks, bonds, and other securities owned by or standing in the name of the corporation, and the execution and delivery on behalf of the corporation of any and all instruments in writing incident to any such sale, transfer, endorsement, or assignment, shall be effected by the president, or by any vice president, together with the secretary, or by any officer or agent thereunto authorized by the Board of Directors.

Section 5.07  Proxies.  Proxies to vote with respect to shares of other corporations owned by or standing in the name of the corporation shall be executed and delivered on behalf of the corporation by the president or any vice president and the secretary or assistant secretary of the corporation, or by any officer or agent thereunder authorized by the Board of Directors.

ARTICLE VI

CAPITAL SHARES

Section 6.01  Share Certificates.  Every holder of shares in the corporation shall be entitled to have a certificate, signed by the president or any vice president and the secretary or assistant secretary, and sealed with the seal (which may be a facsimile, engraved or printed) of the corporation, certifying the number and kind, class or series of shares owned by him or her in the corporation; provided, however, that where such a certificate is countersigned by (a) a transfer agent or an assistant transfer agent, or (b) registered by a registrar, the signature of any such president, vice president, secretary, or assistant secretary may be a facsimile.  In case any officer who shall have signed, or whose facsimile signature or signatures shall have been used on any such certificate, shall cease to be such officer of the corporation, for any reason, before the delivery of such certificate by the corporation, such certificate may nevertheless be adopted by the corporation and be issued and delivered as though the person who signed it, or whose facsimile signature or signatures shall have been used thereon, has not ceased to be such officer.  Certificates representing shares of the corporation shall be in such form as provided by the statutes of the state of incorporation.  There shall be entered on the share books of the corporation at the time of issuance of each share, the number of the certificate issued, the name and address of the person owning the shares represented thereby, the number and kind, class or series of such shares, and the date of issuance thereof.  Every certificate exchanged or returned to the corporation shall be marked "Canceled" with the date of cancellation.

Section  6.02  Transfer of Shares.  Transfers of shares of the corporation shall be made on the books of the corporation by the holder of record thereof, or by his or her attorney thereunto duly authorized by a power of attorney duly executed in writing and filed with the secretary of the corporation or any of its transfer agents, and on surrender of the certificate or certificates, properly endorsed or accompanied by proper instruments of transfer, representing such shares.  Except as provided by law, the corporation and transfer agents and registrars, if any, shall be entitled to treat the holder of record of any stock as the absolute owner thereof for all purposes, and accordingly, shall not be bound to recognize any legal, equitable, or other claim to or interest in such shares on the part of any other person whether or not it or they shall have express or other notice thereof.

Section 6.03  Regulations.  Subject to the provisions of this Article VI and of the Articles of Incorporation, the Board of Directors may make such rules and regulations as they may deem expedient concerning the issuance, transfer, redemption, and registration of certificates for shares of the corporation.

Section 6.04  Maintenance of Stock Ledger at Principal Place of Business.  A share book (or books where more than one kind, class, or series of stock is outstanding) shall be kept at the principal place of business of the corporation, or at such other place as the Board of Directors shall determine, containing the names, alphabetically arranged, of original shareholders of the corporation, their addresses, their interest, the amount paid on their shares, and all transfers thereof and the number and class of shares held by each.  Such share books shall at all reasonable hours be subject to inspection by persons entitled by law to inspect the same.

Section 6.05  Transfer Agents and Registrars.  The Board of Directors may appoint one or more transfer agents and one or more registrars with respect to the certificates representing shares of the corporation, and may require all such certificates to bear the signature of either or both.  The Board of Directors may from time to time define the respective duties of such transfer agents and registrars.  No certificate for shares shall be valid until countersigned by a transfer agent, if at the date appearing thereon the corporation had a transfer agent for such shares, and until registered by a registrar, if at such date the corporation had a registrar for such shares.

Section 6.06  Closing of Transfer Books and Fixing of Record Date.

(a)  The Board of Directors shall have power to close the share books of the corporation for a period of not to exceed 50 days preceding the date of any meeting of shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or capital shares shall go into effect, or a date in connection with obtaining the consent of shareholders for any purpose.

(b)  In lieu of closing the share transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding 50 days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital shares shall go into effect, or a date in connection with obtaining any such consent, as a record date for the determination of the shareholders entitled to a notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent.

(c)  If the share transfer books shall be closed or a record date set for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for, or such record date shall be, at least ten (10) days immediately preceding such meeting.

Section 6.07  Lost or Destroyed Certificates.  The corporation may issue a new certificate for shares of the corporation in place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate or his or her legal representatives, to give the corporation a bond in such form and amount as the Board of Directors may direct, and with such surety or sureties as may be satisfactory to the board, to indemnify the corporation and its transfer agents and registrars, if any, against any claims that may be made against it or any such transfer agent or registrar on account of the issuance of such new certificate.  A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is proper to do so.

Section 6.08  No Limitation on Voting Rights; Limitation on Dissenter's Rights.  To the extent permissible under the applicable law of any jurisdiction to which the corporation may become subject by reason of the conduct of business, the ownership of assets, the residence of shareholders, the location of offices or facilities, or any other item, the corporation elects not to be governed by the provisions of any statute that (i) limits, restricts, modified, suspends, terminates, or otherwise affects the rights of any shareholder to cast one vote for each share of common stock registered in the name of such shareholder on the books of the corporation, without regard to whether such shares were acquired directly from the corporation or from any other person and without regard to whether such shareholder has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of common stock of the corporation issued and outstanding or (ii) grants to any shareholder the right to have his or her stock redeemed or purchased by the corporation or any other shareholder on the acquisition by any person or group of persons of shares of the corporation.  In particular, to the extent permitted under the laws of the state of incorporation, the corporation elects not to be governed by any such provision, including the provisions of the Utah Control Shares Acquisitions Act, Section 61-6-1 et seq., of the Utah Code Annotated, as amended, or any statute of similar effect or tenor.

ARTICLE VII

EXECUTIVE COMMITTEE AND OTHER COMMITTEES

Section 7.01  How Constituted.  The Board of Directors may designate an executive committee and such other committees as the Board of Directors may deem appropriate, each of which committees shall consist of two or more directors.  Members of the executive committee and of any such other committees shall be designated annually at the annual meeting of the Board of Directors; provided, however, that at any time the Board of Directors may abolish or reconstitute the executive committee or any other committee.  Each member of the executive committee and of any other committee shall hold office until his or her successor shall have been designated or until his or her resignation or removal in the manner provided in these Bylaws.

Section 7.02  Powers.  During the intervals between meetings of the Board of Directors, the executive committee shall have and may exercise all powers of the Board of Directors in the management of the business and affairs of the corporation, except for the power to fill vacancies in the Board of Directors or to amend these Bylaws, and except for such powers as by law may not be delegated by the Board of Directors to an executive committee.

Section 7.03  Proceedings.  The executive committee, and such other committees as may be designated hereunder by the Board of Directors, may fix its own presiding and recording officer or officers, and may meet at such place or places, at such time or times and on such notice (or without notice) as it shall determine from time to time.  It will keep a record of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following.

Section 7.04  Quorum and Manner of Acting.  At all meeting of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, the presence of members constituting a majority of the total authorized membership of the committee shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee.  The members of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, shall act only as a committee and the individual members thereof shall have no powers as such.

Section 7.05  Resignations.  Any member of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, may resign at any time by delivering a written resignation to either the president, the secretary, or assistant secretary, or to the presiding officer of the committee of which he or she is a member, if any shall have been appointed and shall be in office.  Unless otherwise specified herein, such resignation shall take effect on delivery.

Section 7.06  Removal.  The Board of Directors may at any time remove any member of the executive committee or of any other committee designated by it hereunder either for or without cause.

Section 7.07  Vacancies.  If any vacancies shall occur in the executive committee or of any other committee designated by the Board of Directors hereunder, by reason of disqualification, death, resignation, removal, or otherwise, the remaining members shall, until the filling of such vacancy, constitute the then total authorized membership of the committee and, provided that two or more members are remaining, continue to act.  Such vacancy may be filled at any meeting of the Board of Directors.

Section 7.08  Compensation.  The Board of Directors may allow a fixed sum and expenses of attendance to any member of the executive committee, or of any other committee designated by it hereunder, who is not an active salaried employee of the corporation for attendance at each meeting of said committee.

ARTICLE VIII

INDEMNIFICATION, INSURANCE, AND

OFFICER AND DIRECTOR CONTRACTS

Section 8.01  Indemnification:  Third Party Actions.  The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.

Section 8.02  Indemnification:  Corporate Actions.  The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 8.03  Determination.  To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 8.01 and 8.02 hereof, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.  Any other indemnification under Sections 8.01 and 8.02 hereof, shall be made by the corporation upon a determination that indemnification of the officer, director, employee, or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 8.01 and 8.02 hereof.  Such determination shall be made either (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding; or (ii) by independent legal counsel on a written opinion; or (iii) by the shareholders by a majority vote of a quorum of shareholders at any meeting duly called for such purpose.

Section 8.04  General Indemnification.  The indemnification provided by this Section shall not be deemed exclusive of any other indemnification granted under any provision of any statute, in the corporation's Articles of Incorporation, these Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent, and shall inure to the benefit of the heirs and legal representatives of such a person.

Section 8.05  Advances.  Expenses incurred in defending a civil or criminal action, suit, or proceeding as contemplated in this Section may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon a majority vote of a quorum of the Board of Directors and upon receipt of an undertaking by or on behalf of the director, officers, employee, or agent to repay such amount or amounts unless if it is ultimately determined that he or she is to indemnified by the corporation as authorized by this Section.

Section 8.06  Scope of Indemnification.  The indemnification authorized by this Section shall apply to all present and future directors, officers, employees, and agents of the corporation and shall continue as to such persons who ceases to be directors, officers, employees, or agents of the corporation, and shall inure to the benefit of the heirs, executors, and administrators of all such persons and shall be in addition to all other indemnification permitted by law.

Section 8.07.  Insurance.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against any such liability and under the laws of the state of incorporation, as the same may hereafter be amended or modified.

ARTICLE IX

FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE X

DIVIDENDS

The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and on the terms and conditions provided by the Articles of Incorporation and these Bylaws.

ARTICLE XI

AMENDMENTS

All Bylaws of the corporation, whether adopted by the Board of Directors or the shareholders, shall be subject to amendment, alteration, or repeal, and new Bylaws may be made, except that:

(a)  No Bylaws adopted or amended by the shareholders shall be altered or repealed by the Board of Directors.

(b)  No Bylaws shall be adopted by the Board of Directors which shall require more than a majority of the voting shares for a quorum at a meeting of shareholders, or more than a majority of the votes cast to constitute action by the shareholders, except where higher percentages are required by law; provided, however that (i) if any Bylaw regulating an impending election of directors is adopted or amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors, the Bylaws so adopted or amended or repealed, together with a concise statement of the changes made; and (ii) no amendment, alteration or repeal of this Article XI shall be made except by the shareholders.

CERTIFICATE OF SECRETARY

The undersigned does hereby certify that he or she is the secretary of BULLION MONARCH MINING, INC., a corporation duly organized and existing under and by virtue of the laws of the State of Utah; that the above and foregoing Amended Bylaws of said corporation were duly and regularly adopted as such by the Board of Directors of the corporation at a meeting of the Board of Directors, which was duly and regularly held on the 8th day of June, 2006, and that the above and foregoing Bylaws are now in full force and effect.

DATED this 8th day of June, 2006.

/s/James A. Morris

                                                                                                                James A. Morris, Secretary

Exhibit 10.1 Big Jim Agreement dated May 10, 1979

AGREEMENT

THIS AGREEMENT is made and entered into as of the  10th day of May, 1979 by and between the following parties:

BULLION MONARCH COMPANY, a Utah corporation (BULLION); POLAR RESOURCES CO., a Nevada corporation (POLAR);

UNIVERSAL GAS (MONTANA), INC., a Montana corporation, and UNIVERSAL EXPLORATIONS, LTD., a Canadian corporation (UNIVERSAL);

CAMSELL RIVER INVESTMENTS, LTD., a Canadian corporation (CAMSELL);

LAMBERT MANAGEMENT LTD., a Canadian corporation (LAMBERT) and

ELTEL HOLDINGS LTD., a Canadian corporation (ELTEL);

W I T N E S S E T H:

WHEREAS the parties hereto would all profit from the mining of and production of certain mining properties located in the Lynn Mining District, Eureka County, Nevada, more fully described in Exhibit A-l attached hereto and incorporated herein by reference, hereinafter collectively referred to as the "Subject Property;" and

WHEREAS the parties have interest in exploring a wider range of mineral properties in which the Subject Property is embedded, hereinafter referred to as the "Area of Interest," more fully described in Exhibit A-2 attached hereto and incorporated herein by reference; and

WHEREAS the parties hereto are desirous of developing the Subject Property's mineral potential by building adequate milling facilities and developing a mine ("the Project"); and

WHEREAS BULLION purports to own a royalty interest in and to the Subject Property as is more fully set forth in Exhibit A-1;

WHEREAS POLAR purports to own a 100% interest in and to part of the Subject Property as is more fully set forth in Exhibit subject to possible outstanding interests and royalties, purports to own a 100% interest in and to other portions of the Subject Property as is more fully set forth in Exhibit A-1, and has under a lease and Option a 77½% interest to other portions of the Subject Property; and

WHEREAS CAMSELL, LAMBERT and ELTEL are interrelated organizations acting in concert as to the Subject Property, collectively being referred to hereinafter as "CAMSELL" unless specifically referred to otherwise, and have invested monies in the development of the Subject Property to date, their interest and relationship to the Project being governed by that certain Letter Agreement with Polar dated March 14, 1979, as amended by the letters of March 16,1979, April 6, 1979 and April 10, 1979, attached thereto, all attached hereto as Exhibit B; and

WHEREAS UNIVERSAL GAS (MONTANA), INC. is presently financing further development of the mining and production potential of the Subject Property, primarily for the production of precious metals basically under the terms of that certain Agreement with POLAR dated March 14, 1979 attached hereto as Exhibit C; and

WHEREAS UNIVERSAL EXPLORATIONS, LTD. is prepared and able to guarantee the financial obligations of UNIVERSAL GAS (MONTANA) INC. contained herein, both corporations wil1 be collectively referred to as UNIVERSAL herein with the understanding amongst the parties hereto that UNIVERSAL GAS (MONTANA), INC. will be the active participant referred to as UNIVERSAL while any reference to UNIVERSAL EXPLORATIONS, LTD. under the collective term UNIVERSAL speaks only to its financial backing of the UNIVERSAL obligations recited herein;

NOW THEREFORE, in consideration of the conditions, covenants, promises, obligations, payments and agreements herein contained, the parties agree as follows:

                                  1.         SOLE AGREEMENT: That as between the parties hereto this Agreement shall be the sole and only agreement governing the ownership, operations and payment from the Subject Property, canceling, revoking, rescinding and terminating any and all other deeds, conveyances, contracts or agreements between the parties hereto, or any combination thereof, affecting the Subject Property, except any agreement that may exist between CAMSELL, LAMBERT and ELTEL as to investment in Subject Property development and divisions of proceeds received there from, and except any agreement, contract or deed specifically preserved by the terms hereof. Should the terms of any agreement, letter agreement or other document or understanding preserved by specific reference herein be in conflict with this Agreement the terms of this Agreement shall control.

.

2.        OWNERSHIP OF SUPJECT PROPERTY: That as between the parties hereto it is understood and agreed that the ownership of the Subject Property as presently constituted is as set forth in Exhibit A-1 attached hereto, subject only to the terms and conditions of this Agreement specifically referred to herein. In addition, it is understood, agreed and warranted amongst the parties hereto that except for agreements, deeds and other documents specifically mentioned herein that none of the parties hereto, individually, in combination or collectively, have conveyed or encumbered the Subject Property.

A.

Simultaneously herewith, BULLION shall execute and deliver a Grant Deed to UNIVERSAL conveying all of its right, title and interest in the Subject Property to UNIVERSAL. Such interest of BULLION conveyed to UNIVERSAL shall be subject to the payment provisions of Paragraph 4, infra.

B.

 Simultaneously herewith, POLAR shall execute and de-liver a Grant Deed to UNIVERSAL conveying all of its right, title and interest in the Subject Property to UNIVERSAL, subject to the terms and conditions of the `arch 14, 1979 POLAR - UNIVERSAL, Agreement.

C.

Simultaneously herewith, CAMSEEL shall execute and deliver a Quitclaim Deed to UNIVERSAL conveying and quitclaiming all of its right, title and interest in the Subject Property to UNIVERSAL.

D.

At all times pertinent hereto, UNIVERSAL shall have the right to pledge or otherwise hypothecate the titles to any persons, or the whole of, the Subject Property for the purpose of obtaining financing for development of the Subject Property, except that no more than a total of FIFTY PERCENT (50%) of the then current market value of such property shall be so hypothecated or encumbered. At the time, under the March 14, 1979 Agreement, Exhibit C, UNIVERSAL reaches the "earning point", its conveyance to POLAR of 50% interest shall be unencumbered.

3.           UNIVERSAL AS OPERATOR: That on March 14, 1979 POLAR and UNIVERSAL entered into an Agreement, a copy of which is attached hereto as Exhibit C and incorporated herein by reference, whereby UNIVERSAL, under the terms and conditions thereof, was to become the sole and only operator of the mineral production from the Subject Property as of March 1, 1979, and that all of the parties hereto agree to the terms of said Agreement allowing UNIVERSAL the sole and only control over further development and production from the Subject Property pursuant to the March 14, 1979 Agreement and ratify the same as if they had been signatory thereto.

                                  4.            PAYMENTS TO BULLION:

A. Commencing May 1, 1979, UNIVERSAL shall pay to BULLION an advance minimum royalty of $2,500.00 each and every month through October 1979 or until gross production sales from the Subject Property have reached the amount of $62,500.00 per month, whichever comes first.

B. Commencing on November 1, 1979, UNIVERSAL  shall pay to BULLION an advance minimum royalty of $5,000.00 each and every month until gross production sales from the Subject Property has reached The amount of $125,000.00 per month, or until Bullion has received  an aggregate of $25O,000.00 under these subparagraphs,  A and B

C. BULLION shall receive a FOUR PERCENT (4%) gross smelter return from production from the Subject Property (based on 100% operating' interest in UNIVERSAL, otherwise prorated) until BULLION has received an aggregate of $500,000.00 under these subparagraphs, A, B and C.

D. Thereafter BULLION shall receive a TWO PERCENT (2%) gross smelter return royalty from production from the Subject Property (based on 100% operating interest in UNIVERSAL, otherwise prorated) until BULLION has received an aggregate of $1,000,000.00 under these subparagraphs, A, B, C and D.

E.  Thereafter BULLION shall receive a ONE PERCENT (1%) gross smelter return royalty from production from the Subject Property (based on 100% operating interest in UNIVERSAL, otherwise prorated).

Gross smelter return," as used above, shall mean the amount of earned revenues, as used in accordance with generally accepted accounting principles, payable to UNIVERSAL by any smelter or other purchaser of metals, ores, minerals or mineral substances, or concentrates produced therefrom for products mined from the Subject Property.

Upon SIXTY (60) days' written notice by BULLION to UNIVERSAL, BULLION may elect to take any monthly production royalty in kind but will be totally responsible for all loading and transportation and the costs thereof. BULLION agrees not to materially interfere with UNIVERSAL'S operations should it elect to receive payment in kind, and will hold all the remaining parties hereto harmless from its actions in loading and transporting the in kind payments.

All advance royalty payments shall be due on the first day of each month and production royalties shall be due no later than FORTY-FIVE (45) days after the date payment for production sales is received by UNIVERSAL.

                                  5.              OBLIGATIONS OF BULLION AND POLAR: BULLION and POLAR shall assume and retain all obligations that they have independently incurred by virtue of their activities on and for the Subject Property prior to the date of this Agreement and, in particular, BULLION, shall assume and retain the obligation of that certain Deed of Trust made in favor of Ira J. Jaffee, Trustee, as Beneficiary, recorded in the Official Records of Eureka County, Nevada, 'Book 41, Page 362. At all times pertinent hereto, UNIVERSAL shall have the unqualified right to direct any and all funds due BULLION or POLAR hereunder to remove any obligations of BULLION or POLAR, respectively, secured by the Subject Property, or any portion thereof, and such will be credited toward the payment schedule due BULLION or POLAR. See Paragraph 4, supra.

                                  6.              PURCHASE OF BULLION'S INTEREST: That at the time BULLION has received an aggregate of $1,000,000.00 under the terms and conditions of Paragraph 4, supra, BULLION will have been deemed to have sold and UNIVERSAL and POLAR deemed to have purchased all of Bullion's rich, title and interest in the Subject Property (50% each, subject to the terms and conditions of the Marc: 14, 1979 Agreement, Exhibit C) and forever relieving UNIVERSAL and POLAR from any contractual commitment to BULLION by virtue of UNIVERSAL or POLAR's actions or operations on the Subject Property, save and except for the ONE PERCENT (l% gross smelter return royalty from production from the Subject Property (based on 100% operating interest in UNIVERSAL, otherwise prorated) set forth in Paragraph 4 (E) , supra. At...that time, UNIVERSAL and POLAR will execute and deliver to BULLION a Royalty deed forever evidencing such royalty interest,' ONE-HALF PERCENT (1/2%) being chargeable each against UNIVERSAL and POLAR.

                                  7.              DEFAULT OF OBLIGATIONS TO BULLION: If, at any time, UNIVERSAL is in default of its payment obligations to BULLION, BULLION, upon FORTY-FIVE (45) days' written notice to all of the parties hereto, may terminate this Agreement and demand that UNIVERSAL execute and deliver to BULLION a Quitclaim Deed of all of its right, title and interest to that portion of the then Subject Property that is specifically listed in Exhibit A attached hereto, but not the additional properties added to the Subject Property list subsequent to the date of this Agreement. During the notice period, UNIVERSAL, or any other party hereto not BULLION, or anyone on their behalf, may pay such obligation to BULLION and cure such default.

                                  8.               PRODUCTION EXPENSE OVERRUN: Pursuant to the terms of the Letter Agreement between POLAR and CAMSELL dated March 14, Exhibit B, POLAR and CAMSELL agree to share in cost overruns incurred by UNIVERSAL in bringing the Project into production should UNIVERSAL's initial development costs prior to production exceed ONE MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100 ($1,250,000.00), or should UNIVERSAL's initial development costs and production costs exceed $1,250,000.00 at any time after production commences but production expenses exceed production payments or revenues.

The parties agree to share in cost overruns in excess of $1,250,000.00 commitment of UNIVERSAL in the following percentage

UNIVERSAL                    50%

                                POLAR-CAMSELL         50%

Except as herein outlined, the terms, conditions and penalties for cost overruns and the non-participation in such overruns are governed by Clause 10(D), Schedule B, POLAR - UNIVERSAL Agreement of March 14, 1979.

9.                  DIVISION OF PROCEEDS: The proceeds of production shall be governed by the terms of this Agreement only (except for the CAMSELL, LAMBERT and ELTEL arrangements). As operator under the March 14, 1979 Agreement (see Paragraph 3, supra), UNIVERSAL shall have the right to pay all normal operating and production expenses, including insurance and taxes (excepting income taxes accruing to the individual parties hereto, but specifically including net proceed of mine taxes, real and personal property taxes associated with mining and income taxes accruing to the venture), pursuant to normal and usual accounting practices and the terms of the March 14, 1979 Agreement from production payments received. In addition, UNIVERSAL shall be able to treat as production expenses and deduct from production payments received all rentals, advance royalties and production royalties paid to BULLION, the Poulsen Group and any others. The amounts received from products produced from the Subject (production payments) less the production expenses, as defined herein and in the March 14, 1979 Agreement between POLAR and UNIVERSAL, shall be the net production receipts.

As between the parties hereto, the net production receipts shall be divided as follows:

A.    BULLION: none, being only entitled to the payments set forth above in Paragraph 4;

B.

UNIVERSAL: FIFTY PERCENT (50%); and

C.    POLAR, CAMSELL: FIFTY PERCENT (50%), pursuant to that Letter Agreement between POLAR and CAMSELL dated March 14, 1979, Exhibit B.

Nothing herein shall be construed as prohibiting POLAR CAMSELL from taking their interest in kind provided that they give UNIVERSAL SIXTY (60). days' written notice of such election. POLAR CAMSELL will be totally responsible for all loading and transportation and the costs thereof. POLAR-CAMSELL will not materially interfere with UNIVERSAL's operations should it elect to receive payment in kind and will hold all the remaining parties hereto harmless from its actions in loading and transporting the in kind payments. It is understood and agreed that all such in kind payments are net, after deduction of the proportionate amount of mini and operation costs.

                                10.                TERMINATION BY UNIVERSAL: UNIVERSAL's participation in the Project is governed by the terms and conditions of the POLAR - UNIVERSAL Agreement of March 14, 1979, Exhibit C, except as specifically modified herein. Upon fulfilling its obligations thereunder, UNIVERSAL has the right to terminate its position as Project Operator and to terminate its further participation in Project development and expenses thereof. Such termination is governed by the terms and conditions of the March 14, 1979 UNIVERSAL - POLAR Agreement and, in particular, Schedule B attached thereto.

                                11.                ADDITIONAL PROPERTY ACQUISITIONS: UNIVERSAL,, as operator, shall have the exclusive right to acquire additional mineral properties within the Area of Interest on behalf of the parties hereto, be such acquisition by virtue of the rights and privileges under the 1872 Mining Law, or the leasing or purchase of private lands and minerals, or unpatented mining claims. All parties hereto agree to immediately quitclaim and assign to UNIVERSAL any and all other real property or interest in such that they may have within the Area of Interest, Exhibit A-2, as of the date of this Agreement, subjecting the same to the terms and conditions of this Agreement, excepting any interest of BULLION in and to those properties presently being worked by Western States Minerals (Pancana).

Upon acquiring such properties within the Area of Interest, UNIVERSAL shall offer to include such into the Subject Property upon payment by POLAR-CAMSELL of FIFTY PERCENT (50%) of all acquisition costs incurred in acquiring such properties. Acquisition costs shall include, but are not limited to, purchase price, rental fees, real estate finder's commissions, legal fees, closing costs, title examinations, appraisal fees and costs incurred by UNIVERSAL in otherwise evaluating the property to be acquired.

Should POLAR-CAMSELL reject such offer or fail to pay or reach agreement for paying such acquisition on cost within FORTY-FIVE (45) days of such offer by UNIVERSAL, then such properties within the Area of Interest shall not become part of the Subject Property as they apply POLAR-CAMSELL and will remain the sole property of UNIVERSAL without any obligations POLAR-CAMSELL , but subject to the royalty interest of BULLION.

However, should POLAR accept such offer and pay or reach an agreement with UNIVERSAL for paying such acquisitions costs, the newly acquired properties shall become part of the Subject Property and will be treated thereafter under the terms of this Agreement pertaining to the Subject Property.

                                12.                  POULSEN LEASE AND OPTION: The parties hereto recognize the Lease and Option of POLAR with the Poulsens, a copy of which is attached hereto as Exhibit D. UNIVERSAL shall make all payments due thereunder and shall credit such as a development or production expense.

While under Lease, the Paulsen properties shall be, and are, part of the Subject Property, however, at any time, UNIVERSAL may elect to exercise the purchase option. Upon doing so, UNIVERSAL shall offer such to POLAR-CAMSELL under the terms of Paragraph 12, supra. Failure of POLAR-CAMSELL to participate in the acquisition (purchase   shall remove such properties from Subject Property status as the same applies to POLAR-CAMSELL.

                                13.                   TERM: The term of this Agreement, as it affects the continuing contractual relationships between the parties hereto is for a period of NINETY-NINE (99) years commencing on the date hereof, unless sooner terminated, surrendered or forfeited.

                                 14.                  TITLE PERFECTION: The parties hereto recognize that title to the Subject property, or portions thereof, may contain certain imperfections, clouds thereon or outstanding interests that may require acquisition, clearing or otherwise perfecting.  UNIVERSAL shall, in its discretion, seek out such imperfections and cure the same. All expenses incurred by UNIVERSAL in investigating title to the Subject Property from March 1, 1979, and curing imperfections or acquiring outstanding interests in the same shall be treated as a development or production expense by UNIVERSAL pursuant to the March 14, 1979 POLAR - UNIVERSAL Agreement.

15.

INSPECTION, RECORDS: At all times pertinent hereto, the non-operating parties shall have the right to reasonable inspection of the Subject Property and all geological and production records upon giving FIVE (5) days' written notice to UNIVERSAL. Such inspection shall be at the Subject Property or at any offices of UNIVERSAL in the Elko-Carlin, Nevada area. Personal inquiry by the parties hereto directly to UNIVERSAL shall be made only to the following UNIVERSAL officers and employees, and no others:

Joseph A. Mercier Dan Mercier Don Hargrove

or their nominees.

           Monthly, or the monthly anniversary of this Agreement, UNIVERSAL shall prepare and deliver to the parties hereto a summary report of development on the Subject property, including building construction, geological finds, etc., and setting forth production and development expenditures.

16.

NOTICES

All notices - fired herein shall be writing by certified or registered mail, (United States or Canada, as the case may be), return receipt requested for the Canadian equivalent of such service;, to the addresses listed below. Service of such notice is to be deemed accomplished as of the date of mailing:

BULLION MONARCH COMPANY

Attention: R. D. Morris

Henderson Bank Building

Elko, NV

89801

UNIVERSAL GAS (MONTANA), INC.

Attention: Joe Mercier, President

640 8th Avenue, S. W.

Calgary, Alberta CANADA T2P 1G7

With a copy to: UNIVERSAL GAS (MONTANA), INC. Attention: John C. Miller, Esq. Blohm Building, Suite 201

Elko, NV

89801

POLAR RESOURCES CO. Attention: C. Warren Hunt

1119 Sydenham Road, S. W.

Calgary, Alberta CANADA T2T OT5

CPMSELL RIVER INVESTMENTS Attention: K. H. Lambert 808 Home Oil Tower

324 8th Avenue, S. W.

Calgary, Alberta

CANADA T2P 2Z2

LAMBERT MANAGEMENT LTD.

Attention: K. H. Lambert

808 Home Oil Tower 324 8th Avenue, S. W.

Calgary, Alberta CANADA

T2P 2Z2

ELTEL HOLDINGS LTD. Attention: K. H. Lambert

808 Home Oil Tower 324 8th Avenue, S. W.

Calgary, Alberta CANADA

T2P 2Z2

17.

RECORDATION: This Agreement may be recorded into the Official Records either Eureka County or Elko County, Nevada or both, by any one of the parties hereto.

18.

BINDING EFFECT: The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

19.              ASSIGNABILITY: The respective positions and interests of the parties hereto shall be freely assignable except that such assignment shall not be binding on or affect the remaining parties hereto in any manner, unless and until such assignment is noted in writing to UNIVERSAL, or any successor Operator.

IN WITNESS WHEREOF, the parties hereto set their hands as of the day and year first above written.

BULLION MONARCH COMPANY, a Utah corporation

BY:/s/

TITLE:

POLAR RESOURCES CO., a Nevada corporation

BY: /s/

UNIVERSAL GAS (MONT .CIA) , INC. a Montana corporation

1 ...

BY:/s/

TITLE:

C MSELL RIVER INVESTMENTS, a Canadian corporation

By:/s/K H Lambert

TITLE: President

LAMBERT MANAGEMENT LTD., a Canadian corporation

By:/s/K H Lambert

Title: President

ELTEL HOLDINGS LTD., A Canadian corporation

By:/s/K H Lambert

Title Director & Secretary

UNIVERSAL EXPLORATIONS, LTD. a Canadian corporation

By:/s/

Title:

STATE OF NEVADA        )

SS.

COUNTY OF

)

On May 10,1979, personally appeared before John C. Miller, a Notary Public,, a duly qualified and officer of/BULLION MONARCH COMPANY, who acknowledged to that he executed the above instrument in that capacity.

NOTARY PUBLIC'

JOHN C. MILLER

                                               )

                                               )ss

COUNTY OF                 )

On May 10, 1979, personally appeared before me, a Notary Public, duly qualified and acting officer of POLAR RESOURCES CO., who acknowledged to me that he executed the above instrument in that capacity.

/s/

NOTARY PUBLIC

                       )

)

SS

COUNTY OF

 )

, 1979, personally appeared, before me, a Notary Public, a duly qualified and acting officer of UNIVERSAL GAS (MONTANA), INC., who acknowledged to me that he exec

On May 10, 1979, personally appeared before me, a Notary Public, a duly qualified and acting officer of CPMSELL RIVER INVESTMENTS, who acknowledged to me that me that he executed the above instrument in that capacity.

/s/NOTARY PUBLIC

AFFIDAVIT OF EXECUTION

I Susan Lee Nicholl of the City of Calgary, in the Province of Alberta, make oath and say that:

1.

I was personally present and did see Mr. C. Warren Hunt named in the within or in annexed instrument who is personally known to me to be the person named therein, duly signed and executed the same for the purposes named therein.

2.

That the same was executed at the City of Calgary, in the Province of Alberta and that I am the subscribing witness thereto.

3.

That I know the said Mr. C. Warren Hunt and he is, in my belief, of the full age of twenty-one years.

/S/Susan Lee Nicholl

SWORN BEFORE ME AT THE CITY OF CALGARY, IN THE PROVINCE OF ALBERTA, THIS 1st DAY OF JUNE, 1979

                                      )

COUNTY OF                 SS.

                                      )

On May , 1979, personal1 appeared before me, a Notary Public, qualified and acting officer of LAMBERT MANAGEMENT LTC., acknowledged to me that he executed the above instrument in that capacity.

                                                                           )

SS.

COUNTY OF

 )

 On May 10, 1979, personally appeared before me, a Notary Public, a duly qualified and acting officer of EITEL HOLDINGS LTD., who acknowledged to me that he executed the above instrument in that capacity.

COUNTY OF

On May 10, 1979 personally appeared before me, a Notary Public, a duly qualified acting officer of UNIVERSAL EXPLORATIONS, LTD., who acknowledged to me that he executed the above instrument in that capcity.

1

EXHIBIT A-2 AREA OF INTEREST

All those lands contained in the Sections and Townships listed below approximately encompassing the area EIGHT (8) miles in a northerly direction, EIGHT (8) miles in a southerly direction, EIGHT (8) miles in an easterly direction and EIGHT (8) miles in a westerly direction from Section 10, Township 35 North, Range 50. East, M.D.B.&M., Eureka County, Nevada.

Township 34 North, Range 49 East Sections: 1-5, 8-17 and 20-24

Township 35 North, Range 49 East Sections:

1-5, 8-17, 20-29 and 32-36

Township 36 North, Range 49 East Sections: 1-5, 8-17, 20-29 and 32-36

Township 37 North, Range 49 East Sections: 32-36

Township 34 North, Range 50 East Sections: 1-24

Township 35 North, Range 50 East

Township 36 North, Range 50 East Sections: All

Township 37 North, Range 50 East Sections:

31-36

Ran

Sections: 3-10 and 15-22

Township 35 North, Range 51 East Sections:

3-10, 15-22 and 27-34

Township 36 North,Range 51 East

Sections:

10, 15-22 and 27-34 Township 37 North, Range 51 East

Sections:

31-34

2

EXHIBIT A-1 SUBJECT PROPERTY

The following described unpatented and patented mining claims generally located in Sections 1, 2, 10, 11 and 12 of Township 35 North, Range 50 East, M.D.B.&M., Lynn Mining District, Eureka County, Nevada:

Unpatented Claims

Polar

Bullion

Big Jim

100%

Royalty

Big Jim 1 to 31, inclusive

Cracker Jack

Cracker Jack 1 to 5, inclusive

Yellow Rose 6 to 21, inclusive

Polar 1 to 20, inclusive

Hill Top

Hill Top 1 to 2, inclusive

Hill Top Fractional

Hill Top 1 to 4 Fractional

" RJV

Unity 1

" Unity 2

Barg

Badger 1

Compromise 4 to 7, inclusive

Lamira

"

Paragon

"

Paragon 2 Paragon 4

Paragon Fractional

Patented Claims (Poulsen Lease and Option)

                     U.S. Patent #

      U.S. Survey #

 Polar

Bullion

Big Six No. 3

783757

4332

77 1/2%

Royalty

Holt

881735

4422

  “

   “

July

935874

4528

  “

   “

Great Divide

945439

4393

  “

   “

Bald Eagle

046758

4527

          “

   “

3

LAMBERT MANAGEMENT LTD.

Telephone: (403) 233.0047  Telephone: (403)454-2

HOME OIL TOWER                                                                                            13716 - 101 AVENUE.

324 - 8 AVENUE S.W.                                                                               EDMONTON, ALBERT

CALGARY, ALBERTA                                                            CANADA T5NCJ7 CANADA T2P 279

March 14, 1979

Polar Resources Co.

1119 Sydenham Road, S. W. Calgary, Alberta

T2T OT5

Attention: Mr. Warren Hunt

Dear Sirs:

RE: Gold Claims Lynn Mining District   Eureka County, Nevada

As you are aware, since early 1976 Camsell River Investments Ltd. has entered into several agreements with you relating to the Bullion Monarch Company gold claims in Nevada and has also entered into agreements relating to the same properties with Bullion Monarch Company. As a result of these agreements, Camsell and its silent coventurers, Lambert Management Ltd. and Eltel Holdings Ltd. have advanced about 505,000,  U.S. to you and $300,000. U.S. to Bullion Monarch Company and have expended a further $10,000. U.S. or so on drilling invoices and other expenses relating to the properties.

Our mutual files on this matter are extensive and the legal determination of the various agreements would undoubtedly take more time and effort to resolve than is prudent under the circumstances. We have always maintained that we do not wish to hamper your efforts to put the properties into: production so long as an equitable arrangement can be cached between us.  Based on the proposed agreement you have negotiated with Universal Gas (Montana) Inc. (hereinafter called the "Mill Agreement") and our meetings and telephone conversations of March 10, 11, 12 and 13, we believe we have reached an agreement acceptable to you and the parties we represent. This agreement between you and the "Camsell Group" would enable Universal to obtain the interest it has bargained for in the Mill Agreement and would resolve our diverse interests in an amiable fashion.

The Agreement is as follows:

1)

All of the interests of any nature whatsoever of Polar Resources Co. and those of other parties represented by Polar Resources Co. (hereinafter called the "Polar Group") and all of the interests of any nature whatsoever of Camsell River Investments Ltd. and those of the parties represented by Camsell River Investments Ltd. (hereinafter called the "Camsell Group") in "The Mining Properties" as defined in the Mill Agreement shall be pooled and then reallocated 50% to Universal Gas (Montana) Inc. pursuant to the Mill Agreement and 50% collectively to the Polar Group and the Camsell Group (hereinafter called the "Polar-Camsell Group").

2)

The Camsell Group will receive 100% of the cash flow from the Polar-Camsell Group's 50% interest in the Mining Properties until the Camsell Group has received an amount equivalent to its expenditures relating to the Mining Properties before interest as established by independent audit. This amount is about $815,000 U.S.

3)

After the Camsell Group has received the amount indicated in paragraph 2 above, the Polar Group will receive 100% of the cash flow from the Polar-Camsell Group's 50% interest in the Mining Properties

1

until the Polar Group has received an amount equivalent to its expenditures relating to the Mining Properties before interest as established by independent audit. This amount is about $450,000. U.S.

4)

After the Polar Group has received the amount indicated in paragraph 3 above, the Polar Group and the Camsell group will split the cash flow from the Polar-Camsell Group’s 50% interest in the Mining Properties on a 50-50 basis until the Camsell Group has received an amount equivalent to the amount of interest the Camsell Group would have paid to its banker calculated on all Camsell Group advances to Polar Resources Co. and Bullion Monarch Company from the dates of advance at the Canadian Imperial Bank of Commerce prime rate from time to time plus 2% per annum, compounded semi annually.  Any cash received by the Camsell Group pursuant to this agreement would be credited to the “phantom bank account” on the date of receipt in order to determine the amount to be ultimately received by the Camsell Group pursuant to this paragraph 4.

5)

After the Camsell Group has received the amount calculated pursuant to paragraph 4 above, the Polar-Camsell Group's interests shall be divided and an undivided 30% of the interest shall be transferred to the Camsell Group and an undivided 70% shall be transferred to the Polar Group.

6)

Title to the Polar-Camsell Group's interest in the Mining Properties shall be held in trust by Polar Resources Co. pursuant to the terms of this Agreement and this Agreement and its successor shall be filed against the title to the Mining Properties in the appropriate offices in the state of Nevada. Polar shall deliver to the Camsell Group a legal opinion from a Nevada attorney stating that the terms and conditions of this Agreement are enforceable by the Camsell Group as against Polar Resources Co. and that the Camsell Group's interests have been adequately registered to protect its interests as against third parties.

7)

The proceeds Polar Resources Co. receives from Universal Gas (Montana) Inc. on the sale of the assets listed in the Mill Agreement shall be distributed as follows:

a)

The Polar Group shall receive 100% of the proceeds from the sale of assets acquired after December 31, 1976.

b)

The Camsell Group shall receive 80.4% of the proceeds from the sale of assets acquired prior to January 1, 1977 and the Polar Group shall receive the balance.

c)

Polar Resources Co. shall account to the Camsell Group for any assets held on December 31, 1976 which have been disposed of by Polar Resources Cc. subsequent to December 1, 1976 but prior to the execution of the Mill Agreement. The Camsell Group shall receive an amount equal to 80.4% of such disposition on proceeds from Polar Resources Co. and the source funds for such payment shall be the Polar Group's share of the proceeds of the sale of assets pursuant to the Mill Agreement.

8)

The Polar-Camsell Group recognizes a fee of $1,500. per month payable to Polar Resources Co. from the cash flow generated by the mill for the services of Warren Hunt from the date of commencement of milling operations and also recognizes the need to employ a full time representative at the mine as soon as gold production commences in meaningful amounts.

9)

In the event of cost overruns beyond the $1,250,000. U.S. stated in the Mill Agreement, the Polar-Camsell Group acknowledges that it  will be responsible for 50% of such Overruns. These overruns shall be allocated as between the Polar Group and the Camsell Coup as follows:

a)

For exploration, mine development, and mine operation expenses on the Big Jim claims 24and 25 and for mill development expenses related to that mine, 50% shall be paid by the Polar Group and 50% shall be paid by the Camsell Group.

b)      For all other expenses 70% shall be paid by the Polar Group and 30% shall be paid by the Camsell Group.

10)

This Agreement is subject to the execution of the Mill Agreement and is subject to revision

2

of the method contemplated in paragraph 1 to arrive at the interests outlined in paragraphs 2 3, 4 and 5 if subsequent investigation reveals that the tax consequences of such method are adverse. The intent is that the Agreement will be structured so as to minimize adverse tax implications in Canada and the United States for all parties concerned while at the same time arriving at the same distribution of cash flow from the Mining Properties;

11)

This Agreement shall be interpreted in accordance with the laws of the Province of Alberta.

12)

Each of the parties shall execute any further agreements required by legal counsel for any party to implement the terms or 'intent of this Agreement.

If you agree with the above terms and conditions se indicate your acceptance on the copy of this letter enclosed.

Yours very truly,

Lambert Management Ltd.

/s/K. H. Lambert

K. H. Lambert

President

Accepted the 15th day of March, 1979 Polar Resources Ltd.

/s/C. Warren Hunt President

Accepted this 14th day of March, 1979 Eltel Holdings Ltd.

/s/

K. H. Lambert Secretary

Accepted this 14th day of March, 1979

Camsel River Investments I

K.H. Lambert President

3

LAMBERT MANAGEMENT LTD.

Telephone: (403) 233-0047 808 HOME OIL TOWER 324 • 8 AVENUE S.W. CALGARY, ALBERTA CANADA T2P 2Z2

March 16, 1979

Polar Resources Co.

1119 Sydenham Road, S. W. Calgary, Alberta

T2T OT5

Attention: Mr. Warren Hunt

Dear Sirs:

RE: Gold Claims Lynn Mining District Eureka County, Nevada

Further to our letter of March 14, 1979 and the writer's meeting with your Messrs. Hunt and Ross Hamilton on March 14, 1979, we wish to confirm that the agreement contained in the said letter is amended by adding the following:

9.1(a) Any funds advanced pursuant to sub paragraph 9(a) shall be repaid pro rata from the Polar-Camsell Group's first cash flow from the mill prior to the commencement of payments to the Camsell Group pursuant to paragraph 2.

9.1(b) Any funds advanced pursuant to sub paragraph 9 (b) shall be repaid pro rata from the Polar-Camsell Group's cash flow from the mill after the obligations to the Camsell Group outlined in paragraph 1 have been satisfied.

9.2

The penalty prcvisions in the Mill agreement shall apply mutatis mutandis to the Polar Group and the Camsell Group in the event of a default by either Group on an obligation to advance further funds pursuant to paragraph .

If you agree with the above additional terms and conditions please indicate your. acceptance on the copy of this letter enclosed.

Yours very truly,

                                                                                                   Lambert Management Ltd.

                                                                                                   /s/K. H. Lambert

                                                                                                   K. H. Lambert

1

Attachment to:

Polar Resources Co. March 16, 1979

Accepted this

day of March, 1979 Polar Resources Co.

/s/C. Warren Hunt President

Accepted this 16th day of March, 1979 Eltel Holdings Ltd.

/s/K. H. Lambert

K. H. Lambert

Secretary

Accepted this 16th day of March, 1979

Camsel River Investments Ltd.

/s/K. H. Lambert

K. H. Lambert

President

2

POLAR RESOURCES CO.

1070 SILVER STREET ELKO, NEVADA 89801

(702) 738.8712

April 6, 1979

K. H. Lambert

Lambert • Management Ltd. Se0e, 324 6th Ave. S.W. Calgary T2P 2Z2

Dear Sir:

Your letter of March 16 1979 is acknowledged and a copy returned herewith signed as requested.

In accordance with our telephone conversation this morning, in which the writer pointed out that clauses 7b and 7c of the letter agreement of March 14, 1979 were unduly broad in that they might he construed to include Polar's assets which had not been acquired by the joint venture nor in the period of the joint venture, April 1 - Nov. 30, 1976, the fo1lowing is proposed:

Clause 7 subclause b is amended so that the words " prior to Can. 1, 1977" are replaced by "between April 1, 1976 and November 30, 1976".

Clause 7 subclause c. The -Meaning of the word "assets" as used in this subclause is understood to mean properties and equipment acquired by the joint venture or charged by Polar to the joint venture so as to establish equity of contribution of the members of the joint  venture, that is to say, Polar resources Co. and Camsel River Investments Ltd".

I f the foregoing meet with your approval, kindly sign a copy hereof and return for our files.

Yours truly,

Po1ar Resources Co.

1

LAMBERT MANAGEMENT LTD.

Telephone: (403) 45.4-2i 13716. 101 AVENUE. EDMONTON. ALBER T 1 CANADA T5N 0J7

April 10, 1979

Polar Resources Co.

1119 Sydenham Road S.W. Calgary, Alberta

T2T OT5

ATTENTION: Mr. Warren C. Hunt Dear Sirs:

RE: Gold Claims Lynn Mining District Eureka County, Nevada

Further to your letter of April 6, 1979, we wish to con-firm our agreement that clauses 7b and 7c of our letter agreement of March 14, 1979 have not been drafted to contemplate as-sets to be sold under the Mill Agreement. We agree that the language should be changed.

We are prepared to accept your suggested change for sub clause 7b provided that the 80.4% figure is changed to reflect the actual percentage of the total funds used by Polar between April  1st  and November 30, 1976 which was injected by the Camsell Group. Your auditor could provide you with that percentage.

We accept your clarification of the word "assets" in sub clause 7c and would also suggest that the 80.4% figure used in sub clause 7c should be changed to the same percentage as will in subclause 7b.

If the foregoing meets with your approval, sign the enclosed copy of this letter and return it for our files.

                                                                  Yours very truly,

                                                                  LAMBERT MANAGEMENT LTD.

                                                                                         K.H. Lambert President

Accepted this __day of April, 1979.

POLAR RESOURCES LTD.

PER:

2

MISSING LEASE AND AGREEMENT

This Missing Lease and Agreement (hereinafter called "Agreement"), made and entered into this 1st day of October, 2003, between Nevada Rae Gold, Inc., a Nevada corporation (hereinafter called "Lessee"), and Corporate Creditors Committee LLC, a, Utah limited liability company, c/o Garry McAllister, 1291 West 12800 South, Riverton, Utah 84605 Suite 102 (hereinafter called "Lessor"),

WITNESSETH:

For and in consideration of the sure of Ten Dollars ($10.00) in U.S. currency, paid by Lessee to Lessor, the payment obligations hereinafter stated, the covenants and agreements hereinafter expressed, and for other good and valuable consideration, the receipt and sufficiency of which are hereby admitted and acknowledged. Lessor does hereby grant, lease, demist, and let exclusively to Lessee the Four Hundred Forty Acres in Section 9, Township 29 North, Range 47 East, Mount Diablo Meridian, Bullion Mining District; Lander County, Nevada (hereinafter called the "Leased Premises") as more completely described at Exhibit "A," attached hereto and made a part hereof by reference, together with all gold, silver, platinum, palladium, and other precious and base metals, contained within the placers or gravels of the leased premises, with the exclusive right to prospect and explore for, mine by open pit methods, mill, prepare for market, store, sell and dispose of the same, and to use, occupy and disturb so much of the surface of the Leaned Premises as Lessee may determine to be useful, desirable or convenient for the exercise by Lessee of any and all of its rights hereunder. he the event Lessor acquires rights to any additional interests in the Leased Premises after the execution of this Agreement, all such additional interests shall be subject to this Agreement,

IN CONSIDERATION OF THE PREMISES, the parties hereby covenant and agree as ..follows;

l ..

Lessor Representations. Lessor warrants and represents that:

a.

Lessor is the legal and equitable owner in the Leased Premises;

b.

Lessor will correct any defect in the title to the Leased Premises, if any exists thereon;

c.

Lessor has not conveyed the Leased Premises and that the Leased Premises are not subject to any existing lease, subject to the terms of this Agreement retaining the rights to all hardrock mineralization in or on the property;

d.

The undersigned representatives of Lessor have the authority to bind the and by their signature hereon, This Agreement is binding upon Lessor.

e.

2• Preservation of Title. Lessor will do anything lawfully within Lessor's power to protect and defend the Leased Premises against the claims and demands of all persons claiming the whole or any party thereof.

3.

Lesser Interest. In the event Lessor owns less than the entire, undivided interests in the Leased Premises; all sums paid by Lessee to Lessor hereunder shall be prorated to the actual interests.

3

4.

Title and Geological Examination, Upon the execution of this Agreement, Lessor agrees to famish Lessee all abet-acne of title, title opinions, status reports, other title papers, geological, geotechnical, geophysical, and engineering data as it has in its possession or control. Lessor agrees at its cost to attempt to cure any title defects to the satisfaction of Lessee. In the case Lessor is entitled to geologic information from prior Lessees, and if that information is not in the possession of Lessor, then Lessor hereby empowers Lessee as its agent to receive or otherwise obtain said information.

5.

Lease Tenn. The term of this Agreement shall begin with the date hereof and shall continue to and until the tenth anniversary of such date, but subject to earlier termination as herein provided.

6.

Advance Rental. Until this Agreement is sooner terminated, Lessee shall pay to Lessor Advance Rentals according to the following schedule:

Seven Thousand Five Hundred ($7,500.00) dollars upon the execution &this Agreement for the first year commencing the date of this Agreement and ending on the first anniversary thereof.

Commencing with the first anniversary of this Agreement and ending on the fifth anniversary of this Agreement, the then Advance Rental shall increase Twenty-Five Hundred ($2,500) dollars until the annual Advance Rental is Twenty Thousand ($2.0,000.00) dollars. Commencing with the fifth anniversary of this Agreement through the ninth anniversary of this Agreement, the annual Advance Rental shall be Twenty Thousand ($20,000.00) dollars. The Advance Rental after the initial amount shall be due on the anniversary date of this Agreement commencing with the first anniversary and ending with the ninth anniversary thereof Payments of the Advance Rental received within fifteen calendar days of the anniversary due date; will be deemed timely made.

The Advance Rental payments payable to Lessor pursuant to this paragraph shall be credited to and recoverable from Production Rental payments payable by Lessee to Lessor, as provided below. Said right of recovery shall apply to the first such Production Rental payment accruing and shall continue thereafter until Lessee has recovered the full amount of previously paid Advance Rental payments.

7.

Renewal Option. At Lessee's option, this Agreement maybe extended for an additional term of ten (10) years. During such additional term, the annual Advance Rental shall be $20,000, payable in advance as provided in Section 6. Provided this Agreement is not earlier terminated, Lessee shall give written notice to Lessor its intent to exercise this option not less than ninety (90) days prior to the end of the initial lease term for the Leased Premises under this Agreement.

8.

Production Rental, In addition to the Advance Rental, but subject to the set-off provided in Section 6, Lessee shall pay to Lessor a Production Rental of the greater of either four (4%) percent of the net smelter royalty (net ore value processed by Lessor, less production costs thereof, but excluding general administration costs) or fifty cents ($.50) per yard of material processed by the Lessee. Rental, payments are due and shall be paid within twenty (20) days of the end of the month in which the production occurred. Such payments shall be accompanied by a statement summarizing the computation of the yardage processed.

9.

Removal, Stockpiling and Commingling of Ores. Lessee is hereby granted the right to mine or

4

remove from the Leased Premises any ores, wastes, water or other materials existing therein or thereon, through or by means of shafts or openings which may be sunk or made upon adjoining or nearby property controlled by Lessee, and may stockpile any ores, waste or other materials and/or concentrated products of ores or materials from the Leased Premises upon stockpile grounds situated upon any such adjoining or nearby property; and Lessee may use the Leased Premises and any part thereof, any shads, openings, and stockpile grounds, sunk or made thereon for the mining, removal and/or stockpiling of any ores, waste, water and other materials and/or concentrated products of ores or materials from any such adjoining or nearby property, or for any purpose or purposes connected therewith, not, however, preventing or interfering with the mining or removal of ore from the Leased Premises.

Lessee may commingle ore from the Leased Premises with ore from other properties, either before or after concentration or beneficiation so long as the data to determine the weight, both of the placers or gravels removed from the Property and of other placers or gravels to be commingled, are obtained by Lessee. Lessee shall use that weight and data to allocate the rentals from the commingled placers or gravels that was removed from, the Leased Premises. All such weight and allocation calculations by Lessee shall be done in a manner recognized by the mining industry as practical and sufficient.

10.

Accounts and Records; Inspection by Lessor, Lessee shall keep accurate books of account showing the transactions and operations pertaining to computation of the payments due Lessors and records related to Lessor's workings and shall permit Lessor's qualified representative to examine such books and records, at commercially reasonable times and hours, upon ten (10) days written notice. Lessee shall furnish Lessor with Thil, true and accurate information in response to any commercially reasonable request in regard to the mining operations pertaining to computation of pays eats due Lessor or of Lessee's work.

Lessee's record of all mining operations on the Leased Premises shall be available for Lessor's inspection, and Lessor may enter the mine workings on the Leased Premises at all reasonable times for inspection thereof, but Lessor shell so enter at his own risk and shall indemnify the hold Lessee harmless against and from any damage, loss or liability by reason of injury to Lessor or his agents or representatives while on the Leased Premises or in said mine workings. Lessor agrees that such inspection shall not unreasonably or unnecessarily hinder, interrupt, or otherwise interfere with Lessee's operations upon the Leased Premises,

11.

Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and assigns. Lessor may assign his rights under this Agreement, in whole or in part at any time, and shall give notice of such assignment to Lessee. Lessee may assign this Agreement to an affiliated company upon written notice to Lessor, and Lessee may assign this Agreement at any time to any other; party upon five (5) days prior written notice to Lessor.

Changes in the ownership of the Leased Premises or the rights to receive rentals hereunder occurring after delivery of this Agreement shall not be binding on Lessee until it shall receive written notice of such change, together with a certified copy or photographic copy of the recorded documents reflecting such change. No change or division in the ownership of the Leased Premises or rentals hereafter accomplished shall operate to enlarge the obligations or diminish the rights of Lessee hereunder.

.12.

Termination by Lessor. Should Lessee fail to perform any of his covenants and agreements under this Agreement,, the Lessor may, at its option, give Lessee notice of such default, specifying the nature and character thereof. Unless Lessee shall commence correction of the same in good faith within thirty (30) days after receipt of snob notice of those default cures capable of being commenced within thirty (30) days or commenced as soon as commercially reasonable in respect of cures of defaults only capable of being started after thirty (30) days, Lessor may, at its election, terminate this Agreement by giving notice of such election to Lessee, and all rights of Lessee hereunder shall be thereby terminated except the liability provisions of Sections 10 and 14 herein,

5

13.

Termination of Lessee. Lessee shall have the tight at WV time to terminate this Agreement as to any or all of the Leased Premises by giving thirty (30) days written notice of such election to Lessor. At the end of said thirty (10) day period, this Agreement shall terminate as to the Leased Premises, and all nuns -which may be due under this Agreement up to and including the effective date of termination as set forth in the said notice shall be settled and adjusted between the parties and, once finally settled, the parties hail be relieved of all further payment obligations hereunder and shall furnish to Lessor a recordable release of all his rights and interests under this Agreement, except for his right of removal of his personal property as provided in Section 13 below and the liability provisions of Sections 10 and 14 herein, in connection with the above adjustments, the annual Advance Rental shall not be adjusted for the period of the annual rental prior or after termination of this Agreement, but shall be the credit as provided under Section

14.

Liability. Lessee shall, at his sole expense, save, protect and hold harmless Lessor against any and all el .s or liability for injury to or death of person or for damages to property except as provided in Section 10 herein. Lessee shall be responsible for all obligations under this Agreement which have accrued to the effective date of surrender.

15.

Removal of Equipment. Lessee shall have the right at any time within one (1) year after the termination or expiration of this Agreement, or re1iregitishment and termination of Lessee's collateral rights as set forth herein, to remove all property, fixtures or structures erected or placed by Lessee on or in the Leased Premises. If not so removed, title to the property remaining thereafter shall revert to the Lessor.

16, Geologic Data. Lessee shall provide Lessor within twenty (20) days after the termination of this Agreement any factual geologic or engineering data pining to the properties as developed by Lessee, its contractors, or agents,

17.

Liens. Lessee shall keep the Leased Premises free of all liens for labor or materials furnished to it in its operations hereunder, and will indemnify and save harmless Lessor against and from any damage, loss or liability by reason of any liens not removed. Lessee may contest the validity of any lien on the Leased Premises, and the same shall not be deemed a, default unless finally adjudicated to be valid and not discharged by Lessee.

Lessor will not cause or allow any liens, encumbrances or adverse claims to accrue against the Leased Premises, except such as may have been expressly subordinated to this Agreement; and in the event any lien or encumbrance shall hereafter accrue against the Leased. Premises by act or neglect of Lessor, then Lessee may, at Lessee's option, pay and discharge the same, and if Lessee elects so to do, Lessee may deduct the amount so paid from any Advance Rental Production Rentals or other payments hereunder, together with interest thereon at the prime rate as established by The Bank of New York in New York City, subject to the application of any Nevada usury statue.

18.

Notice. All notices hereunder shall be in writing and shall be deemed served when personally delivered or five calendar days after being mailed by registered or certified mail. Such mailed notices shall be addressed to Lessor as follows:

Corporate Creditors Committee LLC,

c/o Mr. Gary McAllister,

#102-1291 West 12800 South

Riverton, Utah 84605

and to Lessee as follows:

6

Nevada, Rae Gold, Inc.

141 Adelaide Street West, #1004 Toronto, Ontario

Canada MSN 3LS

Attention: President

Or to such different address as may from time to time be specified in writing by one party to the other,

19.           Construction, Gender-, and Number. Any -reference herein to "Lessee" skull be read as including Lessee and its heirs, successors and assigns. Any reference herein to "Lessor" shall be read as including Lessor and its heirs, successors, and assigns. "Lessor" and "Lessee" as used herein include the plural, if there are more than one, and reference to either in one gender includes the other and the plural when appropriate.

20.           Force Majeure. Whenever the time for Lessee's performance of any act hereunder is limited or must be performed by a. specified date or after notice and the performance thereof is hindered, prevented, or delayed in whole or is pare by any factors or circumstances beyond the reasonable control of the party obligated to perform such, including, but not limited to, acts of God, fire, storm, floods, earthquakes, landslides, washouts, strikes, material, supply or labor interruptions causing slowdowns in production, delivery, or transportation, hostage of railroad cars, insurrections, riots, or mob violence, civil disobedience, regulations, injunction, orders or requirements of say government, embargoes, war, whether similar or different; then the time for the performance of any such act or obligation shall be extended for a period equal to the eruct of such delay plus a reasonable time thereafter to overcome the effects of such delay.

21.          Reclamation. Lessee shall be liable for all reclamation necessary and arising from a Lessee's raining activities. Declamation work will be completed as soon as commercially reasonable and will be in accordance with all applicable state and federal regulations.

22.          Cooperation. Lessor and Lessee agree to cooperate with one another, to the full extent as is commercially reasonable for either of Them, at Lessee's expense, in connection with compliance with the a environmental, and U.S. Bureau of Land Management laws and regulations relating to Lessee's use and enjoyment of the Leased Premises and the benefits and obligations of this Agreement and in connection with any and all state permitting applications relating to the Leased Premises and to provide for the for the benefit of this Agreement.

23.          Choice of Law; Further Assurances; Caption. This Agreement, shall be governed by the laws of State of Nevada. Upon the written request of Lessee, Lessor agrees to furnish such additional formal assurance or other written documents in proper and recordable form, as may be reasonably necessary to carry out the intent, purposes, and terms of this Agreement. Captions appear in this Agreement only for convenient reference, and racy shall riot affect or define the meaning or scope of any provision of this Agreement.

24.           Memorandum of Agreement. Contemporaneously herewith,, Lessor and Lessee have executed and delivered a Memorandum of Mining .ease, This Memorandum way be recorded at the office of the Clerk and Recorder of Lander County, Nevada, by either party.

7

   25.         Entire Agreement, This Agreement, and the Memorandum of Mining Lease contains the entire agreement by and between the parties hereto, and no oral agreement, promise, statement or representation which is not contained herein shall, be binding on either party. No amendment or modification of this Agreement shall become effective unless and until the same has been reduced to writing and duty signed and acknowledged by the party against whom enforcement at of any such change is sought.

26.

Binding Effect. Lessor agrees that Lessee, by paying The amounts  herein stated sail by performing and observing the several covenants herein contained, may peaceably hold and enjoy the Leased Premises and the rights herein grained, during the term hereof without any interference or interruption by Lessor, its representatives, or assigns. The covenants, terms and conditions of this Agreement shall run with the land and in all respects be binding on and inure to tine benefit of the successors and assigns of either of the parties hereto.

,27.

Lode Mining Rights. This Agreement is subject to Lessors rights to explore, mine and process any lode or in place ore deposits located in or on leased property. If placer gravels have to be removed for mining or mining  purposes (or Lode ores), then placer gravels will be set aside by Lesser for processing by Lesser in a manner that is mutually acceptable to Lessee and Lessor.

IN WITNESS 'WHEREOF, the parties hereto have executed. this Agreement as of the day and year first written above.

LESSORS:

Corporate Creditors Committee, LLC

By:/s/Garry McCallister

Title: Mtg. member

LESSEE..

NEVADA RAE GOLD, INC.

By: /s/Mitchell Geisler

Name: Mitchell Geisler

Title: President

8

Exhibit 14

BULLION MONARCH MINING, INC.

CODE OF CONDUCT

Introduction.

This Code of Conduct (this "Code") is applicable to the (1) President and Chief Executive Officer, (2) Chief Financial Officer, (3) Chief Accounting Officer or Controller and (4) other persons performing similar functions (collectively, the "Covered Executives") of the Company. ("the Company"). As used in this Code, "we", "our" or "us"  means the Company, and "you" means a Covered Executive.  The Covered Executives hold an important and elevated role in corporate governance, and are uniquely positioned and empowered to ensure that the Company's interests are appropriately balanced, protected and preserved. The Company's Board of Directors (the "Board") has adopted this Code to deter wrongdoing and to promote honest and ethical conduct, proper disclosure of financial information in the Company's periodic reports and compliance with applicable laws, rules and regulations by the Company's senior officers who have financial responsibilities.

General obligations.

In performing your duties, we expect you to:

•

Conduct yourself honestly and ethically, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

•

Refrain from using your position for personal gain or competing directly or indirectly with Bullion Monarch Mining, Inc.

•

Provide, or cause to be provided, full, fair, accurate, timely and understandable disclosures in (I) reports and documents that we file with the Securities and Exchange Commission (the "SEC") and (ii) in other public communications made by us.

•

Comply, and encourage others reporting to you to comply, in all material respects to all applicable rules and regulations of federal, state and local governments, the SEC and other appropriate private and public regulatory agencies.

•

Comply, and encourage others reporting to you to comply, with this Code and all other codes of business conduct or ethics adopted by us from time to time.

•

Promptly report, and encourage others reporting to you to report, any known waiver or violation of this Code to R. Don Morris, Director, or a member of the Board.

------------------------

1 This Code is specifically intended to meet the requirements of Section 406 of the Sarbanes-Oxley Act of 2002 (including any amendments).

9

Waivers from or Changes to the Code.

The Board will have the sole and absolute discretionary authority to approve any changes to this Code and any waivers from this Code. Any waiver from this Code, including an implicit waiver, for a Covered Executive will be promptly disclosed on a Form 8-K or any other means approved by the SEC. Such disclosure will include the nature of the waiver, the name of the Covered Executive to whom the Board granted the waiver and the date of the waiver. Any change to this Code will be promptly disclosed as required by law or regulation of the SEC.

Administration of and Compliance with this Code.

Procedures for Raising Concerns. You are expected to comply with this Code and to report any possible violation of this Code, so that it can be investigated and evaluated. Concerns may be presented in person or in writing to R. Don Morris, a director, or a member of the Board. Concerns may be reported on a confidential and anonymous basis. Written concerns should be addressed to R. Don Morris, President, or a member of the Board., Attention: Board of Directors, 3967 North Foothill Drive, Provo, Utah 84604.

Procedures for Investigating and Resolving Concerns. Reports of possible violations will be forwarded to a member of the Board, who may, in their discretion, assume responsibility for evaluating any possible violation and directing or conducting any investigation or may delegate any portion of such responsibility to a committee of the Board or another person or entity. The Board will have the authority to engage independent counsel and other advisers, as it deems necessary, to assist in its investigation and decision process.

After conducting the investigation, the results will be evaluated and the Board will authorize such response, follow-up and preventive actions, if any, as are deemed necessary and appropriate to address the substance of the reported possible violation. We reserve the right to take whatever action it believes appropriate, up to and including discharge of any Covered Executive determined to have engaged in improper conduct.

We will not penalize or retaliate against any person or entity for reporting a possible violation in good faith. We will not tolerate retaliation against any person or entity for submitting, or for cooperating in the investigation of, a possible violation. Any retaliation will warrant disciplinary action against the person who wrongfully retaliates, up to and including termination of employment.

10

Exhibit 21 Subsidiaries

EnShale, Inc.

11

Exhibit 31.1

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

     I, R. Don Morris, certify that:

     1.   I have reviewed this Annual Report (the “Report”) on Form 10-KSB of the small business issuer;

     2.   Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;

     3.   Based on my knowledge, the financial statements, and other financial information included in this Report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this Report;

     4.   The small business issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principals;

c)

evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)

disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5.   The small business issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions);

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

b)

any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date:	7/29/2008	By:	/s/R. Don Morris
R. Don Morris
President and Director

12

Exhibit 31.2

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

     I, James A. Morris, certify that:

     1.   I have reviewed this Annual Report (the “Report”) on Form 10-KSB of the small business issuer;

     2.   Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;

     3.   Based on my knowledge, the financial statements, and other financial information included in this Report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this Report;

     4.   The small business issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principals;

c)

evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)

disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5.   The small business issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions);

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

b)

any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date:	7/29/2008	By:	/s/James A. Morris
James A. Morris
Secretary and Director

13

Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bullion Monarch Mining, Inc. (the “Registrant”) on Form 10-KSB for the period ending April 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, R. Don Morris, President and James A. Morris, Secretary of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date:	7/29/2008	By:	/s/R. Don Morris
R. Don Morris
President and Director

Date:	7/29/2008	By:	/s/James A. Morris
James A. Morris
Secretary and Director

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Exhibit 99.1

This is the grid map of Township 5 South Range 4 West of the Salt Lake Meridian, Utah.  Please see the attached pdf for the actual map.

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